LoCorr Managed Futures Strategy Fund

Class	A	LFMAX
Class	C	LFMCX
Class	I	LFMIX

LoCorr Long/Short Commodities Strategy Fund

Class	A	LCSAX
Class	C	LCSCX
Class	I	LCSIX

LoCorr Long/Short Equity Fund

Class	A	LEQAX
Class	C	LEQCX
Class	I	LEQIX

PROSPECTUS
May 1, 2013

Advised by: LoCorr Fund Management, LLC 261 School Avenue, 4th Floor Excelsior, MN 55331

www.LoCorrFunds.com	1-855-LCFUNDS
1-855-523-8637

This Prospectus provides important information about the Funds that you should know before investing.  Please read it carefully and keep it for future reference.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

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2

HOW SHARES ARE PRICED	49
HOW TO PURCHASE SHARES	51
Class A Shares	51
Class C Shares	54
Class I Shares	54

3

LOCORR MANAGED FUTURES STRATEGY FUND SUMMARY

Investment Objectives:  The Fund's primary investment objective is capital appreciation in rising and falling equity markets with managing volatility as a secondary objective.

Fees and Expenses of the Fund:  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $25,000 in the Fund.  More information about these and other discounts is available from your financial professional and in How to Purchase Shares on page 50 of the Fund’s Prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of original purchase price)	1.00%	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee (as a % of amount redeemed if sold within 30 days)	1.00%	1.00%	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.50%	1.50%	1.50%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses (1)	0.87%	0.87%	0.87%
Swap Fees and Expenses(2) 0.50%
Remaining Other Expenses 0.37%
Total Annual Fund Operating Expenses	2.62%	3.37%	2.37%

(1)
"Other Expenses," which have been estimated and restated, include both the expenses of the Fund's consolidated wholly-owned subsidiary ("Subsidiary") and the fee paid to the counterparty of the Fund's total return swap ("Swap"), which is the primary way the Fund seeks exposure to managers' (which are generally commodity trading advisors ("CTAs")) trading vehicles (each, an "Underlying Fund").  The Swap is designed to replicate the aggregate returns of the trading strategies of the CTAs through a customized index.  More information regarding the Subsidiary and the investments made to pursue the Fund's Managed Futures strategy can be found in the "Principal Investment Strategies" section of this Prospectus.

(2)
The cost of the Swap does not include the fees and expenses of the CTAs included in the Swap.  The Swap's returns will be reduced and its losses increased by the costs associated with the Swap, which are the fees and expenses deducted by the counterparty in the calculation of the returns on the Swap, including the management and performance fees of the CTAs.  A performance fee for one or more managers represented in the Swap may be deducted from the return of the Swap even if the aggregate returns of the Swap are negative.  These fees, which are not reflected in the Annual Fund Operating Expenses table, are embedded in the return of the Swap and represent an indirect cost of investing in the Fund.  Generally, the management fees and performance fees of the CTAs included in the index range from 0% to 2% of assets and 10% to 20% of the returns, respectively.  Such fees are accrued daily within the index and deducted from the Swap value quarterly.

Example:  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

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Class	1 Year	3 Years	5 Years	10 Years
A	$825	$1,343	$1,885	$3,359
C	$340	$1,036	$1,755	$3,658
I	$240	$739	$1,265	$2,706

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year ended December 31, 2012, the Fund’s portfolio turnover rate was 45.59% of the average value of its portfolio.

Principal Investment Strategies:  The Fund seeks to achieve its investment objectives by allocating its assets using two principal strategies:

•	“Managed Futures” Strategy

•	“Fixed Income” Strategy

The Managed Futures strategy is designed to produce capital appreciation by capturing returns related to the commodity and financial markets by investing primarily in securities of (1) limited partnerships, (2) corporations, (3) limited liability companies and (4) other types of pooled investment vehicles, including commodity pools (collectively, “Underlying Funds”) and derivative instruments, such as swap contracts, structured notes or other securities or derivatives, that provide exposure to the managers of Underlying Funds.  Each Underlying Fund invests according to its manager’s sub-strategy, long or short in one or a combination of: (i) futures, (ii) forwards, (iii) options, (iv) spot contracts, or (v) swaps, each of which may be tied to (a) currencies, (b) interest rates, (c) stock market indices, (d) energy resources, (e) metals or (f) agricultural products.  These derivative instruments are used as substitutes for securities, interest rates, currencies and commodities and for hedging.  To the extent the Fund uses swaps or structured notes under the Commodities strategy, the investments will generally have payments linked to commodity or financial derivatives that are designed to produce returns similar to those of the Underlying Funds and their respective sub-strategies.  The Fund does not invest more than 25% of its assets in contracts with any one counterparty.  Managed futures sub-strategies may include investment styles that rely upon buy and sell signals generated from technical analysis systems such as trend-pattern recognition, as well as from fundamental economic analysis and relative value comparisons.  Managed Futures strategy investments will be made without restriction as to the Underlying Fund’s country.

The Fund will execute its Managed Futures strategy primarily by investing up to 25% of its total assets (measured at the time of purchase) in a wholly-owned and controlled subsidiary (the “Subsidiary”).  The Subsidiary will invest the majority of its assets in one or more Underlying Funds, swap contracts, structured notes and other investments intended to serve as margin or collateral for derivative positions.  The Subsidiary is subject to the same investment restrictions as the Fund.

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To the extent the adviser is utilizing derivatives to gain exposure to managers, it is anticipated that the Fund will use a total return swap (the "Swap"), a type of derivative instrument based on a customized index (the "Index") designed to replicate the aggregate returns of the managers selected by the adviser.  The Swap is based on a notional amount agreed upon by the adviser and the counterparty.  The adviser may add or remove managers from the Swap or adjust the notional exposure between the managers within the Swap.  Generally, the fees and expenses of the Swap are based on the notional value.  The Index is calculated by the counterparty to the Swap and includes a deduction for fees of the counterparty as well as management and performance fees of the managers.  Because the Index is designed to replicate the returns of managers selected by the adviser, the performance of the Fund will depend on the ability of the managers to generate returns in excess of the costs of the Index.

The adviser anticipates that, based upon its analysis of long-term historical returns and volatility of various asset classes, the Fund will allocate approximately 25% of its assets to the Managed Futures strategy and approximately 75% of its assets to the Fixed Income strategy.  However, as market conditions change the portion allocated may be higher or lower.

The Fixed Income strategy is designed to generate interest income and preserve principal by investing primarily in investment grade securities including: (1) obligations issued or guaranteed by the United States Government, its agencies or instrumentalities, (2) securities issued or guaranteed by foreign governments, their political subdivisions or agencies or instrumentalities, (3) bonds, notes, or similar debt obligations issued by U.S. or foreign corporations or special-purpose entities backed by corporate debt obligations, (4) U.S. asset-backed securities (“ABS”), (5) U.S. residential mortgage-backed securities (“MBS”), (6) U.S. commercial mortgage-backed securities (“CMBS”), (7) interest rate-related futures contracts and (8) interest rate-related or credit default-related swap contracts.  The Fund defines investment grade fixed income securities as those that are rated, at the time purchased, in the top four categories by a rating agency such as Moody’s Investors Service, Inc. (“Moody’s”) or Standard & Poor’s Ratings Services (“S&P”), or, if unrated, determined to be of comparable quality.  However, the fixed income portion of the Fund’s portfolio will be invested without restriction as to individual issuer country, type of entity, or capitalization.  Futures and swap contracts are used for hedging purposes and as substitutes for fixed income securities.  The Fund’s adviser delegates management of the Fund’s Fixed Income strategy portfolio to a sub-adviser.

The Fund seeks to achieve its secondary investment objective primarily by (1) diversifying the Managed Futures strategy investments among asset classes and sub-strategies that are not expected to have returns that are highly correlated to each other or the equity markets and (2) by selecting Fixed Income strategy investments that are short-term to medium-term interest income-generating securities (those with maturities or average lives of less than 10 years) that are expected to be less volatile than the equity markets in general and that are not expected to have returns that are highly correlated to the equity markets or the Managed Futures strategy.  However, the Fund is “non-diversified” for purposes of the Investment Company Act of 1940, as amended (the “1940 Act”), which means that the Fund may invest in fewer securities at any one time than a diversified fund.

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The Securities and Exchange Commission granted the Fund and the adviser an order that allows the adviser (subject to certain conditions including oversight and approval by the Fund's Board of Trustees) to hire a new sub-adviser or sub-advisers and  to change the terms of agreements with a sub-adviser or sub-advisers without shareholder approval.   Shareholders will be notified of any sub-adviser changes.

ADVISER’S INVESTMENT PROCESS

The adviser will pursue the Fund’s investment objectives, in part, by utilizing its investment and risk management process.

•
Underlying Fund selection by the adviser, or including an Underlying Fund in a derivative investment designed to replicate the returns of an Underlying Fund, represents the result of quantitative and qualitative reviews that identify Underlying Funds and their managers chosen for their alternative investment market niche (investments other than stocks and bonds), historical performance, management accessibility, commitment, investment strategy, as well as process and methodology.  Using this selection process, the adviser believes it can identify Underlying Funds with above-average expected returns and lower-than-average volatility.

•
Risk Management represents the ongoing attention to the historical return performance of each Underlying Fund as well as the interaction or correlation of returns between Underlying Funds.  Using this risk management process, the adviser believes the Fund, over time, will not be highly correlated to the equity markets and will provide the potential for reducing volatility in investors’ portfolios.

The adviser buys securities that it believes offer above-average expected returns and lower-than-average volatility and sells them when it believes they have reached their target price, to adjust asset allocation or when more attractive investments are available.

SUB-ADVISER’S INVESTMENT PROCESS

The sub-adviser selects securities using a “top-down” approach that begins with the formulation of the sub-adviser’s general economic outlook.  Following this, various sectors and industries are analyzed and selected for investment.  Finally, the sub-adviser selects individual securities within these sectors or industries that it believes have above peer-group expected yield, potential for capital preservation or appreciation.  The sub-adviser selects futures and swaps to hedge interest rate and credit risks and as substitutes for securities when it believes derivatives provide a better return profile or when specific securities are temporarily unavailable.  The sub-adviser sells securities and derivatives to adjust interest rate risk, adjust credit risk, when a price target is reached, or when a security’s or derivative’s price outlook is deteriorating.

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Principal Investment Risks:  As with all mutual funds, there is the risk that you could lose money through your investment in the Fund.  Many factors affect the Fund’s net asset value and performance.

The following risks apply to the Fund’s direct investments in securities and derivatives as well as the Fund’s indirect risks through investing in Underlying Funds and the Subsidiary.

•
ABS, MBS and CMBS Risk:  ABS, MBS and CMBS are subject to credit risk because underlying loan borrowers may default.  Additionally, these securities are subject to prepayment risk because the underlying loans held by the issuers may be paid off prior to maturity.  The value of these securities may go down as a result of changes in prepayment rates on the underlying mortgages or loans.  During periods of declining interest rates, prepayment rates usually increase and the Fund may have to reinvest prepayment proceeds at a lower interest rate.  CMBS are less susceptible to this risk because underlying loans may have prepayment penalties or prepayment lock out periods.

•
Commodity Risk: Investing in the commodities markets may subject the Fund to greater volatility than investments in traditional securities.  Commodity prices may be influenced by unfavorable weather, animal and plant disease, geologic and environmental factors as well as changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions.

•
Credit Risk:  There is a risk that issuers and counterparties will not make payments on securities and other investments held by the Fund, resulting in losses to the Fund.  In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes.

•
Derivatives Risk: Derivatives are subject to tracking risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace.  Short positions are subject to potentially unlimited liability.  Purchased options may expire worthless.  Over the counter derivatives, such as swaps, are subject to counterparty default.  Leverage inherent in derivatives will tend to magnify the Fund’s losses.

•
Fixed Income Risk:  Typically, a rise in interest rates causes a decline in the value of fixed income securities.  The value of fixed income securities typically falls when an issuer’s credit quality declines and may even become worthless if an issuer defaults.

•
Foreign Currency Risk:  Currency trading risks include market risk, credit risk and country risk.  Market risk results from adverse changes in exchange rates in the currencies the Fund is long or short.  Credit risk results because a currency-trade counterparty may default.  Country risk arises because a government may interfere with transactions in its currency.

•
Foreign Investment Risk:  Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards.  Investing in emerging markets imposes risks different from, or greater than, risks of investing in foreign developed countries.

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•
Issuer-Specific Risk: The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.  The value of securities of smaller issuers can be more volatile than those of larger issuers. The value of certain types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.

•
Leverage Risk: Using derivatives to increase the Fund’s combined long and short exposure creates leverage, which can magnify the Fund’s potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund’s share price.

•	Limited History of Operations: The Fund has a limited history of operation. In addition, the adviser currently manages another mutual fund, the adviser had not managed a mutual fund prior to 2011.

•
Liquidity Risk:  Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.

•
Management Risk:  The adviser’s and sub-adviser’s judgments about the attractiveness, value and potential appreciation of particular asset classes, securities and derivatives in which the Fund invests may prove to be incorrect and may not produce the desired results.  Additionally, the adviser’s judgments about the potential performance of the sub-adviser may also prove incorrect and may not produce the desired results.

•
Market Risk:  Overall securities and derivatives market risks may affect the value of individual instruments in which the Fund invests.  Factors such as domestic and foreign economic growth and market conditions, interest rate levels, and political events affect the securities and derivatives markets.  When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.

•
Non-Diversification Risk:  As a non-diversified fund, the Fund may invest more than 5% of its total assets in the securities of one or more issuers.  The Fund’s performance may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company.

•
Short Position Risk:  The Fund will incur a loss as a result of a short position if the price of the short position instrument increases in value between the date of the short position sale and the date on which an offsetting position is purchased.  Short positions may be considered speculative transactions and involve special risks, including greater reliance on the adviser’s ability to accurately anticipate the future value of a security or instrument.  The Fund’s losses are potentially unlimited in a short position transaction.

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•
Swap Risk:  Swap agreements are subject to the risk that the counterparty to the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the counterparty to the swap.  Swap agreements may also involve fees, commissions or other costs that may reduce the Fund's gains from a swap agreement or may cause the Fund to lose money.

•
Underlying Funds Risk:  Underlying Funds are subject to management and other expenses, which will be indirectly paid by the Fund. Management expenses typically are up to 2% of Underlying Fund assets and may include additional performance-based compensation of up to 20% of Underlying Fund profits.  As a result, the cost of investing in the Fund will be higher than the cost of investing directly in an Underlying Fund and may be higher than other mutual funds that invest directly in stocks and bonds.  Each Underlying Fund will pay performance based fees to each manager without regard to the performance of other managers and the Underlying Fund’s overall profitability.  Underlying Funds are subject to specific risks, depending on the nature of the fund.

•
Wholly-Owned Subsidiary Risk: The Subsidiary will not be registered under the 1940 Act and, unless otherwise noted in this Prospectus, will not be subject to all of the investor protections of the 1940 Act.  Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or Subsidiary to operate as described in this Prospectus and could negatively affect the Fund and its shareholders.  Your cost of investing in the Fund will be higher because you indirectly bear the expenses of the Subsidiary.

Who Should Invest in the Fund?

The adviser believes the Fund is appropriate for investors seeking the low-correlation benefits of managed futures investing, relative to traditional stock portfolios.

Performance:

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for 1-year and since inception compare with that of a broad-based securities index and a secondary index.  The returns in the bar chart and best/worst quarter are for Class I shares which do not have sales charges.  The performance of Class A and Class C Shares would be lower due to differing expense structures and sales charges.  The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future and does not guarantee future results.  Updated performance information is available on the Fund’s website at www.LoCorrFunds.com.

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Calendar Year Total Return
Highest Quarterly Return:	Q3 2012	0.57%

Lowest Quarterly Return:	Q1 2012	(5.88)%

Average Annual Total Return as of December 31, 2012
	1 Year	Since Inception (3/24/2011)
LoCorr Managed Futures Strategy Fund (Class I Shares)
Return Before Taxes	(5.75)%	(6.89)%
Return After Taxes on Distributions	(5.76)%	(6.89)%
Return After Taxes on Distributions and Sale of Fund Shares	(3.74)%	(5.83)%
(Class A Shares)*
Return Before Taxes	(5.98)%	(7.10)%*
(Class C Shares)*
Return Before Taxes	(6.77)%	(7.84)%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	16.00%	7.27%
Barclay CTA Index (reflects no deduction for fees, expenses or taxes)	(1.65)%	(2.37)%
* The Fund offers three classes of Shares.  The Class I shares and Class C shares commenced operations on March 24, 2011 and Class A shares commenced operations on March 22, 2011. “Since Inception” performance for Class A shares is shown as of March 22, 2011.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and does not reflect the impact of state and local taxes.  Actual after-tax returns depend on the individual investor’s situation and may differ from those shown.  Furthermore, the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”).  After-tax returns are shown for Class I shares only and will vary for Class A and Class C.  The Fund’s return after taxes on distributions and sale of Fund shares is greater than its return before taxes and return before taxes on distributions, because it includes a tax benefit resulting from the capital losses that would have been incurred, and could be utilized against other capital gains an investor may have.

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Investment Adviser:  LoCorr Fund Management, LLC (the “Adviser”)

Investment Adviser Portfolio Manager:  Jon C. Essen, Chief Operating Officer of the adviser, has served the Fund as a portfolio manager since it commenced operations in 2011.

Investment Sub-Adviser:  Nuveen Asset Management, LLC

Sub-Adviser Portfolio Manager:  Chris J. Neuharth, CFA, Portfolio Manager of the sub-adviser, has served the Fund as a portfolio manager since it commenced operations in 2011.

Purchase and Sale of Fund Shares:  You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading by written request, telephone, website, or through your broker.  Redemptions will be paid by ACH, check or wire transfer.  The minimum initial investment amount for Class A and Class C shares is $2,500.  The minimum initial investment in Class I shares is $100,000.  The minimum subsequent investment amount for all classes is $500.  The Fund or its adviser may waive any investment minimum.

Tax Information:  Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

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LOCORR LONG/SHORT COMMODITIES STRATEGY FUND SUMMARY

Investment Objectives:  The Fund's primary investment objective is capital appreciation in rising and falling commodities markets with managing volatility as a secondary objective.

Fees and Expenses of the Fund:  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $25,000 in the Fund.  More information about these and other discounts is available from your financial professional and in How to Purchase Shares on page 50 of the Fund’s Prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of original purchase price)	1.00%	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee as a % of amount redeemed if sold within 30 days	1.00%	1.00%	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.50%	1.50%	1.50%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses (1)	4.88%	4.88%	4.88%
Swap Fees and Expenses(2) 0.50%
Remaining Other expenses 4.38%
Total Annual Fund Operating Expenses	6.63%	7.38%	6.38%
Fee Waiver (3)	-3.92%	-3.92%	-3.92%
Total Annual Fund Operating Expenses After Fee Waiver	2.71%	3.46%	2.46%

(1)
"Other Expenses," which have been estimated and restated, include both the expenses of the Fund's consolidated wholly-owned subsidiary ("Subsidiary") and the fee paid to the counterparty of the Fund's total return swap ("Swap"), which is the primary way the Fund seeks exposure to managers' (which are generally commodity trading advisors ("CTAs")) trading vehicles (each, an "Underlying Fund").  The Swap is designed to replicate the aggregate returns of the trading strategies of the CTAs through a customized index.  More information regarding the Subsidiary and the investments made to pursue the Fund's Commodities strategy can be found in the "Principal Investment Strategies" section of this Prospectus.  “Other Expenses” include acquired fund fees and expense (“AFFE”).  AFFE are not included in the Financial Highlights, which reflects only the operating expenses of the Fund.

(2)
The cost of the Swap does not include the fees and expenses of the CTAs included in the Swap.  The Swap's returns will be reduced and its losses increased by the costs associated with the Swap, which are the fees and expenses deducted by the counterparty in the calculation of the returns on the Swap, including the management and performance fees of the CTAs.  A performance fee for one or more managers represented in the Swap may be deducted from the return of the Swap even if the aggregate returns of the Swap are negative.  These fees, which are not reflected in the Annual Fund Operating Expenses table, are embedded in the return of the Swap and represent an indirect cost of investing in the Fund.  Generally, the management fees and performance fees of the CTAs included in the index range from 0% to 2% of assets and 10% to 20% of the returns, respectively.  Such fees are accrued daily within the index and deducted from the Swap value quarterly.

(3)
The Fund's adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least April 30, 2014, to ensure that Total Annual Fund Operating Expenses After Fee Waiver and/or Reimbursement (exclusive of any Rule 12b-1 distribution and/or servicing fees, taxes, interest, short selling expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization, indirect expenses, swap fees and expenses, expenses of other investment companies in which the Fund may invest, or extraordinary expenses such as litigation and inclusive of organizational costs incurred prior to the commencement of operations) will not exceed 1.95% of the Fund’s daily average net assets attributable to each class of the Fund.  These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.  This agreement may be terminated only by the Fund’s Board of Trustees, on 60 days’ written notice to the adviser.

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Example:  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
A	$833	$2,091	$3,308	$6,181
C	$349	$1,812	$3,206	$6,412
I	$249	$1,540	$2,795	$5,784

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal period ended December 31, 2012, the Fund’s portfolio turnover rate was 60.42% of the average value of its portfolio.

Principal Investment Strategies:  The Fund seeks to achieve its investment objectives by allocating its assets using two principal strategies:

•	“Commodities” Strategy

•	“Fixed Income” Strategy

The Commodities strategy is designed to produce capital appreciation by capturing returns related to the commodities markets by investing primarily in securities of one or more (1) limited partnerships, (2) corporations, (3) limited liability companies and (4) other types of pooled investment vehicles, including commodity pools (collectively, “Underlying Funds”) and derivative instruments, such as swap contracts, structured notes or other securities or derivatives, that provide exposure to the managers of Underlying Funds.  Each Underlying Fund invests according to its manager’s sub-strategy, long or short in one or a combination of: (i) futures, (ii) forwards, (iii) options, (iv) spot contracts, or (v) swaps, each of which may be tied to (a) energy resources, (b) metals or (c) agricultural products.  These derivative instruments are used as substitutes for commodities and for hedging.  To the extent the Fund uses swaps or structured notes under the Commoditiesstrategy, the investments will generally have payments linked to commodity or financial derivatives that are designed to produce returns similar to those of the Underlying Funds and their respective sub-strategies.  The Fund does not invest more than 25% of its assets in contracts with any one counterparty.  Commodities sub-strategies may include investment styles that rely upon buy and sell signals generated from technical analysis systems such as trend-pattern recognition, as well as from fundamental economic analysis and relative value comparisons.  Commodities strategy investments will be made without restriction as to the Underlying Fund’s country.

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The Fund will execute its Commodities strategy primarily by investing up to 25% of its total assets (measured at the time of purchase) in a wholly-owned and controlled subsidiary (the “Subsidiary”).  The Subsidiary will invest the majority of its assets in one or more Underlying Funds, swap contracts, structured notes and other investments intended to serve as margin or collateral for derivative positions.  The Subsidiary is subject to the same investment restrictions as the Fund.

To the extent the adviser is utilizing derivatives to gain exposure to managers, it is anticipated that the Fund will use a total return swap (the "Swap"), a type of derivative instrument based on a customized index (the "Index") designed to replicate the aggregate returns of the managers selected by the adviser.  The Swap is based on a notional amount agreed upon by the adviser and the counterparty.  The adviser may add or remove managers from the Swap or adjust the notional exposure between the managers within the Swap.  Generally, the fees and expenses of the Swap are based on the notional value.  The Index is calculated by the counterparty to the Swap and includes a deduction for fees of the counterparty as well as management and performance fees of the managers.  Because the Index is designed to replicate the returns of managers selected by the adviser, the performance of the Fund will depend on the ability of the managers to generate returns in excess of the costs of the Index.

The adviser anticipates that, based upon its analysis of long-term historical returns and volatility of various asset classes, the Fund will allocate approximately 25% of its assets to the Commodities strategy and approximately 75% of its assets to the Fixed Income strategy.  However, as market conditions change the portion allocated may be higher or lower.

The Fixed Income strategy is designed to generate interest income and preserve principal by investing primarily in investment grade securities including: (1) obligations issued or guaranteed by the United States Government, its agencies or instrumentalities, (2) securities issued or guaranteed by foreign governments, their political subdivisions or agencies or instrumentalities, (3) bonds, notes, or similar debt obligations issued by U.S. or foreign corporations or special-purpose entities backed by corporate debt obligations, (4) U.S. asset-backed securities (“ABS”), (5) U.S. residential mortgage-backed securities (“MBS”), (6) U.S. commercial mortgage-backed securities (“CMBS”), (7) interest rate-related futures contracts and (8) interest rate-related or credit default-related swap contracts.  The Fund defines investment grade fixed income securities as those that are rated, at the time purchased, in the top four categories by a rating agency such as Moody’s Investors Service, Inc. (“Moody’s”) or Standard & Poor’s Ratings Service (“S&P”), or, if unrated, determined to be of comparable quality.  However, the fixed income portion of the Fund’s portfolio will be invested without restriction as to individual issuer country, type of entity, or capitalization.  Futures and swap contracts are used for hedging purposes and as substitutes for fixed income securities.  The Fund’s adviser delegates management of the Fund’s Fixed Income strategy portfolio to a sub-adviser.

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The Fund seeks to achieve its secondary investment objective primarily by (1) diversifying the Commodities strategy investments among sub-strategies that are not expected to have returns that are highly correlated to each other or the commodities markets and (2) by selecting Fixed Income strategy investments that are short-term to medium-term interest income-generating securities (those with maturities or average lives of less than 10 years) that are expected to be less volatile than the commodities markets in general and that are not expected to have returns that are highly correlated to the commodities markets or the Commodities strategy.  However, the Fund is “non-diversified” for purposes of the Investment Company Act of 1940, as amended (the “1940 Act”), which means that the Fund may invest in fewer securities at any one time than a diversified fund.

The Securities and Exchange Commission granted the Fund and the adviser an order that allows the adviser (subject to certain conditions including oversight and approval by the Fund's Board of Trustees) to hire a new sub-adviser or sub-advisers and to change the terms of agreements with a sub-adviser or sub-advisers without shareholder approval.   Shareholders will be notified of any sub-adviser changes.

ADVISER’S INVESTMENT PROCESS

The adviser will pursue the Fund’s investment objectives, in part, by utilizing its investment and risk management process.

•
Underlying Fund selection by the adviser, or including an Underlying Fund in a derivative investment designed to replicate the returns of an Underlying Fund, represents the result of quantitative and qualitative reviews that identify Underlying Funds and their managers chosen for their alternative investment market niche (investments other than stocks and bonds), historical performance, management accessibility, commitment, investment strategy, as well as process and methodology.  Using this selection process, the adviser believes it can identify Underlying Funds with above-average expected returns and lower-than-average volatility.

•
Risk Management represents the ongoing attention to the historical return performance of each Underlying Fund as well as the interaction or correlation of returns between Underlying Funds.  Using this risk management process, the adviser believes the Fund, over time, will not be highly correlated to the commodities markets and will provide the potential for reducing volatility in investors’ portfolios.

The adviser buys securities that it believes offer above-average expected returns and lower-than-average volatility and sells them when it believes they have reached their target price, to adjust asset allocation or when more attractive investments are available.

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SUB-ADVISER’S INVESTMENT PROCESS

The sub-adviser selects securities using a “bottom-up” approach that begins with fundamental analysis. The portfolio construction process emphasizes income generation with risk control by focusing on broad diversification across issuer and sector.  The sub-adviser is typically strategically over-weighted in non-Treasury sectors. Portfolios are diversified among agency, corporate bonds, mortgage-backed, commercial mortgage-backed, asset-backed, supranational, sovereign, and municipal securities. The sub-adviser may select futures and swaps to hedge interest rate and credit risks and as substitutes for securities when it believes derivatives provide a better return profile or when specific securities are temporarily unavailable.  The sub-adviser may sell securities and derivatives to adjust interest rate risk, adjust credit risk, when a price target is reached, or when a security’s or derivative’s price outlook is deteriorating.

Principal Investment Risks:  As with all mutual funds, there is the risk that you could lose money through your investment in the Fund.  Many factors affect the Fund’s net asset value and performance.

The following risks apply to the Fund’s direct investments in securities and derivatives as well as the Fund’s indirect risks through investing in Underlying Funds and the Subsidiary.

•
ABS, MBS and CMBS Risk:  ABS, MBS and CMBS are subject to credit risk because underlying loan borrowers may default.  Additionally, these securities are subject to prepayment risk because the underlying loans held by the issuers may be paid off prior to maturity.  The value of these securities may go down as a result of changes in prepayment rates on the underlying mortgages or loans.  During periods of declining interest rates, prepayment rates usually increase and the Fund may have to reinvest prepayment proceeds at a lower interest rate.  CMBS are less susceptible to this risk because underlying loans may have prepayment penalties or prepayment lock out periods.

•
Commodity Risk: Investing in the commodities markets may subject the Fund to greater volatility than investments in traditional securities.  Commodity prices may be influenced by unfavorable weather, animal and plant disease, geologic and environmental factors as well as changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions.

•
Credit Risk:  There is a risk that issuers and counterparties will not make payments on securities and other investments held by the Fund, resulting in losses to the Fund.  In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes.

•
Derivatives Risk: Derivatives are subject to tracking risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace.  Short positions are subject to potentially unlimited liability.  Purchased options may expire worthless.  Over the counter derivatives, such as swaps, are subject to counterparty default.  Leverage inherent in derivatives will tend to magnify the Fund’s losses.

•
Fixed Income Risk:  Typically, a rise in interest rates causes a decline in the value of fixed income securities.  The value of fixed income securities typically falls when an issuer’s credit quality declines and may even become worthless if an issuer defaults.

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•
Foreign Investment Risk:  Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards.  Investing in emerging markets imposes risks different from, or greater than, risks of investing in foreign developed countries.

•
Issuer-Specific Risk: The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.  The value of securities of smaller issuers can be more volatile than those of larger issuers. The value of certain types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.

•
Leverage Risk: Using derivatives to increase the Fund’s combined long and short exposure creates leverage, which can magnify the Fund’s potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund’s share price.

•
Limited History of Operations:  The Fund has a limited history of operation.  In addition, while the adviser currently manages another mutual fund, the adviser had not managed a mutual fund prior to 2011.

•
Liquidity Risk:  Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.

•
Management Risk:  The adviser’s and sub-adviser’s judgments about the attractiveness, value and potential appreciation of particular asset classes, securities and derivatives in which the Fund invests may prove to be incorrect and may not produce the desired results.  Additionally, the adviser’s judgments about the potential performance of the sub-adviser may also prove incorrect and may not produce the desired results.

•
Market Risk:  Overall securities and derivatives market risks may affect the value of individual instruments in which the Fund invests.  Factors such as domestic and foreign economic growth and market conditions, interest rate levels, and political events affect the securities and derivatives markets.  When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.

•
Non-Diversification Risk:  As a non-diversified fund, the Fund may invest more than 5% of its total assets in the securities of one or more issuers.  The Fund’s performance may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company.

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•
Short Position Risk:  The Fund will incur a loss as a result of a short position if the price of the short position instrument increases in value between the date of the short position sale and the date on which an offsetting position is purchased.  Short positions may be considered speculative transactions and involve special risks, including greater reliance on the adviser’s ability to accurately anticipate the future value of a security or instrument.  The Fund’s losses are potentially unlimited in a short position transaction.

•
Swap Risk:  Swap agreements are subject to the risk that the counterparty to the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the counterparty to the swap.  Swap agreements may also involve fees, commissions or other costs that may reduce the Fund's gains from a swap agreement or may cause the Fund to lose money.

•
Underlying Funds Risk:  Underlying Funds are subject to management and other expenses, which will be indirectly paid by the Fund. Management expenses typically are up to 2% of Underlying Fund assets and may include additional performance-based compensation of up to 20% of Underlying Fund profits.  As a result, the cost of investing in the Fund will be higher than the cost of investing directly in an Underlying Fund and may be higher than other mutual funds that invest directly in stocks and bonds.  Each Underlying Fund will pay performance based fees to each manager without regard to the performance of other managers and the Underlying Fund’s overall profitability.  Underlying Funds are subject to specific risks, depending on the nature of the fund.

•
Wholly-Owned Subsidiary Risk: The Subsidiary will not be registered under the 1940 Act and, unless otherwise noted in this Prospectus, will not be subject to all of the investor protections of the 1940 Act.  Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or Subsidiary to operate as described in this Prospectus and could negatively affect the Fund and its shareholders.  Your cost of investing in the Fund will be higher because you indirectly bear the expenses of the Subsidiary.

Who Should Invest in the Fund?

The adviser believes the Fund is appropriate for investors seeking the low-correlation benefits of commodities strategy investing, relative to traditional stock portfolios.

Performance:

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for 1-year and since inception compare with that of a broad-based securities index and a secondary index.  The returns in the bar chart and best/worst quarter are for Class I shares which do not have sales charges.  The performance of Class A and Class C Shares would be lower due to differing expense structures and sales charges.  The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future and does not guarantee future results.  Updated performance information is available on the Fund’s website at www.LoCorrFunds.com.

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Calendar Year Total Return
Highest Quarterly Return:	Q1 2012	(0.70)%

Lowest Quarterly Return:	Q4 2012	(7.51)%

Average Annual Total Return as of December 31, 2012
	1 Year	Since Inception (1/1/2012)
LoCorr Long/Short Commodities Strategy Fund (Class I Shares)
Return Before Taxes	(16.20)%	(16.20)%
Return After Taxes on Distributions	(16.20)%	(16.20)%
Return After Taxes on Distributions and Sale of Fund Shares	(10.53)%	(10.53)%
LoCorr Long/Short Commodities Strategy Fund (Class A Shares)
Return Before Taxes	(16.30)%	(16.30)%
(Class C Shares)
Return Before Taxes	(17.10)%	(17.10)%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	16.00%	16.00%
Barclays CTA Index (reflects no deduction for fees, expenses or taxes)	(1.65)%	(1.65)%
Morningstar Long/Short Commodity Index (reflects no deduction for fees, expenses or taxes)	(11.37)%	(11.37)%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and does not reflect the impact of state and local taxes.  Actual after-tax returns depend on the individual investor’s situation and may differ from those shown.  Furthermore, the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”).  After-tax returns are shown for Class I shares only and will vary for Class A.  The Fund’s return after taxes on distributions and sale of Fund shares is greater than its return before taxes and return before taxes on distributions, because it includes a tax benefit resulting from the capital losses that would have been incurred, and could be utilized against other capital gains an investor may have.

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Investment Adviser:  LoCorr Fund Management, LLC

Investment Adviser Portfolio Manager:  Jon C. Essen, Chief Operating Officer of the adviser, has served the Fund as a portfolio manager since it commenced operations in 2011.

Investment Sub-Adviser:  Galliard Capital Management, Inc.

Sub-Adviser Portfolio Manager:  Andrea Johnson, Portfolio Manager of the sub-adviser, has served the Fund as a portfolio manager since it commenced operations in 2011.

Purchase and Sale of Fund Shares:  You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading by written request, telephone, website, or through your broker.  Redemptions will be paid by ACH, check or wire transfer.  The minimum initial investment amount for Class A and Class C shares is $2,500.  The minimum initial investment in Class I shares is $100,000.  The minimum subsequent investment amount for all classes is $500.  The Fund or its adviser may waive any investment minimum.

Tax Information:  Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

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LOCORR LONG/SHORT EQUITY FUND SUMMARY

Investment Objectives:  The Fund's investment objective is long-term capital appreciation with reduced volatility compared to traditional broad-based equity market indices as a secondary objective.

Fees and Expenses of the Fund:  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $25,000 in the Fund.  More information about these and other discounts is available from your financial professional and in How to Purchase Shares on page 50 of the Fund’s Prospectus.

Shareholder Fees (fees paid directly from your investment)		Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)		5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of original purchase price)		1.00%	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions		None	None	None
Redemption Fee as a % of amount redeemed if sold within 30 days		1.00%	1.00%	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees		2.45%	2.45%	2.45%
Distribution and/or Service (12b-1) Fees		0.25%	1.00%	0.00%
Other Expenses (1)		0.80%	0.80%	0.80%
Dividend Expense and Fees on Short Sales	0.25%
Remaining Other Expenses	0.55%
Total Annual Fund Operating Expenses		3.50%	4.25%	3.25%
Fee Waiver (2)		-0.10%	-0.10%	-0.10%
Total Annual Fund Operating Expenses After Fee Waiver		3.40%	4.15%	3.15%

(1)	"Other Expenses" are estimated for the current fiscal year

(2)
The Fund's adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least April 30, 2014, to ensure that Total Annual Fund Operating Expenses After Fee Waiver and/or Reimbursement (exclusive of any Rule 12b-1 distribution and/or servicing fees, taxes, interest, short selling expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization, indirect expenses, swap fees and expenses, expenses of other investment companies in which the Fund may invest, or extraordinary expenses such as litigation and inclusive of organizational costs incurred prior to the commencement of operations) will not exceed 2.90% of the Fund’s daily average net assets attributable to each class of the Fund.  These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.  This agreement may be terminated only by the Fund’s Board of Trustees, on 60 days’ written notice to the adviser.

Example:  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

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Class	1 Year	3 Years
A	$898	$1,578
C	$417	$1,280
I	$318	$992

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.

Principal Investment Strategies:  Under normal market conditions, the Fund invests at least 80% of its assets, defined as net assets plus the amount of any borrowings for investment purposes, in long or short positions in equity securities of domestic and foreign companies.  The Fund defines equity securities as (1) common stocks, (2) preferred stocks and (3) debt securities that are convertible in to stock.  The Fund invests in securities of issuers without restriction as to capitalization or country, including emerging markets.  The Fund invests in convertible debt securities of any maturity or credit quality, including those known as "junk bonds."  Junk bonds are rated below Baa3 by Moody's Investors Service or equivalently by another nationally recognized statistical rating organization (NRSRO).  The Fund may invest a portion of its assets in private placement offerings which may be illiquid.  The Fund is "non-diversified" for purposes of the Investment Company Act of 1940, as amended, which means that the Fund may invest in fewer securities at any one time than a diversified fund.

The Fund's adviser seeks to achieve the Fund's primary investment objective of long-term capital appreciation by using a "long/short equity" strategy that is executed by allocating assets to a sub-adviser that has a long/short equity investment strategy.  The adviser may also engage an additional sub-adviser or additional sub-advisers if it believes they will enhance the Fund’s performance or reduce volatility.  The adviser will also use one or more exchange-traded funds ("ETFs") to execute a portion of the long/short equity strategy rather than allocate assets to a sub-adviser, when it believes that doing so will help the Fund achieve its investment objective.  The Fund anticipates reduced return volatility when compared to traditional broad-based equity market indices because the short element of its strategies is expected to produce a hedging effect.  For purposes of meeting the Fund’s 80% investment policy, the Fund includes ETFs that invest primarily in equity securities, as defined above.

The adviser, on behalf of itself and on behalf of the Fund and other funds it advises or may advise in the future that are each a series of LoCorr Investment Trust, was granted an exemptive order from the Securities Exchange Commission (the "SEC") that permits the adviser, with Board of Trustees approval, to enter into or amend sub-advisory agreements with sub-advisers without obtaining shareholder approval.  Shareholders will be notified within 90 days of the engagement of an additional sub-adviser or sub-advisers to manage a portion of the Fund's portfolio.

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ADVISER’S INVESTMENT PROCESS

The adviser will pursue the Fund’s investment objectives, in part, by utilizing its sub-adviser selection and its risk management process to select the appropriate sub-adviser(s) to help the Fund achieve its objectives.

•
Sub-Adviser Selection represents the result of quantitative and qualitative reviews that will identify a sub-adviser chosen for its long/short equity market niche, historical performance, management accessibility, commitment, investment strategy, as well as process and methodology.  Using this selection process, the adviser believes it can identify a sub-adviser that can produce positive, risk-adjusted returns.  The adviser replaces a sub-adviser when its returns are below expectations or it deviates from its traditional investment process.

•
Risk Management represents the ongoing attention to the historical return performance of a long/short equity sub-adviser as well as the interaction or correlation of returns between long/short equity strategies.  Using this risk management process, the adviser believes the Fund’s returns, over time, will have less volatility compared to traditional broad-based equity market indices.

SUB-ADVISER’S INVESTMENT PROCESS

Millennium Asset Management, L.L.C. serves as the Fund’s sub-adviser. The sub-adviser’s research process includes direct contact with senior level management of the companies in which the Fund invests to better understand the business model and to quickly and more accurately assess any changes that may develop at those companies.  This in-depth review of the companies drives the sub-adviser’s financial forecasts and enables a more accurate assessment of the catalysts that drive a company’s valuation.  For both long and short investments, the sub-adviser selects companies in which it has the greatest confidence.

Principal Investment Risks:  As with all mutual funds, there is the risk that you could lose money through your investment in the Fund.  Many factors affect the Fund’s net asset value and performance.

•
Convertible Securities Risk.  A convertible security is a fixed-income security (a debt instrument or a preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer.  The market value of a convertible security performs like that of a regular debt security, that is, if market interest rates rise, the value of the convertible security falls.

•
Credit Risk:  There is a risk that convertible debt issuers will not make payments on securities held by the Fund, resulting in losses to the Fund.  In addition, the credit quality of convertible debt securities held by the Fund may be lowered if an issuer's financial condition changes.

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•
Emerging Markets Risk: Investments in securities of issuers in emerging markets will be subject to risks of foreign securities in general and with those of emerging markets as well. Emerging market countries may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights. Emerging market economies may be based on only a few industries and security issuers may be more susceptible to economic weakness and more likely to default. Securities of issuers in emerging markets securities also tend to be less liquid.

•
Equity Market Risk:  Common and preferred stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change.  Convertible bonds may decline in value if the price of a common stock falls below the conversion price. Investor perceptions are based on various and unpredictable factors including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction and global or regional political, economic and banking crises.

•
ETF Risk:  ETFs are subject to investment advisory and other expenses, which will be indirectly paid by the Fund.  As a result, the cost of investing in the Fund will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds.  Each ETF is subject to specific risks, depending on the nature of the ETF.

•
Foreign Investment Risk:  Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards.  Investing in emerging markets imposes risks different from, or greater than, risks of investing in foreign developed countries.

•
High Yield or Junk Bond Risk:  Lower-quality convertible debt securities, known as "high yield" or "junk" bonds, present greater risk than bonds of higher quality, including an increased risk of default.  An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund's ability to sell its bonds.  The lack of a liquid market for these bonds could decrease the Fund's share price.

•	Issuer-Specific Risk: The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

•	Limited History of Operations: The Fund is a new mutual fund and has a limited history of operation.

•
Management Risk:  The adviser's judgments about an investment or the investment expertise of a sub-adviser may prove to be inaccurate and may not produce the desired results.  A sub-adviser's judgments about the attractiveness, value and potential appreciation or depreciation of a particular security in which the Fund invests or sells short may prove to be inaccurate and may not produce the desired results.

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•
Market Risk:  Overall securities market risks may affect the value of individual instruments in which the Fund invests.  Factors such as domestic and foreign economic growth and market conditions, interest rate levels, and political events affect the securities markets.  When the value of the Fund's investments goes down, your investment in the Fund decreases in value and you could lose money.

•
Non-Diversification Risk:  As a non-diversified fund, the Fund may invest more than 5% of its total assets in the securities of one or more issuers.  The Fund's performance may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company.

•
Preferred Stock Risk:  Typically, a rise in interest rates causes a decline in the value of preferred stock. Preferred stocks are also subject to credit and default risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments.

•
Short Selling Risk:  The Fund will engage in short selling, which is significantly different from the investment activities commonly associated with long-only stock funds.  Positions in shorted securities are speculative and more risky than "long" positions (purchases) because the cost of the replacement security is unknown.  Therefore, the potential loss on an uncovered short is unlimited, whereas the potential loss on long positions is limited to the original purchase price.  You should be aware that any strategy that includes selling securities short could suffer significant losses.  Shorting will also result in higher transaction costs (such as interest and dividends), which reduce the Fund's return, and may result in higher taxes.

•
Small and Medium Capitalization Company Risk:  Small and mid-sized companies may have limited product lines, markets or financial resources, and they may be dependent on a limited management group.  Equities of smaller companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.

Who Should Invest in the Fund?

The adviser believes the Fund is appropriate for investors seeking long-term capital appreciation with reduced volatility.

Performance:  Because the Fund has less than a full calendar year of investment operations, no performance information is presented for the Fund at this time.  In the future, performance information will be presented in this section of this Prospectus.  Also, shareholder reports containing financial and performance information will be mailed to shareholders semi-annually. Updated performance information will be available at no cost by visiting www.LoCorrFunds.com or by calling 1-855-523-8637.

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Investment Adviser:  LoCorr Fund Management, LLC

Investment Adviser Portfolio Manager:  Jon C. Essen, Chief Operating Officer of the adviser, has served the Fund as a portfolio manager since it commenced operations in 2013.

Investment Sub-Adviser: Millennium Asset Management, L.L.C.

Sub-Adviser Portfolio Managers:   Robert Maltbie, Jr., CFA, Managing Member of the sub-adviser and Gregory P. Garner, CFA, Portfolio Manager of the sub-adviser, have each served the Fund as a portfolio manager since it commenced operations in 2013.

Purchase and Sale of Fund Shares:  You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading by written request, telephone, website, or through your broker.  Redemptions will be paid by ACH, check or wire transfer.  The minimum initial investment amount for Class A and Class C shares is $2,500.  The minimum initial investment in Class I shares is $100,000.  The minimum subsequent investment amount for all classes is $500.  The Fund or its adviser may waive any investment minimum.

Tax Information:  Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

Investment Objectives:

LoCorr Managed Futures Strategy Fund (“MFS Fund”)	The Fund's primary investment objective is capital appreciation in rising and falling equity markets with managing volatility as a secondary objective.
LoCorr Long/Short Commodities Strategy Fund (“Commodities Fund”)	The Fund's primary investment objective is capital appreciation in rising and falling commodities markets with managing volatility as a secondary objective.
LoCorr Long/Short Equity Fund (“Long/Short Equity Fund “)	The Fund's primary investment objective is long-term capital appreciation with reduced volatility compared to traditional broad-based equity market indices as a secondary objective.

Each Fund’s investment objective, as well as the Long/Short Equity Fund’s 80% investment policy, may be changed without shareholder approval by the Fund’s Board of Trustees upon 60 days’ written notice to shareholders.

Principal Investment Strategies:

MFS Fund and Commodities Fund

The MFS Fund and the Commodities Fund seek to achieve their respective investment objectives by allocating assets using two principal strategies:

MFS Fund	Commodities Fund
• Managed Futures	• Commodities
• Fixed Income	• Fixed Income

The Managed Futures and Commodities strategies are designed to produce capital appreciation by capturing returns related to the commodity markets (applicable to both Funds) and financial markets (applicable to the MFS Fund)  by investing primarily in securities of one or more (1) limited partnerships, (2) corporations, (3) limited liability companies and (4) other types of pooled investment vehicles, including commodity pools (collectively, “Underlying Funds”) and derivative instruments, such as swap contracts, structured notes or other securities or derivatives, that provide exposure to the managers of Underlying Funds.  Each Underlying Fund invests according to its manager’s sub-strategy, long or short in one or a combination of: (i) futures, (ii) forwards, (iii) options, (iv) spot contracts, or (v) swaps, each of which may be tied to (a) currencies (MFS Fund only), (b) interest rates (MFS Fund only), (c) stock market indices (MFS Fund only), (d) energy resources (both Funds), (e) metals (both Funds) or (f) agricultural products (both Funds).  These derivative instruments may be used as substitutes for securities, interest rates, currencies and commodities and for hedging.  To the extent a Fund uses swaps or structured notes under the Managed Futures or Commodities strategies, the investments will generally have payments linked to commodity or financial derivatives that are designed to produce returns similar to those of the Underlying Funds and their respective sub-strategies.  Each Fund does not invest more than 25% of its assets in contracts with any one counterparty. Sub-strategies may include investment styles that rely upon buy and sell signals generated from technical analysis systems such as trend-pattern recognition, as well as from fundamental economic analysis and relative value comparisons.  Investments made according to each Fund’s strategy will be made without restriction as to the Underlying Fund’s country.

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The MFS Fund will execute its Managed Futures strategy and the Commodities Fund will execute its Commodities strategy primarily by investing up to 25% of the Fund’s total assets (measured at the time of purchase) in a separate, wholly-owned and controlled subsidiary (each a “Subsidiary” and together, the “Subsidiaries”).  Each Subsidiary will invest the majority of its assets in one or more Underlying Funds, swap contracts, structured notes and other investments intended to serve as margin or collateral for derivative positions.  The Subsidiaries are subject to the same investment restrictions as the respective Fund.

To the extent the adviser is utilizing derivatives to gain exposure to managers, it is anticipated that the Funds will use a swap designed to replicate the aggregate returns of the managers selected by the adviser.  The swap is based on a notional amount agreed upon by the adviser and the counterparty.  The adviser may add or remove managers from the swap or adjust the notional exposure between the managers within the swap.  Generally, the fees and expenses of the swap are based on the notional value.  The Index is calculated by the counterparty to the Swap and includes a deduction for fees of the counterparty as well as management and performance fees of the managers.  Because the Index is designed to replicate the returns of managers selected by the adviser, the performance of the Funds will depend on the ability of the managers to generate returns in excess of the costs of the Index.

The adviser anticipates that, based upon its analysis of long-term historical returns and volatility of various asset classes, each Fund will allocate approximately 25% of its assets to its Managed Futures or Commodities strategy, as applicable, and approximately 75% of its assets to the Fixed Income strategy.  However, as market conditions change the portion allocated to each strategy may change.

The Fixed Income strategy is designed to generate interest income and preserve principal by investing primarily in investment grade securities including: (1) obligations issued or guaranteed by the United States Government, its agencies or instrumentalities, (2) securities issued or guaranteed by foreign governments, their political subdivisions or agencies or instrumentalities, (3) bonds, notes, or similar debt obligations issued by U.S. or foreign corporations or special-purpose entities backed by corporate debt obligations, (4) U.S. asset-backed securities (“ABS”), (5) U.S. residential mortgage-backed securities (“MBS”), (6) U.S. commercial mortgage-backed securities (“CMBS”), (7) interest rate-related futures contracts and (8) interest rate-related or credit default-related swap contracts.  Each Fund defines investment grade fixed income securities as those that are rated, at the time purchased, in the top four categories by a rating agency such as Moody’s Investors Service, Inc. (“Moody’s”) or Standard & Poor’s Ratings Service (“S&P”), or, if unrated, determined to be of comparable quality.  However, the fixed income portion of each Fund’s portfolio will be invested without restriction as to individual issuer country, type of entity, or capitalization.  Futures and swap contracts are used for hedging purposes and as substitutes for fixed income securities.  Each Fund’s adviser delegates management of the Fund’s Fixed Income strategy portfolio to a sub-adviser.

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Each Fund seeks to achieve its secondary investment objective primarily by (1) diversifying the Managed Futures or Commodities strategy investments, as applicable, among asset classes and sub-strategies that are not expected to have returns that are highly correlated to each other or the equity or commodities markets, as applicable, and (2) by selecting Fixed Income strategy investments that are short-term to medium-term interest income-generating securities (those with maturities or average lives of less than 10 years) that are expected to be less volatile than and not highly correlated to the equity or commodities markets or the Managed Futures or Commodities strategy, as applicable.  However, the Funds are “non-diversified” for purposes of the 1940 Act, which means that the Funds may invest in fewer securities at any one time than a diversified fund.

The adviser and the LoCorr Funds were granted an exemptive order from the Securities and Exchange Commission that permits the adviser, with the Board of Trustees approval, to enter into or amend sub-advisory agreements without obtaining shareholder approval.  The order eliminates the need for a shareholder meeting to approve sub-advisors.  Shareholders will be notified if a new sub-adviser is employed by the adviser.

It is the responsibility of the sub-advisers, under the direction of the adviser, to make day-to-day investment decisions for the Funds.  The sub-advisers also place purchase and sell orders for portfolio transactions of the Funds in accordance with each Fund’s investment objective and policies.

ADVISER’S INVESTMENT PROCESS

MFS Fund and Commodities Fund

The adviser will pursue each Fund’s investment objectives, in part, by utilizing its investment and risk management process.

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Underlying Fund selection by the adviser, or including an Underlying Fund in a derivative investment designed to replicate the returns of an Underlying Fund, represents the result of quantitative and qualitative reviews that identify Underlying Funds and their managers chosen for their alternative investment market niche (investments other than stocks and bonds), historical performance, management accessibility, commitment, investment strategy, as well as process and methodology.  Using this selection process, the adviser believes it can identify Underlying Funds with above-average expected returns and lower-than-average volatility.

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Risk Management represents the ongoing attention to the historical return performance of each Underlying Fund as well as the interaction or correlation of returns between Underlying Funds.  Using this risk management process, the adviser believes each Fund, over time, will not be highly correlated to the equity or commodities markets, as applicable, and will provide the potential for reducing volatility in investors’ portfolios.

The adviser buys securities that it believes offer above-average expected returns and lower-than-average volatility and sells them when it believes they have reached their target price, to adjust asset allocation or when more attractive investments are available.

Long/Short Equity Fund

Sub-adviser Selection represents the result of quantitative and qualitative reviews that identify a sub-adviser chosen for its long/short equity market niche, historical performance, management accessibility, commitment, investment strategy, as well as process and methodology.  Using this selection process, the adviser believes it can identify a sub-adviser that can produce above-average expected returns.  The adviser replaces a sub-adviser when its returns are below expectations or it deviates from its traditional investment process.

These equity long/short strategies are designed to take long and short positions by trading in equity securities of U.S. and foreign issuers in an attempt to achieve capital appreciation.  These long/short strategies include the following:

•	Generalist. Generalist strategies maintain positions both long and short in equity securities of any industry sector or country.

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Sector-Focused.  Sector-focused strategies employ investment processes designed to identify long and short opportunities in securities in specific niche areas of the market in which the sub-adviser maintains a level of expertise which exceeds that of a market generalist in identifying companies engaged in the production and procurement of inputs to industrial processes, and implicitly sensitive to the direction of price trends as determined by shifts in supply and demand factors, and implicitly sensitive to the direction of broader economic trends.

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International.  International strategies employ investment processes designed to identify long and short opportunities in securities in specific niche areas of the global non-US market, in which the sub-adviser maintains a level of expertise which exceeds that of a market generalist in identifying companies engaged in the production and procurement of inputs to industrial processes, and implicitly sensitive to the direction of price trends as determined by shifts in supply and demand factors, and implicitly sensitive to the direction of broader economic trends.

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Variable Biased Strategies.  Variable Biased strategies may vary the investment level or the level of long and/or short exposure over market cycles, but the primary distinguishing characteristic is that the sub-adviser seeks to drive performance through tactical adjustments to gross and net market exposures.

Risk Management represents the ongoing attention to the historical return performance of a long/short equity sub-adviser as well as the interaction or correlation of returns between long/short equity strategies.  The adviser believes that selecting a sub-adviser through this process may mitigate losses in generally declining markets because the Fund will be invested utilizing strategies that are not correlated to general market trends.  However, there can be no assurance that losses will be avoided.  Investment strategies that have historically been non-correlated to general market trends or have  demonstrated low correlations to general market trends may become correlated at certain times, such as during a liquidity crisis in global financial markets.  During such periods, certain hedging strategies may cease to function as anticipated.

SUB-ADVISER’S INVESTMENT PROCESS

LoCorr Managed Futures Strategy Fund

Nuveen Asset Management, LLC (“Nuveen”), the sub-adviser to the MFS Fund, selects securities for the Fund’s Fixed Income strategy using a “top-down” approach that begins with the formulation of the sub-adviser’s general economic outlook.  Following this, various sectors and industries are analyzed and selected for investment.  Finally, the sub-adviser selects individual securities within these sectors or industries that it believes have above peer-group expected yield, potential for capital preservation or appreciation.  In addition to selecting more traditional investments such as government and corporate bonds, the sub-adviser also selects ABS, MBS, CMBS and derivatives when it believes these investments offer higher yield or better prospects for capital preservation or appreciation than competing investments.

MBS in which the MFS Fund may invest represent participation interests in pools of one-to-four family residential mortgage loans originated by private mortgage originators, as well as multi-family residential loans.  CMBS represent participation interests in pools of commercial property mortgage loans originated by private mortgage originators.  ABS represent interests in pools of loans originated by private lenders, some of which may be government approved or affiliated lenders.  Typically, an asset-backed security is issued by a special purpose vehicle (“SPV”), such as a business trust or limited liability company, whose value and income payments are derived from and collateralized (i.e. backed) by a specified pool of underlying loans.  The pool of loans is usually a group of small-dollar amount loans taken for the same or similar purpose, such as student loans, car loans, or credit card loans, but could include cash flows from loans on aircraft, royalty payments and movie revenues.

The sub-adviser will use credit default swaps (“CDS”) as part of a replication tactic whereby the MFS Fund combines a (1) credit default swap on a portfolio of bonds or a single bond with investments in (2) high quality securities, such as U.S. Treasury bills, as an economic substitute for a portfolio of bonds or an individual bond.  The sub-adviser may also use CDS to protect against the economic effect of an issuer’s default.  Credit default swaps are typically two-party (bilateral) financial contracts that transfer credit risk exposure between the two parties.  The MFS Fund will enter into credit default swaps by executing an International Swaps and Derivatives Association (ISDA) master agreement, which provides globally-accepted standardized legal documentation for a variety of swap transactions including credit default swaps.  One party to a CDS (referred to as the credit protection “buyer”) receives credit protection or sheds credit risk, whereas the other party to a CDS (referred to as the credit protection “seller”) is selling credit protection or taking on credit risk.  The seller typically receives pre-determined periodic payments from the other party.  These payments are in consideration for agreeing to make compensating specific payments to the buyer should a negative credit event occur, such as (1) bankruptcy or (2) failure to pay interest or principal on a reference debt instrument or one of the reference issuers in a CDS portfolio.  In general, CDS may be used by the MFS Fund to obtain credit risk exposure similar to that of a direct investment in bonds.

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The sub-adviser uses futures contracts and interest rate swaps to hedge or manage the Fund’s interest rate risk exposure.  To reduce interest rate risk, the Fund will take a short position in an interest rate-related futures contract or a similar position in an interest rate swap contract whereby the MFS Fund agrees to make fixed payments in exchange for receiving floating rate payments that reset according to a reference index such as the London Interbank Offered Rate (LIBOR).  The MFS Fund may also take long positions in futures or swaps to fine-tune or adjust its portfolio interest rate risk profile.

Generally, the sub-adviser selects futures and swaps to hedge interest rate and credit risks and as substitutes for securities when it believes derivatives provide a better return profile or when specific securities are temporarily unavailable.  The sub-adviser sells securities and derivatives to adjust interest rate risk, adjust credit risk, when a price target is reached, or when a security’s or derivative’s price outlook is deteriorating.

LoCorr Managed Futures Strategy Fund Subsidiary

The MFS Fund will execute its Managed Futures strategy, primarily, by investing up to 25% of its total assets (measured at the time of purchase) in a wholly-owned and controlled Subsidiary.  The Subsidiary will invest the majority of its assets in Underlying Funds, swap contracts, structured notes and other investments intended to serve as margin or collateral for derivative positions.  However, the Fund may also make Managed Futures investments outside of the Subsidiary.  The Subsidiary is subject to the same investment restrictions as the Fund.  By investing in commodities indirectly through the Subsidiary, the Fund will obtain exposure to the commodities markets within the federal tax requirements that apply to the Fund.  Specifically, the Subsidiary is expected to provide the Fund with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code").  Sub-chapter M requires, among other things, that at least 90% of the Fund's income be derived from securities or derived with respect to its business of investing in securities (typically referred to as "qualifying income").  The Fund will make investments in certain commodity-linked derivatives through the Subsidiary because income from these derivatives is not treated as "qualifying income" for purposes of the 90% income requirement if the Fund invests in the derivative directly. The MFS Fund is relying on a private letter ruling from the Internal Revenue Service, which indicates that income from the Fund's investment in the Subsidiary will constitute "qualifying income" for purposes of Subchapter M.

Because the Fund may invest a substantial portion of its assets in the Subsidiary, which may hold some of the investments described in this Prospectus, the Fund may be considered to be investing indirectly in some of those investments through its Subsidiary.  For that reason, references to the Fund may also include the Subsidiary. The Subsidiary will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Fund.

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The Fund and the Subsidiary are “commodity pools” under the U.S. Commodity Exchange Act, and the advisor is a “commodity pool operator” registered with and regulated by the Commodity Futures Trading Commission (“CFTC”).  As a result, additional CFTC-mandated disclosure, reporting and recordkeeping obligations will apply with respect to the Portfolio once the CFTC finalizes its proposal to harmonize these obligations with overlapping SEC regulations applicable to investment companies.  Until CFTC rulemaking is finalized, the nature and extent of the impact of these obligations on the Fund is uncertain.  Compliance with new regulatory requirements could increase the Fund’s expenses.

LoCorr Long/Short Commodities Strategy Fund

Galliard Capital Management, Inc. (“Galliard”), the sub-adviser to the Commodities Fund, selects securities for the Fund’s Fixed Income strategy using a ”bottom-up” approach that begins with fundamental analysis.  The portfolio construction process seeks to produce income generation with risk control by emphasizing broad diversification across issuer and sector.

The sub-adviser is typically strategically over-weighted in non-Treasury sectors. Portfolios are diversified among agency, corporate bonds, mortgage-backed, commercial mortgage-backed, asset-backed, supranational, sovereign, and municipal securities. Sector emphasis may be refined based on the macroeconomic environment, including business cycle and interest rate cycle influences. Various sub-sectors and/or industries are reviewed based on these same macro environmental factors, relative value measurements and supply/demand considerations to determine current strategy emphasis.  Individual bonds with significant embedded option risk are typically underweighted by the sub-adviser in favor of more structured cash flows and non-callable issues. The sub-adviser may choose to invest in certain sectors with better perceived fundamentals over another at any time. Sector allocations are typically based on historic spread relationships and current market conditions, among other factors.

The sub-adviser may use derivatives for hedging and return enhancement purposes.  The sub-adviser may use futures contracts and interest rate swaps to hedge or manage the Commodities Fund’s interest rate risk exposure.  To reduce interest rate risk, the Commodities Fund may take a short position in an interest rate-related futures contract or a similar position in an interest rate swap contract whereby the Commodities Fund agrees to make fixed payments in exchange for receiving floating rate payments that reset according to a reference index such as the London Interbank Offered Rate (LIBOR).  The Commodities Fund may also take long positions in futures or swaps to fine-tune or adjust its portfolio interest rate risk profile.

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The sub-adviser may use credit default swaps (”CDS”) as part of a replication transaction whereby the Commodities Fund combines a (1) credit default swap on a portfolio of bonds or a single bond with investments in (2) high quality securities, such as U.S. Treasury bills, as an economic substitute for a portfolio of bonds or an individual bond.  The sub-adviser may also use CDS to protect against the economic effect of an issuer’s default.  Credit default swaps are typically two-party (bilateral) financial contracts that transfer credit risk exposure between the two parties.  The Commodities Fund will enter into credit default swaps by executing an International Swaps and Derivatives Association (ISDA) master agreement, which provides globally-accepted standardized legal documentation for a variety of swap transactions including credit default swaps.  One party to a CDS (referred to as the credit protection ”buyer”) receives credit protection or sheds credit risk, whereas the other party to a CDS (referred to as the credit protection ”seller”) is selling credit protection or taking on credit risk.  The seller typically receives pre-determined periodic payments from the buyer.  These payments are in consideration for agreeing to make specific compensating payments to the buyer should a negative credit event occur, such as (1) bankruptcy or (2) failure to pay interest or principal on a reference debt instrument or one of the reference issuers in a CDS portfolio.

LoCorr Long/Short Commodities Strategy Fund Subsidiary

The Commodities Fund will execute its Commodities strategy, primarily, by investing up to 25% of its total assets (measured at the time of purchase) in a wholly-owned and controlled Subsidiary.  The Subsidiary will invest the majority of its assets in one or more Underlying Funds, swap contracts, structured notes and other investments intended to serve as margin or collateral for derivative positions.  However, the Fund may also make Commodities strategy investments outside of the Subsidiary.  The Subsidiary is subject to the same investment restrictions as the Fund.  By investing in commodities indirectly through the Subsidiary, the Fund will obtain exposure to the commodities markets within the federal tax requirements that apply to the Fund.  Specifically, the Subsidiary is expected to provide the Fund with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code").  Sub-chapter M requires, among other things, that at least 90% of the Fund's income be derived from securities or derived with respect to its business of investing in securities (typically referred to as "qualifying income").  The Fund will make investments in certain commodity-linked derivatives through the Subsidiary because income from these derivatives is not treated as "qualifying income" for purposes of the 90% income requirement if the Fund invests in the derivative directly.

The Internal Revenue Service ("IRS") has issued a number of private letter rulings to other mutual funds (including the MFS Fund and mutual funds unrelated to the Fund), which indicate that certain income from a fund's investment in a wholly-owned foreign subsidiary will constitute "qualifying income" for purposes of Subchapter M.  The Fund does not have a private letter ruling, but fully intends to comply with the IRS’ rules if the IRS were to change its position.    To satisfy the 90% income requirement, the Subsidiary will, no less than annually, declare and distribute a dividend to the Fund, as the sole shareholder of the Subsidiary, in an amount approximately equal to the total amount of “Subpart F” income (as defined in Section 951 of the Code) generated by or expected to be generated by the Subsidiary’s investments during the fiscal year.  Such dividend distributions are “qualifying income” pursuant to Subchapter M (Section 851(b)) of the Code.

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Because the Fund may invest a substantial portion of its assets in the Subsidiary, which may hold some of the investments described in this Prospectus, the Fund may be considered to be investing indirectly in some of those investments through its Subsidiary.  For that reason, references to the Fund may also include the Subsidiary. The Subsidiary will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Fund.

The Fund and the Subsidiary are “commodity pools” under the U.S. Commodity Exchange Act, and the advisor is a “commodity pool operator” registered with and regulated by the Commodity Futures Trading Commission (“CFTC”).  As a result, additional CFTC-mandated disclosure, reporting and recordkeeping obligations will apply with respect to the Portfolio once the CFTC finalizes its proposal to harmonize these obligations with overlapping SEC regulations applicable to investment companies.  Until CFTC rulemaking is finalized, the nature and extent of the impact of these obligations on the Fund is uncertain.  Compliance with new regulatory requirements could increase the Fund’s expenses.

LoCorr Long/Short Equity Fund

Millennium Asset Management, L.L.C. serves as the Fund’s sub-adviser. The sub-adviser’s research process includes direct contact with senior level management of the companies in which the Fund invests to better understand the business model and to quickly and more accurately assess any changes that may develop at those companies.  This in-depth review of the companies drives the sub-adviser’s financial forecasts and enables a more accurate assessment of the catalysts that drive a company’s valuation.  For both long and short investments, the sub-adviser selects companies in which it has the greatest confidence.

Principal Investment Risks:

The following risks apply to each Fund’s direct investments in securities and derivatives, as applicable, as well as the MFS Fund’s and the Commodities Fund’s indirect risks through investing in Underlying Funds and the Subsidiaries, unless otherwise noted.

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ABS, MBS and CMBS Risk (MFS Fund and Commodities Fund):  ABS, MBS and CMBS are subject to credit risk because underlying loan borrowers may default.  Because ABS are typically backed by consumer loans, their default rates tend to be sensitive to the unemployment rate and overall economic conditions.  MBS default rates tend to be sensitive to these conditions and to home prices.  CMBS default rates tend to be sensitive to overall economic conditions and to localized commercial property vacancy rates and prices.  Certain individual securities may be more sensitive to default rates because payments may be subordinated to other securities of the same issuer.  Additionally, ABS, MBS and CMBS are subject to prepayment risk because the underlying loans held by the issuers may be paid off prior to maturity.  The value of these securities may go down as a result of changes in prepayment rates on the underlying mortgages or loans.  During periods of declining interest rates, prepayment rates usually increase and the Fund may have to reinvest prepayment proceeds at a lower interest rate.  CMBS are less susceptible to this risk because underlying loans may have prepayment penalties or prepayment lock out periods.

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Commodity Risk (MFS Fund and Commodities Fund): The Fund's exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments, commodity-based exchange traded trusts and commodity-based exchange traded funds and notes may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments.

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Convertible Securities Risk (Long/Short Equity Fund): The Fund may invest in convertible securities.  A convertible security is a fixed-income security (a debt instrument or a preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer.  Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities.  While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

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Credit Risk:  There is a risk that issuers and counterparties will not make payments on securities and other investments held by the Fund, resulting in losses to the Fund.  In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes.  Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund.  Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security.  Default, or the market’s perception that an issuer is likely to default, could reduce the value and liquidity of securities held by the Fund, thereby reducing the value of your investment in Fund shares.  In addition, default may cause the Fund to incur expenses in seeking recovery of principal or interest on its portfolio holdings.  Credit risk also exists whenever the Fund enters into a foreign exchange or derivative contract, because the counterparty may not be able or may choose not to perform under the contract.  When the Fund invests in foreign currency contracts, or other over-the-counter derivative instruments (including options), it is assuming a credit risk with regard to the party with which it trades and also bears the risk of settlement default.  These risks may differ materially from risks associated with transactions effected on an exchange, which generally are backed by clearing organization guarantees, daily mark-to-market and settlement, segregation and minimum capital requirements applicable to intermediaries.  Transactions entered into directly between two counterparties generally do not benefit from such protections.  Relying on a counterparty exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss.  If a counterparty defaults on its payment obligations to the Fund, this default will cause the value of an investment in the Fund to decrease.  In addition, to the extent the Fund deals with a limited number of counterparties, it will be more susceptible to the credit risks associated with those counterparties.  The Fund is neither restricted from dealing with any particular counterparty nor from concentrating any or all of its transactions with one counterparty.  The ability of the Fund to transact business with any one or number of counterparties and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund.

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Derivatives Risk (MFS Fund and Commodities Fund): The Fund may use derivatives (including futures, options and options on futures) to enhance returns or hedge against market declines. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time.  Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities.  Derivative contracts ordinarily have leverage inherent in their terms. The low margin deposits normally required in trading derivatives, including futures contracts, permit a high degree of leverage.  Accordingly, a relatively small price movement may result in an immediate and substantial loss to the Fund. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet collateral segregation requirements. The use of leveraged derivatives can magnify the Fund’s potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund’s share price.  Because option premiums paid or received are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.  The use of derivatives subject to regulation by the CFTC by underlying investment funds could cause the Fund to be a commodity pool, which would require the Fund to comply with certain rules of the CFTC.

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Emerging Market Risk (Long/Short Equity Fund):  The Fund may invest a portion of its assets in issuers from countries with newly organized or less developed securities markets. There are typically greater risks involved in investing in emerging markets securities. Generally, economic structures in these countries are less diverse and mature than those in developed countries and their political systems tend to be less stable. Emerging market economies may be based on only a few industries, therefore, security issuers, including governments, may be more susceptible to economic weakness and more likely to default. Emerging market countries also may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights. Investments in emerging markets countries may be affected by government policies that restrict foreign investment in certain issuers or industries. The potentially smaller size of their securities markets and lower trading volumes can make investments relatively illiquid and potentially more volatile than investments in developed countries, and such securities may be subject to abrupt and severe price declines. Due to this relative lack of liquidity, the Fund may have to accept a lower price or may not be able to sell a portfolio security at all. An inability to sell a portfolio position can adversely affect the Fund's value or prevent the Fund from being able to meet cash obligations or take advantage of other investment opportunities.

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Equity Market Risk (Long/Short Equity Fund):  The Fund will invest primarily in equity securities, including common stock which is susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change.  An equity security, or stock, represents a proportionate share of the ownership of a company; its value is based on the success of the company's business, any income paid to stockholders, the value of its assets and general market conditions. Common stocks and preferred stocks are examples of equity securities. While both represent proportional share ownership of a company, preferred stocks often pay dividends at a specific rate and have a preference over common stocks in dividend payments and liquidation of assets.

Convertible Bond Risk:  Convertible bonds are hybrid securities that have characteristics of both bonds and common stocks and are subject to debt security risk and conversion value-related equity risk.  Convertible bonds are similar to other fixed-income securities because they usually pay a fixed interest rate and are obligated to repay principal on a given date in the future.  The market value of fixed-income securities tends to decline as interest rates increase.  Convertible bonds are particularly sensitive to changes in interest rates when their conversion to equity feature is small relative to the interest and principal value of the bond.  Convertible issuers may not be able to make principal and interest payments on the bond as they become due.  Convertible bonds may also be subject to prepayment or redemption risk.  If a convertible bond held by the Fund is called for redemption, the Fund will be required to surrender the security for redemption, convert it into the issuing company's common stock or cash at a time that may be unfavorable to the Fund.  Convertible securities have characteristics similar to common stocks especially when their conversion value is greater than the interest and principal value of the bond.  The price of equity securities may rise or fall because of economic or political changes. Stock prices in general may decline over short or even extended periods of time. Market prices of equity securities in broad market segments may be adversely affected by a prominent issuer having experienced losses or by the lack of earnings or such an issuer's failure to meet the market's expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates.  When a convertible bond's value is more closely tied to its conversion to stock feature, it is sensitive to the underlying stock's price.

Restricted Securities Risk: Rule 144A securities, which are restricted securities, may not be readily marketable in broad public markets. A Rule 144A restricted security carries the risk that the Fund may not be able to sell a security when the portfolio manager considers it desirable to do so and/or may have to sell the security at a lower price. In addition, transaction costs may be higher for Rule 144A securities than for more liquid securities.  Although there is a substantial institutional market for Rule 144A securities, it is not possible to predict exactly how the market for Rule 144A securities will develop. A restricted security that when purchased was liquid in the institutional markets may subsequently become illiquid.

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ETF Risk (Long/Short Equity Fund): ETFs are subject to investment advisory and other expenses, which will be indirectly paid by a Fund.  As a result, your cost of investing in a Fund will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds.  ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange.  ETF shares may trade at a discount or a premium in market price if there is a limited market in such shares.  ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to a Fund.  Because the value of ETF shares depends on the demand in the market, the adviser may not be able to liquidate a Fund's holdings at the most optimal time, adversely affecting performance.

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Fixed Income Risk (MFS Fund and Commodities Fund): When the Fund invests in fixed income securities or derivatives, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities or derivatives owned by the Fund. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

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Foreign Currency Risk (MFS Fund):  Currency trading involves significant risks, including market risk, interest rate risk, country risk, counterparty credit risk and short sale risk.  Market risk results from the price movement of foreign currency values in response to shifting market supply and demand. Since exchange rate changes can readily move in one direction, a currency position carried overnight or over a number of days may involve greater risk than one carried a few minutes or hours.  Interest rate risk arises whenever a country changes its stated interest rate target associated with its currency.  Country risk arises because virtually every country has interfered with international transactions in its currency. Interference has taken the form of regulation of the local exchange market, restrictions on foreign investment by residents or limits on inflows of investment funds from abroad.  Restrictions on the exchange market or on international transactions are intended to affect the level or movement of the exchange rate. This risk could include the country issuing a new currency, effectively making the “old” currency worthless. The Fund may also take short positions, through derivatives, if the adviser believes the value of a currency is likely to depreciate in value.  A “short” position is, in effect, similar to a sale in which the Fund sells a currency it does not own but, has borrowed in anticipation that the market price of the currency will decline.  The Fund must replace a short currency position by purchasing it at the market price at the time of replacement, which may be more or less than the price at which the Fund took a short position in the currency.

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Foreign Investment Risk:  Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards.  Investing in emerging markets imposes risks different from, or greater than, risks of investing in foreign developed countries.

o
Foreign Exchanges Risk:  A portion of the derivatives trades made by a Fund may be take place on foreign markets. Neither existing CFTC regulations nor regulations of any other U.S. governmental agency apply to transactions on foreign markets.  Some of these foreign markets, in contrast to U.S. exchanges, are so-called principals’ markets in which performance is the responsibility only of the individual counterparty with whom the trader has entered into a commodity interest transaction and not of the exchange or clearing corporation. In these kinds of markets, there is risk of bankruptcy or other failure or refusal to perform by the counterparty.

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High Yield or Junk Bond Risk (Long/Short Commodity Fund):  Lower-quality fixed income securities, known as "high yield" or "junk" bonds, present a significant risk for loss of principal and interest.  These bonds offer the potential for higher return, but also involve greater risk than bonds of higher quality, including an increased possibility that the bond's issuer, obligor or guarantor may not be able to make its payments of interest and principal (credit quality risk).  If that happens, the value of the bond may decrease, and the Fund's share price may decrease and its income distribution may be reduced.  An economic downturn or period of rising interest rates (interest rate risk) could adversely affect the market for these bonds and reduce the Fund's ability to sell its bonds (liquidity risk).  Such securities may also include "Rule 144A" securities, which are subject to resale restrictions.  The lack of a liquid market for these bonds could decrease the Fund's share price.

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Issuer-Specific Risk: The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.  The value of securities of smaller issuers can be more volatile than those of larger issuers.  The value of certain types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.  The value of each Underlying Fund will be dependent on the success of the  strategies used by its manager.  Certain managers may be dependent upon a single individual or small group of individuals, the loss of which could adversely affect their success.

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Leverage Risk (MFS Fund and Commodities Fund):  Using derivatives to increase the Fund’s combined long and short position exposure creates leverage, which can amplify the effects of market volatility on the Fund’s share price and make the Fund’s returns more volatile.  The use of leverage may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The use of leverage may also cause the Fund to have higher expenses than those of mutual funds that do not use such techniques.

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Limited History of Operations:  The Long/Short Equity Fund is a new mutual fund and has a limited history of operations.  In addition, the MFS Fund and the Commodities Fund have a limited history of operation.  Prior to 2011, the adviser had not previously managed a mutual fund.  Mutual funds and their advisers are subject to restrictions and limitations imposed by the 1940 Act and the Internal Revenue Code that do not apply to an adviser’s management of individual and institutional accounts.  As a result, investors cannot judge the adviser by a mutual fund-specific track record and it may not achieve its intended result in managing the Fund.

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Liquidity Risk (MFS Fund and Commodities Fund): The Fund is subject to liquidity risk.  Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.  Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, non-U.S. securities, Rule 144A securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

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Management Risk:  The net asset value of the Fund changes daily based on the performance of the securities and, for the MFS Fund and Commodities Fund, derivatives in which it invests. The adviser’s and sub-adviser's judgments about the attractiveness, value and potential appreciation of particular asset classes, securities and derivatives in which the Fund invests may prove to be incorrect and may not produce the desired results.  Additionally, the adviser’s judgments about the potential performance of the sub-adviser may also prove incorrect and may not produce the desired results.  The profitability of the MFS Fund and the Commodities Fund will also depend upon the ability of the adviser to successfully allocate the assets of the Fund’s wholly owned Subsidiary among securities that employ strategies profitably and the sub-adviser's judgments about the attractiveness, value and potential appreciation the fixed income securities in which the Funds will invest.  There can be no assurance that either the securities selected by the adviser or the sub-adviser will produce positive returns.

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Market Risk:  The net asset value of the Fund will fluctuate based on changes in the value of the securities and derivatives in which the Fund invests. The Fund invests in securities and derivatives, which may be more volatile and carry more risk than some other forms of investment. The price of securities and derivatives may rise or fall because of economic or political changes. Security and derivative prices in general may decline over short or even extended periods of time. Market prices of securities and derivatives in broad market segments may be adversely affected by price trends in commodities, interest rates, exchange rates or other factors wholly unrelated to the value or condition of an issuer.

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Non-Diversification Risk:  As a non-diversified fund, the Fund may invest more than 5% of its total assets in the securities of one or more issuers.  The Fund may also invest in Underlying Funds that are non-diversified.  Because a relatively high percentage of the assets of the Fund may be invested in the securities of a limited number of issuers, the value of shares of the Fund may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company. This fluctuation, if significant, may affect the performance of the Fund.

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Preferred Stock Risk (Long/Short Commodities Fund):  The value of preferred stocks will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of preferred stock. Preferred stocks are also subject to credit risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments. Preferred stock prices tend to move more slowly upwards than common stock prices.

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Short Position Risk: The Fund's long positions could decline in value at the same time that the value of the short positions increase, thereby increasing the Fund’s overall potential for loss. The Fund's short positions may result in a loss if the price of the short position instruments rise and it costs more to replace the short positions. In contrast to the Fund's long positions, for which the risk of loss is typically limited to the amount invested, the potential loss on the Fund's short positions is unlimited; however, the Fund will be in compliance with Section 18(f) of the 1940 Act to ensure that a Fund shareholder will not lose more than the amount invested in the Fund.  Market factors may prevent the Fund from closing out a short position at the most desirable time or at a favorable price.

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Small and Medium Capitalization Company Risk (Long/Short Equity Fund):  The value of small or medium capitalization company securities may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market in general.  These companies may have narrower markets, limited product lines, fewer financial resources, and they may be dependent on a limited management group.  Investing in lesser-known, small and medium capitalization companies involves greater risk of volatility of the Fund's net asset value than is customarily associated with larger, more established companies.

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Swap Risk (MFS Fund and Commodities Fund):  Swap agreements are subject to the risk that the counterparty to the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the counterparty to the swap.  Swap agreements may also involve fees, commissions or other costs that may reduce the Fund's gains from a swap agreement or may cause the Fund to lose money.  As described in the Principal Investment Strategies section, the Fund will invest through the Subsidiary in the Swap.  The Fund's returns will be reduced or its losses will be increased by the costs associated with the Swap, which are the fees deducted by the counterparty in the calculation of the returns of the Swap.  These fees include the management and performance fees of the Underlying Fund accessed through the Swap (See "Underlying Funds Risk" below for more information on these fees).  The costs associated with the Swap are separate from the Fund's operating expenses as shown in the Annual Fund Operating Expenses table.  A performance fee for one or more managers represented in the Swap may be deducted from the return of the Swap even if the aggregate returns of the Swap are negative.  In addition, there is the risk that the Swap may be terminated by the Fund or the counterparty in accordance with its terms.  If the Swap were to terminate, the Fund may be unable to implement its investment strategies and the Fund may not be able to seek to achieve its investment objective.

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Underlying Funds Risk (MFS Fund and Commodities Fund):  Your cost of investing in the Funds will be higher than the cost of investing directly in Underlying Funds and may be higher than other mutual funds that invest directly in stocks and bonds. You will indirectly bear fees and expenses charged by the Underlying Funds in addition to each Fund’s direct fees and expenses.  Each Underlying Fund will operate independently and pay management and performance based fees to each manager.  Underlying Funds may use instruments such as futures contracts that produce leverage.  This type of investment is typically measured by “notional amount,” which is greater than the amount of cash (i.e., margin) required to initiate such a position. The management fees for an Underlying Fund may be based on the notional amount of the Underlying Fund’s investments, and consequently, the amount of such fees may be higher than if they were based on the Underlying Fund’s cash assets (margin).  Generally, the Underlying Funds will pay management fees of up to 2% and performance fees of up to 20% of each Underlying Fund’s returns.  Accordingly, a manager with positive investment performance may receive compensation from the Underlying Fund, and thus indirectly from investors, even if the Fund’s overall returns are negative. Underlying Funds will employ various actively managed futures strategies that will trade various derivative instruments including (i) futures, (ii) options, (iii) forwards or (iv) spot contracts, each of which may be tied to (i) commodities, (ii) financial indices and instruments, (iii) foreign currencies, or (iv) equity indices.  Managed futures strategies involve substantial risks that differ from traditional mutual funds. Each Underlying Fund will be subject to investment advisory and other expenses, including potential performance fees which will be indirectly paid by the Fund.  There could be periods in which fees are paid to one or more Underlying Fund managers even though the Fund, as a whole, has a loss for the period.  Additional risks of investing in Underlying Funds, where noted, are described below:

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Strategies Risk:  Each Underlying Fund is subject to specific risks, depending on the nature of the fund. These risks could include liquidity risk, sector risk, and foreign currency risk, as well as risks associated with fixed income securities, commodities and other derivatives.

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Additional Risk:  The strategy of investing in Underlying Funds could affect the timing, amount and character of distributions to you, and therefore, may increase the amount of taxes you pay. In addition, certain prohibitions on the acquisition of mutual fund shares by the Fund may prevent the Fund from allocating investments in the manner the adviser considers optimal.

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Wholly-Owned Subsidiary Risk (MFS Fund and Commodities Fund): The Subsidiary will not be registered under the 1940 Act and, unless otherwise noted in this Prospectus, will not be subject to all of the investor protections of the 1940 Act.  The Fund, by investing in the Subsidiary, will not have all of the protections offered to investors in registered investment companies.  However, the Fund wholly owns and controls the Subsidiary.  The investments of the Fund and Subsidiary are both managed by the adviser, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund or its shareholders.  The Fund's Board has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund's role as the sole shareholder of the Subsidiary.  Also, the adviser, in managing the Subsidiary's portfolio, will be subject to the same investment restrictions and operational guidelines that apply to the management of the Fund.  Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and Subsidiary, respectively, are organized, could result in the inability of the Fund and/or Subsidiary to operate as described in this Prospectus and could negatively affect the Fund and its shareholders. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary.  If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.

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Temporary Investments:  To respond to adverse market, economic, political or other conditions, each Fund may invest 100% of its respective total assets, without limitation, in high-quality short-term debt securities and money market instruments.  These short-term debt securities and money market instruments include: shares of money market mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and repurchase agreements.  While a Fund is in a defensive position, the opportunity to achieve its investment objective will be limited.  Furthermore, to the extent that a Fund invests in money market mutual funds for cash positions, there will be some duplication of expenses because each Fund pays its pro-rata portion of such money market funds’ advisory fees and operational fees.  Each Fund may also invest a substantial portion of its assets in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

Portfolio Holdings Disclosure:  A description of each Fund's policies regarding the release of portfolio holdings information is available in the Fund's Statement of Additional Information (“SAI”).  Shareholders may request portfolio holdings schedules at no charge by calling 1-855-523-8637.

MANAGEMENT

Investment Adviser:  LoCorr Fund Management, LLC, located at 261 School Avenue, 4th Floor, Excelsior, MN  55331, serves as investment adviser to the Funds.  Subject to the authority of the Funds’ Board of Trustees, the adviser is responsible for management of the Funds’ investment portfolio, including through the use of a sub-adviser.  The adviser is responsible for selecting each Fund’s sub-adviser and assuring that investments are made according to each Fund’s investment objective, policies and restrictions.  Additionally, the adviser is responsible for conducting initial and ongoing independent evaluation of asset allocation, Underlying Funds and their managers and oversight of the sub-advisers’ fixed income investments.  The adviser was established in 2010 and has no clients other than the Funds.

Pursuant to an advisory agreement between the Funds and the adviser, the adviser is entitled to receive, on a monthly basis, an annual advisory fee in accordance with the Incremental Advisory Fee schedule below based on each of the MFS Fund’s and Commodities Fund’s average daily net assets, and 2.45% of the Long/Short Equity Fund’s average daily net assets.  The Fund’s adviser has contractually agreed to reduce its fees and/or absorb expenses of each Fund until at least April 30, 2014, to ensure that total annual Fund operating expenses after fee waiver and/or reimbursement (exclusive of any Rule 12b-1 distribution and/or servicing fees, taxes, interest, short selling expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization, indirect expenses, swap fees and expenses, expenses of other investment companies in which the Fund may invest, or extraordinary expenses such as litigation and inclusive of organizational costs incurred prior to the commencement of operations) will not exceed 1.95% of the daily average net assets attributable to each class of the MFS Fund and the Commodities Fund, and 2.90% of each class of the Long/Short Equity Fund; subject to possible recoupment from a Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limit.

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Net Assets per Fund for each of the MFS Fund and Commodities Fund	Incremental* Advisory Fee
$0 – 1 billion	1.50%
$1 – 1.5 billion	1.40%
$1.5 – 2.0 billion	1.30%
$2.0 – $2.5 billion	1.20%
$2.5 – 3.0 billion	1.10%
Over $3.0 billion	1.00%

Recoupment amounts may also include organizational expenses incurred prior to the commencement of operations subject to recoupment within three years of the date of such reimbursement.

Fee waiver and reimbursement arrangements can decrease a Fund’s expenses and boost its performance.  A discussion regarding the basis for the Board of Trustees’ approval of the advisory and sub-advisory agreements with respect to the MFS Fund is available in that Fund’s semi-annual shareholder report dated June 30, 2012.  A discussion regarding the basis for the Board of Trustees’ approval of the advisory and sub-advisory agreements with respect to the Commodities Fund and the Long/Short Equity Fund will be available in the Funds’ next semi-annual shareholder report.

Investment Adviser Portfolio Manager:

Jon C. Essen

Chief Operating Officer

Mr. Essen has served as Chief Operating Officer of the adviser since it was founded in November 2010.  Mr. Essen also serves as Senior Vice President and Chief Operating Officer of Octavus Group, LLC, and as a Registered Representative of Octavus, LLC, positions both held since April 2008.  Mr. Essen also began serving as Principal and Chief Compliance Officer of Octavus, LLC in September 2008.  Previously, Mr. Essen served as Chief Operating Officer of Hennessey Financial, LLC from May 2002 to April 2008.  Additionally, Mr. Essen was Chief Financial Officer of Jundt Associates, Inc. from 1998 to 2002 and served as Treasurer of Jundt Funds, Inc. and American Eagle Funds, Inc. from 1999 to 2002.

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LoCorr Managed Futures Strategy Fund Sub-Adviser: Nuveen Asset Management, LLC, located at 333 West Wacker Drive, Chicago, IL 60606, serves as sub-adviser to the MFS Fund.  Subject to the authority of the Board of Trustees and oversight by the Adviser, the sub-adviser is responsible for management of the MFS Fund’s fixed income investment portfolio according to the MFS Fund’s investment objective, policies and restrictions.  Pursuant to a sub-advisory agreement between the adviser and sub-adviser, the sub-adviser is entitled to receive, on a monthly basis, an annual sub-advisory fee on the fixed income portion of the MFS Fund’s average daily net assets equal to 0.18% of the average daily net assets of the first $50 million of sub-advised assets, 0.14% of the average daily net assets of the next $50 million of sub-advised assets, and 0.10% of the average daily net assets in excess of $100 million of sub-advised assets.  The minimum annual fee payable by adviser to sub-adviser is $45,000.  The sub-adviser is paid by the adviser not the Fund.  The sub-adviser has decades of experience managing fixed income assets for individual investors and institutional clients such as the Fund.  As of December 31, 2012  the sub-adviser had approximately $119.6 billion in assets under management.

LoCorr Managed Futures Strategy Fund Sub-Adviser Portfolio Manager:

Chris J. Neuharth, CFA

Portfolio Manager

Mr. Neuharth joined Nuveen in December 2010, pursuant to an agreement whereby part of FAF Advisors, Inc. was acquired by the sub-adviser.  Mr. Neuharth served as a Senior Fixed Income Portfolio Manager at FAF Advisors, Inc. since 2000.  Mr. Neuharth also holds the Charter Financial Analyst designation (CFA).

LoCorr Long/Short Commodities Strategy Fund Sub-Adviser: Galliard Capital Management, Inc., located in Minneapolis, Minnesota, serves as sub-adviser to the Commodities Fund.  Subject to the authority of the Board of Trustees and oversight by the adviser, the sub-adviser is responsible for management of the Commodities Fund’s fixed income investment portfolio according to the Commodities Fund’s investment objective, policies and restrictions.  Pursuant to a sub-advisory agreement between the adviser and sub-adviser, the sub-adviser is entitled to receive, on a monthly basis, an annual sub-advisory fee on the fixed income portion of the Commodities Fund’s average daily net assets equal to 0.18% of the first $50 million, 0.14% of the next $50 million, and 0.10% of the remaining average daily net assets. The minimum annual fee payable by the adviser to the sub-adviser is $45,000.  The sub-adviser is paid by the adviser, not the Fund.  As of December 31, 2012 the sub-adviser had approximately $85.3 billion in assets under management.

LoCorr Long/Short Commodities Strategy Fund Sub-Adviser Portfolio Manager:

Andrea Johnson

Portfolio Manager

Ms. Johnson is a member of Galliard’s Client Portfolio Management team and assists in the management of the sub-adviser’s fixed income and stable value portfolios. Ms. Johnson also contributes to firm investment communication pieces and works closely with the client services team. Prior to joining the Galliard in 2005, Ms. Johnson served as an Investment Sales Associate and Brokerage Settlement Specialist with Marshall & Ilsley Corporation, where she prepared portfolio reviews, and provided support in creating financial and asset allocation plans.  Ms. Johnson holds a B.A. in Economics and Spanish from Ripon College.  She is also a CFA charterholder.

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LoCorr Long/Short Equity Fund Sub-Adviser:    Millennium Asset Management, L.L.C. (“Millennium”), located at 22287 Mulholland HWY, Suite 417, Calabasas, California 91302, serves as the sub-adviser to the Fund. Subject to the authority of the Board of Trustees and oversight by the adviser, the sub-adviser is responsible for management of the Fund's portfolio according to the Fund's investment objective, policies and restrictions.  Pursuant to a sub-advisory agreement between the adviser and sub-adviser, the sub-adviser is entitled to receive, on a monthly basis, an annual sub-advisory fee based on the Fund's average daily net assets, which is paid by the Adviser and not the Fund.  The sub-adviser was established for the purpose of advising individuals and institutional investors such as the Fund.  As of December 31, 2012, it had $95 million in assets under management.

LoCorr Long/Short Equity Fund Sub-Adviser Portfolio Manager:

Robert Maltbie Jr., CFA

Portfolio Manager

Mr. Maltbie founded Millennium in 1999 and is the managing member. He has also served as the Chief Investment Officer of Argonaut 2000 Partners, L.P., a private investment fund, since 2005 and founded Singular Research, a company that provides equity research on un-covered and under-covered small cap companies to institutional investors, in 2004. Mr. Maltbie has over 30 years of experience in money management. He began his career as an investment adviser with Morgan Stanley Dean Witter in 1983 and later joined Spear Financial in 1992 where he created and managed its equity research department. In 1994, he joined Salomon Smith Barney in Beverly Hills, California where he managed growth portfolios for private and institutional clients. Mr. Maltbie has a BA in Political Science from UCLA, is a member of the Association for Investment Management and Research and holds the Chartered Financial Analyst designation.

Gregory P. Garner, CFA

Portfolio Manager

Mr. Garner has been a Portfolio Manager of Millennium  since 2010. He has also been the Director of Research and a Senior Equity Analyst at Singular Research since 2007.   Mr. Garner has been the Portfolio Manager of Argonaut 2000 Partners, L.P. since 2010. He has over 30 years of experience in institutional money management.  As a Portfolio Manager and the Director of Research at Noroian Capital Management, in San Francisco, he implemented a disciplined fundamental approach to selecting stocks for growth and value portfolios.  Mr. Garner has an MBA from Oakland University, a BS in Microbiology from Michigan State University and holds the Charter Financial Analyst designation.

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The SAI provides additional information about the Portfolio Managers’ compensation structure, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of shares of the Funds.

Prior Performance of Millennium

Millennium manages a private investment fund, the Argonaut 2000 Partners, L.P. (“Argonaut”), with substantially similar objectives and strategies as it will use to manage the portion of the Long/Short Equity Fund's assets allocated to it. You should not consider the past performance of Argonaut as indicative of the future performance of the Long/Short Equity Fund.

The following tables set forth performance data relating to the historical performance of Argonaut, which represents all of the accounts and funds managed by Millennium for the periods indicated that have investment objectives, policies, strategies and risks substantially similar to those employed by the sub-adviser in the management of its allocated portion of the Long/Short Equity Fund. The data, which has been provided by the sub-adviser, is provided to illustrate the past performance of the sub-adviser in managing a fund with substantially similar investment strategies, as measured against the Morningstar Global Long/Short Equity Index and  the S&P 500® Index and does not represent the performance of the Long/Short Equity Fund. Argonaut is not subject to the same types of expenses to which the Long/Short Equity Fund is subject nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the Investment Company Act of 1940, as amended (the "1940 Act"), or Subchapter M of the Code. Consequently, the performance results for Argonaut could have been adversely affected if Argonaut had been regulated as an investment company under the federal securities laws. The method used to calculate Argonaut’s performance was the GIPS® compliant Modified Dietz method (a measure of the historical performance of an investment portfolio in the presence of external cash flows, which divides the gain or loss in value, net of external cash flows, by the average capital over the period of measurement) and differs from the Securities and Exchange Commission's standardized method of calculating performance, and may produce different results.

The fees and expenses associated with an investment in Argonaut are different from the fees and expenses (after taking into account the expense limitation agreement) associated with an investment in the Long/Short Equity Fund, so that if the results of Argonaut were adjusted for expenses of the Long/Short Equity Fund, returns would have been higher.

The performance presented below for the similarly managed fund is shown on a net basis. The net performance results are net of standard management and performance fees for Argonaut. Results include the reinvestment of dividends and capital gains.  Returns from cash and cash equivalents in Argonaut are included in the performance calculations, and the cash and cash equivalents are included in the total assets on which the performance is calculated.  Argonaut was valued on a monthly basis, which differs from the SEC return calculation method that employs daily valuation.

The chart below shows the net annual returns for Argonaut for the calendar years shown.  Argonaut has a 1.0% management fee and a 20% performance fee.

Name	2005(1)	2006	2007	2008	2009	2010	2011	2012	2013(2)
Argonaut Fund	9.04%	14.51%	14.05%	-2.48%	16.19%	37.78%	0.19%	2.17%	9.40%
(1) Period from the Argonaut’s inception on June 1, 2005 to December 31, 2005.
(2) Period from January 1, 2013 to March 31, 2013.

The chart below shows the annualized historical performance of Argonaut.

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For the Periods Ending 3/31/13	Argonaut	Morningstar Global Long/ Short Equity Index (2)	S&P 500 Index (1)
1 Year	0.42%	4.81%	13.96%
5 Years	12.44%	0.63%	5.81%
Since Inception (2)	12.53%	3.63%	5.83%
(1) The S&P 500 Index consists of 500 stocks chosen for their market size, liquidity and industry group representation.  It is a market value-weighted index and one of the most widely-used benchmarks for U.S. stock performance.  Investors cannot invest directly in an index, and index figures do not reflect any deduction for fees, expenses or taxes.
(2) The Morningstar Global Long/Short Equity Index consists of funds with exposure to long and short positions in global equities or derivatives and is equally weighted.
(3) The inception date for Argonaut was June 1, 2005.

Investment Subsidiaries – MFS Fund and Commodities Fund
The MFS Fund and the Commodities Fund may invest up to 25% of each Fund’s respective total assets (measured at the time of purchase) in a Subsidiary.  Each Subsidiary will invest the majority of its assets in Underlying Funds, swap contracts, structured notes and other investments intended to serve as margin or collateral for derivative positions.  Each Subsidiary is organized under the laws of the Cayman Islands, and is overseen by its own board of directors.  Each Fund is the sole shareholder of its respective Subsidiary. It is not currently expected that shares of a Subsidiary will be sold or offered to other investors.  If, at any time, a Subsidiary proposes to offer or sell its shares to any investor other than the applicable Fund, you will receive 60 days’ prior notice of such offer or sale.

As with the Funds, the adviser is responsible for the Subsidiaries’ day-to-day business pursuant to an investment advisory agreement with each Subsidiary.  Under this agreement, the adviser provides the Subsidiaries with the same type of management services, under the same terms, as are provided to the Funds.  The advisory agreement with each Subsidiary provides for automatic termination upon the termination of the investment advisory agreement with respect to the applicable Fund.  Each Subsidiary has also entered into separate contracts for the provision of custody services with the same service provider that provides those services to the Funds.

Each Fund pays the adviser a fee for its services.  The adviser has contractually agreed to waive the management fee it receives from each Fund’s Subsidiary, so long as the Subsidiary is wholly-owned by the Fund.  This undertaking will continue in effect for so long as the Fund invests in the respective Subsidiary, and may not be terminated by the adviser unless it first obtains the prior approval of the Funds’ Board of Trustees for such termination.  Each Subsidiary will also bear the fees and expenses incurred in connection with the custody services that it receives.  Each Fund expects that the expenses borne by the respective Subsidiary will not be material in relation to the value of the Fund's assets.  It is also anticipated that the Fund's own expenses will be reduced to some extent as a result of the payment of such expenses at the Subsidiary level.

The Subsidiaries will be managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by each respective Fund.  As a result, the adviser is subject to the same investment policies and restrictions that apply to the management of the Funds, and, in particular, to the requirements relating to portfolio leverage, liquidity, brokerage, and the timing and method of the valuation of the Subsidiaries’ portfolio investments.  These policies and restrictions are described in detail in the SAI.  The Fund’s Chief Compliance Officer oversees implementation of the Subsidiaries’ policies and procedures and makes periodic reports to the Funds’ Board regarding each Subsidiary's compliance with its policies and procedures.

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The financial statements of each Subsidiary will be consolidated in the respective Fund's financial statements, which are included in the Fund's annual and semi-annual reports.  The Funds’ annual and semi-annual reports are distributed to shareholders, and copies of the reports are provided without charge upon request as indicated on the back cover of this Prospectus.  Please refer to the SAI for additional information about the organization and management of the Subsidiaries.

HOW SHARES ARE PRICED

The net asset value (“NAV”) and offering price (NAV plus any applicable sales charges) of each class of shares is determined at 4:00 p.m. (Eastern Time) on each day the New York Stock Exchange (”NYSE”) is open for business.  NAV is computed by determining, on a per class basis, the aggregate market value of all assets of a Fund, less its liabilities, divided by the total number of shares outstanding ((assets-liabilities)/number of shares = NAV).  The NYSE is closed on weekends and New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  The NAV takes into account, on a per class basis, the expenses and fees of the Fund, including management, administration, and distribution fees (if any), which are accrued daily.  The determination of NAV for a share class for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by the Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

Generally, the Funds’ investments are valued each day at the last quoted sales price on each investment’s primary exchange.  Investments traded or dealt in upon one or more exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the last bid on the primary exchange.  Investments primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price.  If market quotations are not readily available, investments will be valued at their fair market value as determined in good faith by the adviser in accordance with procedures approved by the Board and evaluated by the Board as to the reliability of the fair value method used.  In these cases, the Fund's NAV will reflect certain portfolio investments’ fair value rather than their market price.  Fair value pricing involves subjective judgments and it is possible that the fair value determined for an investment is materially different than the value that could be realized upon the sale of that investment. The fair value prices can differ from market prices when they become available or when a price becomes available.

Each Fund may use independent pricing services to assist in calculating the value of the Fund's investments.  In addition, market prices for foreign investments are not determined at the same time of day as the NAV for the Funds.  Because the Funds may invest in Underlying Funds which hold portfolio investments primarily listed on foreign exchanges and these exchanges may trade on weekends or other days when the Underlying Funds do not price their shares, the value of some of a Fund's portfolio investments may change on days when you may not be able to buy or sell Fund shares.  In computing the NAV, each Fund values foreign investments held by the Fund at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE.  Prices of foreign investments quoted in foreign currencies are translated into U.S. dollars at current rates.  If events materially affecting the value of an investment in a Fund’s portfolio, particularly foreign investments, occur after the close of trading on a foreign market but before the Fund prices its shares, the investment will be valued at fair value.  For example, if trading in a portfolio investment is halted and does not resume before a Fund calculates its NAV, the adviser may need to price the investment using the Fund’s fair value pricing guidelines. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of a Fund’s portfolio investments can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short-term traders.  The determination of fair value involves subjective judgments.  As a result, using fair value to price an investment may result in a price materially different from the prices used by other mutual funds to determine net asset value or from the price that may be realized upon the actual sale of the investment.

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With respect to any portion of a Fund's assets that are invested in one or more open-end management investment companies registered under the 1940 Act, each Fund’s net asset value is calculated based upon the net asset values of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

HOW TO PURCHASE SHARES

Share Classes

This Prospectus describes three classes of shares offered by the Funds: Class A, Class C and Class I.  The Funds offers these classes of shares so that you can choose the class that best suits your investment needs. Refer to the information below so that you can choose the class that best suits your investment needs.  The main differences between each class are sales charges, ongoing fees and minimum investment.  For information on ongoing distribution fees, see Distribution Fees on page 30 of this Prospectus.  Each class of shares in a Fund represents an interest in the same portfolio of investments within that Fund.  There is no investment minimum on reinvested distributions and the Funds may change investment minimums at any time.  The Funds reserve the right to waive sales charges and investment minimums.

Class A Shares

Class A shares are offered at their public offering price, which is NAV plus the applicable sales charge and are subject to 12b-1 distribution fees of up to 0.25% of the average daily net assets of Class A shares.  The minimum initial investment in Class A shares of a Fund is $2,500 for all accounts.  The minimum subsequent investment in Class A shares of a Fund is $500 for all accounts.  The sales charge varies, depending on how much you invest.  There are no sales charges on reinvested distributions.  The following sales charges apply to your purchases of Class A shares of a Fund:

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Amount Invested	Sales Charge as a % of Offering Price	Sales Charge as a % of Amount Invested	Dealer Reallowance
Under $25,000	5.75%	6.10%	5.00%
$25,000 to $49,999	5.00%	5.26%	4.25%
$50,000 to $99,999	4.75%	4.99%	4.00%
$100,000 to $249,999	3.75%	3.83%	3.25%
$250,000 to $499,999	2.50%	2.56%	2.00%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 and above	0.00%	0.00%	See below.

"Dealer reallowance" is the portion of the sales charge deducted from a mutual fund investment that is paid as a commission to the authorized broker-dealer responsible for assisting you with your investment in Class A shares of the Funds.  In the case of investments of $1,000,000 or more, no sale charge is deducted from the cost of your purchase.  In that case, the adviser shall reimburse the Funds in connection with the Dealer reallowance retained by the authorized broker-dealer calculated as follows: 1.00% on purchases between $1 million and $3 million, 0.50% on amounts over $3 million but less than $5 million, and 0.25% on amounts over $5 million. The dealer reallowance rate is determined based on the purchase amount combined with the current market value of existing investments in Class A shares.

As shown, investors that purchase $1,000,000 or more of a Fund’s Class A shares will not pay any initial sales charge on the purchase. However, purchases of $1,000,000 or more of Class A shares are subject to a contingent deferred sales charge (“CDSC”) on shares redeemed within 12 months after their purchase in the amount of the dealer reallowance paid on the shares redeemed.  Any applicable CDSC will be based on the original cost of the shares redeemed.  Shares will be aged on the first day of each month regardless of when in the month they were purchased.

How to Reduce Your Sales Charge

You may be eligible to purchase Class A shares at a reduced sales charge. To qualify for these reductions, you must notify the Funds’ distributor, Quasar Distributors, LLC (the “distributor”), in writing and supply your account number at the time of purchase.  You may combine your purchase with those of your “immediate family” (your spouse and your children under the age of 21) for purposes of determining eligibility.  If applicable, you will need to provide the account numbers of your spouse and your children as well as the ages of your children.

Rights of Accumulation: To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you may combine your new purchases of Class A shares with Class A shares of the Fund that you already own. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all other Class A shares that you own based on the Fund’s current public offering price. The reduced sales charge will apply only to current purchases and must be requested in writing when you buy your shares.

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Shares of a Fund held as follows cannot be combined with your current purchase for purposes of reduced sales charges:

•
Shares held indirectly through financial intermediaries other than your current purchase broker-dealer (for example, a different broker-dealer, a bank, a separate insurance company account or an investment advisor);

•	Shares held through an administrator or trustee/custodian of an Employer Sponsored Retirement Plan (for example, a 401(k) plan) other than employer-sponsored IRAs;

•	Shares held directly in the Fund account on which the broker-dealer (financial advisor) of record is different than your current purchase broker-dealer.

Letter of Intent: Under a Letter of Intent (“LOI”), you commit to purchase a specified dollar amount of Class A shares of a Fund, with a minimum of $25,000, during a 13-month period. Any shares purchased within 90 days of the date you sign the letter of intent may be used as credit toward completion, but the reduced sales charge will only apply to new purchases made on or after that date.  At your written request, Class A share purchases made during the previous 90 days may be included.  The amount you agree to purchase determines the initial sales charge you pay.  If the full-face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.  You are not legally bound by the terms of your LOI to purchase the amount of your shares stated in the LOI.  The LOI does, however, authorize the Fund to hold in escrow 5% of the total amount you intend to purchase.  If you do not complete the total intended purchase at the end of the 13 month period, the Fund's transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).

Repurchase of Class A Shares: If you have redeemed Class A shares of a Fund within the past 120 days, you may repurchase an equivalent amount of Class A shares of the Fund at NAV without the normal front-end sales charge. In effect, this allows you to reacquire shares that you may have had to redeem without repaying the front-end sales charge. You must notify the Fund that you intend to do so in writing. The Fund must receive your purchase order within 120 days of your redemption.

Sales Charge Waivers

The sales charge on purchases of Class A shares is waived for certain types of investors, including:

•
Current and retired trustees and officers of the Funds sponsored by the adviser or any of its subsidiaries, their families (e.g., spouse, children, mother or father) and any purchases referred through the adviser.

•
Employees of the adviser and their families, or any full-time employee or registered representative of the distributor or of broker-dealers having dealer agreements with the distributor (a “Selling Broker”) and their immediate families (or any trust, pension, profit sharing or other benefit plan for the benefit of such persons).

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•	Any full-time employee of a bank, savings and loan, credit union or other financial institution that utilizes a Selling Broker to clear purchases of the Funds’ shares and their immediate families.

•
Participants in certain “wrap-fee” or asset allocation programs or other fee-based arrangements sponsored by broker-dealers and other financial institutions that have entered into agreements with the distributor.

•
Clients of financial intermediaries that have entered into arrangements with the distributor providing for the shares to be used in particular investment products made available to such clients and for which such registered investment advisors may charge a separate fee.

•	Institutional investors (which may include bank trust departments and registered investment advisors).

•	Any accounts established on behalf of registered investment advisors or their clients by broker-dealers that charge a transaction fee and that have entered into agreements with the distributor.

•	Separate accounts used to fund certain unregistered variable annuity contracts or Section 403(b) or 401(a) or (k) accounts.

•
Employer-sponsored retirement or benefit plans with total plan assets in excess of $5 million where the plan’s investments in a Fund are part of an omnibus account. A minimum initial investment of $1 million in a Fund is required. The distributor in its sole discretion may waive these minimum dollar requirements.

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The Funds do not waive sales charges for the reinvestment of proceeds from the sale of shares of a different fund where those shares were subject to a front-end sales charge (sometimes called an “NAV transfer”).

Class C Shares

Class C shares of the Funds are offered at their NAV without an initial sales charge.  This means that 100% of your initial investment is placed into shares of the applicable Fund. Class C shares are subject to 12b-1 distribution fees of up to 1.00% of the average daily net assets of Class C shares. Over time, fees paid under this distribution and service plan will increase the cost of a Class C shareholder’s investment and may cost more than other types of sales charges. Because authorized broker-dealers are paid an up-front commission of 1.00% for assisting you with your investment in Class C shares of the Funds, the adviser shall reimburse the Funds in connection with such commission retained by the authorized broker-dealer calculated as follows: 1.00% on all purchases. As a result, Class C shares are subject to a CDSC on shares redeemed within 12 months after their purchase in the amount of 1.00% of the original cost of the shares redeemed.  The minimum initial investment in the Class C shares is $2,500 and the minimum subsequent investment is $500.

Class I Shares

Class I shares of each Fund are sold at NAV without an initial sales charge and are not subject to 12b-1 distribution fees, but have a higher minimum initial investment than Class A and Class C shares. This means that 100% of your initial investment is placed into shares of the applicable Fund.  Class I shares require a minimum initial investment of $100,000 and the minimum subsequent investment is $500.

Factors to Consider When Choosing a Share Class:  When deciding which class of shares of a Fund to purchase, you should consider your investment goals, present and future amounts you may invest in the Fund, and the length of time you intend to hold your shares.  To help you make a determination as to which class of shares to buy, please refer back to the examples of the Funds’ expenses over time in the Fees and Expenses of the Fund section for each Fund in this Prospectus.  You also may wish to consult with your financial adviser for advice with regard to which share class would be most appropriate for you.

Purchasing Shares:  You may purchase shares of a Fund by sending a completed application to the following address:

Regular Mail
LoCorr Investment Trust c/o U.S. Bancorp Fund Services, LLC P.O Box 701 Milwaukee, WI 532201-0701

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Express/Overnight Mail
LoCorr Investment Trust c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, WI 53202

The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents.  Therefore, deposit in the mail or with such services, or receipt at the U.S. Bancorp Fund Services, LLC post office box of applications, orders or redemptions requests, does not constitute receipt by the transfer agent of the Funds.

The USA PATRIOT Act requires financial institutions, including the Funds, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts.  As requested on the application, you should supply your full name, date of birth, social security number and permanent street address.  Mailing addresses containing only a P.O. Box will not be accepted.  This information will assist the Funds in verifying your identity.  Until such verification is made, the Funds may temporarily limit additional share purchases.  In addition, the Funds may limit additional share purchases or close an account if they are unable to verify a shareholder’s identity.  As required by law, the Funds may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

Purchase through Brokers: You may invest in the Funds through brokers or agents who have entered into selling agreements with the Funds’ distributor.  The brokers and agents are authorized to receive purchase and redemption orders on behalf of the Funds.  A Fund will be deemed to have received a purchase or redemption order when an authorized broker or its designee receives the order.  The broker or agent may set their own initial and subsequent investment minimums.  You may be charged a fee if you use a broker or agent to buy or redeem shares of a Fund.  Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from those applicable to investors purchasing shares directly from the Funds.  You should carefully read the program materials provided to you by your servicing agent.

Purchase by Wire: If you wish to wire money to make an investment in a Fund, please call the Funds at 1-855-523-8637. If you are making your first investment in the Funds, before you wire funds, the transfer agent must have a completed application. You may mail or overnight deliver your application to the transfer agent. Upon receipt of your completed application, the transfer agent will establish an account for you. The account number assigned will be required as part of the instruction that should be provided to your bank to send the wire. Your bank must include both the name of the Fund you are purchasing, the account number, and your name so that your wire is correctly applied. Wired funds must be received prior to 4:00 p.m., Eastern Time to be eligible for same day pricing. The Fund and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

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        Automatic Investment Plan: You may participate in the Funds’ Automatic Investment Plan, an investment plan that automatically moves money from your bank account and invests it in a Fund through the use of electronic funds transfers or automatic bank drafts.  You may elect to make subsequent investments by transfers of a minimum of $500 on specified days of each month into your established Fund account.  Please contact the Funds at 1-855-523-8637 for more information about the  Automatic Investment Plan.

Each Fund, however, reserves the right, in its sole discretion, to reject any application to purchase shares.  Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, thrift institutions, or credit union in U.S. funds for the full amount of the shares to be purchased.  After you open an account, you may purchase additional shares by sending a check together with written instructions stating the name(s) on the account and the account number, to the above address.  Make all checks payable to the Fund in which you would like to invest.  All checks must be in U.S. dollars. The Funds will not accept payment in cash or money orders. The Funds also do not accept cashier’s checks in amounts of less than $10,000, nor post-dated checks, post-dated on-line bill pay checks, or any conditional order or payment. To prevent check fraud, the Funds will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.

If you elect to receive distributions and/or capital gains paid in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Fund reserves the right to reinvest the distribution check in your account, at the Fund's current net asset value, and to reinvest all subsequent distributions.

Note:  U.S. Bancorp Fund Services, LLC the Funds’ transfer agent, will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by a Fund, for any check returned to the transfer agent for insufficient funds.

When Order is Processed:  All shares will be purchased at the NAV per share (plus applicable sales charges, if any) next determined after a Fund receives your application or request in good order.  All requests received in good order by a Fund before 4:00 p.m. (Eastern Time) will be processed on that same day.  Requests received after 4:00 p.m. will be processed on the next business day.

Good Order:  When making a purchase request, make sure your request is in good order.  “Good order” means your purchase request includes:
•  the name of the Fund and share class
•  the dollar amount of shares to be purchased
•  a completed application or investment stub check payable to the Fund in which you would like to invest

Retirement Plans:  You may purchase shares of a Fund for your individual retirement plans.  Please call the Funds at 1-855-523-8637 for the most current listing and appropriate disclosure documentation on how to open a retirement account.

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HOW TO REDEEM SHARES

Redeeming Shares:  You may redeem all or any portion of the shares credited to your account by submitting a written request for redemption to:

Regular Mail
LoCorr Investment Trust c/o U.S. Bancorp Fund Services, LLC P.O Box 701 Milwaukee, WI 532201-0701

Express/Overnight Mail
LoCorr Investment Trust c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, WI 53202

Redemptions by Telephone:  The telephone redemption privilege is automatically available to all new accounts except retirement accounts.  If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Funds and instruct them to remove this privilege from your account. You may redeem up to $50,000 using the telephone redemption privilege.

The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in a bank or brokerage firm in the United States as designated on your application.  To redeem by telephone, call 1-855-523-8637. The redemption proceeds normally will be sent by mail or by wire on the business day after receipt of your telephone instructions.  IRA accounts are not redeemable by telephone.

The Funds reserve the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days.  The Funds, the transfer agent, and their respective affiliates will not be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions and you will be required to bear the risk of any such loss.  If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person.  The Fund or the transfer agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine.  If the Funds and/or the transfer agent do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions.  These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

Telephone trades must be received by or prior to market close.  During periods of high market activity, shareholders may encounter higher than usual call waits.  Please allow sufficient time to place your telephone transaction.  Once a telephone transaction has been placed, it cannot be canceled or modified.

Redemptions through Broker:  If shares of a Fund are held by a broker-dealer, financial institution or other servicing agent, you must contact that servicing agent to redeem shares of the Fund.  The servicing agent may charge a fee for this service.

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Redemptions by Wire:  You may request that your redemption proceeds be wired directly to your bank account. The Funds’ transfer agent imposes a $15 fee for each wire redemption and deducts the fee directly from your account. Your bank may also impose a fee for the incoming wire. If you submitted a voided check with your application in order to establish bank instructions on the account, you may have your redemption proceeds wire to the predetermined bank account or funds may be sent via electronic funds transfer through the Automated Clearing House (“ACH”) network, also to the bank account previously designated. The Funds’ transfer agent imposes a $15 fee for each wire redemption. This fee is deducted from the redemption proceeds from a complete or share specific redemption. For partial redemptions, the fee will be deducted from the account. You do not incur any charge when proceeds are sent via the ACH system and credit is typically available within 2-3 days.

Redemption Fee and Waiver: The Funds charge a redemption fee of 1.00% of the amount redeemed or exchanged if shares are redeemed or exchanged within 30 days of their purchase.  The Funds have elected not to impose the redemption fee for:

o	redemptions and exchanges of Fund shares acquired through the reinvestment of dividends and distributions;
o	certain types of redemptions and exchanges of Fund shares owned through participant-directed retirement plans;
o	redemptions or exchanges in discretionary asset allocation, fee based or wrap programs (”wrap programs”) that are initiated by the sponsor/financial advisor as part of a periodic rebalancing;
o
redemptions or exchanges in a fee based or wrap program that are made as a result of a full withdrawal from the wrap program or as part of a systematic withdrawal plan including the Funds’ systematic withdrawal plan;

o	involuntary redemptions, such as those resulting from a shareholder’s failure to maintain a minimum investment in a Fund, or
o	other types of redemptions as the adviser or the Trust may determine in special situations and approved by the Trust’s or the dviser’s Chief Compliance Officer.

Redemptions in Kind:  Each Fund reserves the right to honor requests for redemption or repurchase orders by making payment in whole or in part in readily marketable securities (“redemption in kind”) if the amount is greater than (the lesser of) $250,000 or 1% of a Fund’s assets.  The securities will be chosen by the Fund and valued at the Fund’s net asset value.  A shareholder will be exposed to market risk until these securities are converted to cash and may incur transaction expenses in converting these securities to cash.

When Redemptions are Sent:  Once a Fund receives your redemption request in “good order” as described below, it will issue a check based on the next determined NAV following your redemption request.  The redemption proceeds normally will be sent by mail or by wire on the business day after receipt of a request in “good order.”  If you purchase shares using a check and soon after request a redemption, your redemption proceeds will not be sent until the check used for your purchase has cleared your bank (usually within 10 days of the purchase date).

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Good Order:  Your redemption request will be processed if it is in “good order.”  To be in good order, the following conditions must be satisfied:
•
The request should be in writing, unless redeeming by telephone, indicating the number of shares or dollar amount to be redeemed;
•
The request must identify your account number;
•
The request should be signed by you and any other person listed on the account, exactly as the shares are registered; and
•
If you request that the redemption proceeds be sent to a person, bank or an address other than that of record or paid to someone other than the record owner(s), or if the address was changed within the last 30 days, or if the proceeds of a requested redemption exceed $50,000, the signature(s) on the request must be signature guaranteed by an eligible signature guarantor.

When You Need Signature Guarantees:  If you wish to change the bank or brokerage account that you have designated on your account, you may do so at any time by writing to the Funds with your signature guaranteed.  A signature guarantee assures that a signature is genuine and protects you from unauthorized account transfers.  You will need your signature guaranteed if:

•	If ownership is being changed on your account;
•	When redemption proceeds are payable or sent to any person, address or bank account not on record;
•	If a change of address was received by the Transfer Agent within the last 30 days;
•	For all redemptions in excess of $50,000 from any shareholder account

Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”).    A notary public cannot guarantee signatures.

In addition to the situations described above, the Funds and/or the transfer agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.  The Funds reserve the right to waive any signature requirement at their discretion.

Non financial transactions including establishing or modifying certain services on an account may require a signature guarantee, signature verification from a Signature Validation Program member or other acceptable form of authentication from a financial institution source.

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Additional documents are required for certain type of redemptions such as redemptions from corporations, partnerships, or from accounts with executors, trustees, administrations or guardians.

Retirement Plans:  If you own an IRA or other retirement plan, you must indicate on your redemption request whether the Funds should withhold federal income tax.  Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding.

Low Balances:  If at any time your account balance in a Fund falls below the amounts per share class listed in the table below, the Fund may notify you that, unless the account is brought up to at least the per-class minimum within 60 days of the notice, your account could be closed.

Class	A	C	I
Minimum	$2,500	$2,500	$100,000

After the notice period, the Fund may redeem all of your shares and close your account by sending you a check to the address of record.  Your account will not be closed if the account balance drops below the per-class minimum due to a decline in NAV.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Funds discourage and do not accommodate market timing. Frequent trading into and out of the Funds can harm all Fund shareholders by disrupting the Funds’ investment strategies, increasing Fund expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. The Funds are designed for long-term investors and is not intended for market timing or other disruptive trading activities. Accordingly, the Funds’ Board has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change. The Funds currently use several methods to reduce the risk of market timing. These methods include:

•	Committing staff to review, on a continuing basis, recent trading activity in order to identify trading activity that may be contrary to the Funds’ “Market Timing Trading Policy;”

•	Rejecting or limiting specific purchase requests;

•	Rejecting purchase requests from certain investors; and

•	Assessing a redemption fee for short-term trading.

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Funds seek to make judgments and applications that are consistent with the interests of the Funds’ shareholders.

Based on the frequency of redemptions in your account, the adviser or the Funds may in the sole discretion of each determine that your trading activity is detrimental to the Funds as described in the Funds’ Market Timing Trading Policy and elect to (i) reject or limit the amount, number, frequency or method for requesting future purchases into the Funds and/or (ii) reject or limit the amount, number, frequency or method for requesting future exchanges or redemptions out of the Funds.

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The Funds reserve the right to reject or restrict purchase requests for any reason, particularly when the shareholder’s trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities. Neither the Funds nor the adviser will be liable for any losses resulting from rejected purchase orders. The adviser may also bar an investor who has violated these policies (and the investor’s financial advisor) from opening new accounts with the Funds.

Although the Funds attempt to limit disruptive trading activities, some investors use a variety of strategies to hide their identities and their trading practices. There can be no guarantee that the Funds will be able to identify or limit these activities. Omnibus account arrangements are common forms of holding shares of the Funds.  While the Funds will encourage financial intermediaries to apply the Funds’ Market Timing Trading Policy to their customers who invest indirectly in the Funds, the Funds are limited in their ability to monitor the trading activity or enforce the Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, the Funds may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Funds’ Market Timing Trading Policy to their customers through such methods as implementing short-term trading limitations or restrictions and monitoring trading activity for what might be market timing, the Funds may not be able to determine whether trading by customers of financial intermediaries is contrary to the Market Timing Trading Policy. Brokers maintaining omnibus accounts with the Funds have agreed to provide shareholder transaction information to the extent known to the broker to the Funds upon request. If the Funds or their transfer agent or shareholder servicing agent suspect there is market timing activity in the account, the Funds will seek full cooperation from the service provider maintaining the account to identify the underlying participant. At the request of the fund or the adviser, the service providers may take immediate action to stop any further short-term trading by such participants.

TAX STATUS, DIVIDENDS AND DISTRIBUTIONS

Any sale or exchange of the Funds’ shares may generate tax liability (unless you are a tax-exempt investor or your investment is in a qualified retirement account).  When you redeem your shares you may realize a taxable gain or loss.  This is measured by the difference between the proceeds of the sale and the tax basis for the shares you sold.  (To aid in computing your tax basis, you generally should retain your account statements for the period that you hold shares in the Funds.)

Each Fund intends to distribute substantially all of its net investment income at least annually and net capital gains annually.  Both types of distributions will be reinvested in shares of the Fund unless you elect to receive cash.  If you would like to change your distribution options, you may write or call the transfer agent in advance of the next distribution.  Dividends from net investment income (including any excess of net short-term capital gain over net long-term capital loss) are taxable to investors as ordinary income, while distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are generally taxable as long-term capital gain, regardless of your holding period for the shares.  Any dividends or capital gain distributions you receive from a Fund will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash.  Certain dividends or distributions declared in October, November or December will be taxed to shareholders as if received in December if they are paid during the following January.  Each year the Funds will inform you of the amount and type of your distributions.  IRAs and other qualified retirement plans are exempt from federal income taxation until retirement proceeds are paid out to the participant.

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Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes.  A capital gain or loss on your investment is the difference between the cost of your shares, including any sales charges, and the amount you receive when you sell them.

Beginning in 2013, pursuant to provisions of the Health Care and Education Reconciliation Act, a 3.8% Medicare tax on net investment income (including capital gains and dividends) will also be imposed on individuals, estates and trusts, subject to certain income thresholds.

On the application, you will be asked to certify that your social security number or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS.  If you are subject to backup withholding or you did not certify your taxpayer identification number, the IRS requires the Funds to withhold a percentage of any dividend, redemption or exchange proceeds.  The Funds reserve the right to reject any application that does not include a certified social security or taxpayer identification number.  If you do not have a social security number, you should indicate on the purchase form that your application to obtain a number is pending.  The Funds are required to withhold taxes if a number is not delivered to the Funds within seven days.

This summary is not intended to be and should not be construed to be legal or tax advice.  You should consult your own tax advisors to determine the tax consequences of owning the Funds’ shares.

DISTRIBUTION OF SHARES

Distributor:  Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, Wisconsin  53202, is the principal underwriter/distributor for the shares of the Funds.  The distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).  Shares of the Funds are offered on a continuous basis.

Distribution Fees:  The Funds have adopted a Distribution Plan (“12b-1 Plan” or “Plan”), for Class A and Class C shares pursuant to which each Fund pays the Fund's distributor an annual fee for distribution and shareholder servicing expenses as indicated in the following table of the Fund's average daily net assets attributable to the respective class of shares.

Class	A	C
12b-1 Fee	0.25%	1.00%

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The Funds’ distributor and other entities are paid under the Plan for services provided and the expenses borne by the distributor and others in the distribution of Fund shares, including the payment of commissions for sales of the shares and incentive compensation to and expenses of dealers and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials.  In addition, the distributor or other entities may utilize fees paid pursuant to the Plan to compensate dealers or other entities for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any un-reimbursed expenses.

Additional Compensation to Financial Intermediaries:  The Funds’ distributor, its affiliates, and the Funds’ adviser and its affiliates may, at their own expense and out of their own assets, including their legitimate profits from Fund-related activities, provide additional cash payments to financial intermediaries who sell shares of the Funds.  Financial intermediaries include brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others.  These payments may be in addition to the Rule 12b-1 fees and any sales charges that are disclosed elsewhere in this Prospectus.  These payments are generally made to financial intermediaries that provide shareholder or administrative services, or marketing support.  Marketing support may include access to sales meetings, sales representatives and financial intermediary management representatives, inclusion of the Funds on a sales list, including a preferred or select sales list, or other sales programs.  These payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders.  The distributor may, from time to time, provide promotional incentives to certain investment firms.  Such incentives may, at the distributor’s discretion, be limited to investment firms who allow their individual selling representatives to participate in such additional compensation.

Householding:  To reduce expenses, the Funds mail only one copy of the prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Funds at 1-855-523-8637 on days the Funds are open for business or contact your financial institution.  The Funds will begin sending you individual copies thirty days after receiving your request.

Unclaimed Property
Your mutual fund account may be transferred to your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws.

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FINANCIAL HIGHLIGHTS

The financial highlights table below is intended to help you understand the financial performance of the LoCorr Managed Futures Strategy Fund and the LoCorr Long/Short Commodities Strategy for the period of each Fund's operations.  Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).  The information for the Funds have been derived from the financial statements audited by Cohen Fund Audit Services, Ltd., the Funds’ independent registered public accounting firm, whose report, along with the Fund's financial statements, are included in the Fund’s December 31, 2012 Annual Report, which is available upon request. Because the LoCorr Long/Short Equity Fund has only recently commenced investment operations, no financial highlights are available for the Fund at this time.  In the future, financial highlights for the Fund will be presented in this section of the Prospectus.

LoCorr Managed Futures Strategy Fund – Class A

Selected Data and Ratios (for a share outstanding throughout the period) do not include non-controlling interest.	Year Ended December 31, 2012	For the period March 22, 20111 through December 31, 20112
Per Share
Net asset value, beginning of period	$9.33	$10.00

Income (loss) from investment operations:
Net investment income (loss)3	(0.24)	(0.22)
Net realized and unrealized gain (loss)	(0.32)	(0.45)
Total from Investment Operations	(0.56)	(0.67)

Distributions to shareholders from:
Net investment income	-	-
Net realized gains on investments sold	0.00	4	-
Total Distributions	-	-

Redemption fees4	-	-

Net Asset Value, end of Period	$8.77	$9.33

Total Investment Return5	(5.98)%	-6.70%

Net Assets, End of Period, in Thousands	$182,457	$71,532

Ratios/Supplemental Data:
Ratio of expenses to average net assets:
Before expense reimbursement or recovery	3.95%	4.15%
After expense reimbursement or recovery	4.00%	3.93%
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement or recovery	(2.60)%	(3.18)%
After expense reimbursement or recovery	(2.65)%	(2.96)%
Portfolio turnover rate	45.59%	18.22%

1.      Commencement of share class operations.
2.	All ratios have been annualized except total investment return and portfolio turnover.
3.      Net investment income per share is based on average shares outstanding.
4.      Amount represents less than $0.005 per share.
5.      Total return excludes the effect of applicable sales charges .

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LoCorr Managed Futures Strategy Fund – Class C

Selected Data and Ratios (for a share outstanding throughout the period) do not include non-controlling interest.	Year Ended December 31, 2012	For the period March 24, 20111 through December 31, 20112
Per Share
Net asset value, beginning of period	$9.28	$10.00

Income (loss) from investment operations:
Net investment income (loss)3	(0.30)	(0.27)
Net realized and unrealized gain (loss)	(0.33)	(0.45)
Total from Investment Operations	(0.63)	(0.72)

Distributions to shareholders from:
Net investment income	-	-
Net realized gains on investments sold	0.00	4	-
Total Distributions	-	-

Redemption fees4	-	-

Net Asset Value, end of Period	$8.65	$9.28

Total Investment Return5	(6.77)%	(7.20)%

Net Assets, End of Period, in Thousands	$76,979	$38,055

Ratios/Supplemental Data:
Ratio of expenses to average net assets:
Before expense reimbursement or recovery	4.70%	4.89%
After expense reimbursement or recovery	4.75%	4.68%
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement or recovery	(3.35)%	(3.92)%
After expense reimbursement or recovery	(3.40)%	(3.71)%
Portfolio turnover rate	45.59%	18.22%

1.      Commencement of share class operations.
2.      All ratios have been annualized except total investment return and portfolio turnover.
3.      Net investment income per share is based on average shares outstanding.
4.      Amount represents less than $0.005 per share.
5.      Total return excludes the effect of applicable sales charges.

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LoCorr Managed Futures Strategy Fund – Class I

Selected Data and Ratios (for a share outstanding throughout the period) Do not include non-controlling interest.	Year Ended December 31, 2012	For the period March 24, 20111 through December 31, 20112
Per Share
Net asset value, beginning of period	$9.35	$10.00

Income (loss) from investment operations:
Net investment income (loss)3	(0.22)	(0.20)
Net realized and unrealized gain (loss)	(0.32)	(0.45)
Total from Investment Operations	(0.54)	(0.65)

Distributions to shareholders from:
Net investment income	-	-
Net realized gains on investments sold	0.00	4	-
Total Distributions	-	-

Redemption fees4	-	-

Net Asset Value, end of Period	$8.81	$9.35

Total Investment Return5	-5.75%	-6.50%

Net Assets, End of Period, in Thousands	$138,096	$91,161

Ratios/Supplemental Data:
Ratio of expenses to average net assets:
Before expense reimbursement or recovery	3.70%	3.89%
After expense reimbursement or recovery	3.75%	3.68%
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement or recovery	(2.35)%	(2.92)%
After expense reimbursement or recovery	(2.40)%	(2.71)%
Portfolio turnover rate	45.59%	18.22%

1.     Commencement of share class operations.
2.	For the period ended December 31, 2011, all ratios have been annualized except total investment return and portfolio turnover.
3.     Net investment income per share is based on average shares outstanding.
4.     Amount represents less than $0.005 per share.
5.     Total return excludes the effect of applicable sales charges.

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LoCorr Long/Short Commodities Strategy Fund – Class A

Selected Data and Ratios (for a share outstanding throughout the period)	Year Ended December 31, 2012
Per Share
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss)1	(0.17)
Net realized and unrealized gain (loss)	(1.46)
Total from Investment Operations	(1.63)

Redemption fees2	-

Net Asset Value, end of Period	$8.37

Total Investment Return3	-16.30%

Net Assets, End of Period, in Thousands	$3,213

Ratios/Supplemental Data:
Ratio of expenses to average net assets:
Before expense reimbursement or recovery	6.12%
After expense reimbursement or recovery	2.20%
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement or recovery	(5.82)%
After expense reimbursement or recovery	(1.90)%
Portfolio turnover rate	60.42%

1.      Net investment income per share is based on average shares outstanding.
2.      Amount represents less than $0.005 per share.
3.      Total return excludes the effect of applicable sales charges.

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LoCorr Long/Short Commodities Strategy Fund – Class C

Selected Data and Ratios (for a share outstanding throughout the period)	Year Ended December 31, 2012
Per Share
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss)1	(0.24)
Net realized and unrealized gain (loss)	(1.47)
Total from Investment Operations	(1.71)

Redemption fees2	-

Net Asset Value, end of Period	$8.29

Total Investment Return3	-17.10%

Net Assets, End of Period, in Thousands	$1,605

Ratios/Supplemental Data:
Ratio of expenses to average net assets:
Before expense reimbursement or recovery	6.87%
After expense reimbursement or recovery	2.95%
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement or recovery	(6.57)%
After expense reimbursement or recovery	(2.65)%
Portfolio turnover rate	60.42%
1.      Net investment income per share is based on average shares outstanding.
2.      Amount represents less than $0.005 per share.
3.      Total return excludes the effect of applicable sales charges.

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LoCorr Long/Short Commodities Strategy Fund – Class I

Selected Data and Ratios (for a share outstanding throughout the period)	Year Ended December 31, 2012
Per Share
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss)1	(0.15)
Net realized and unrealized gain (loss)	(1.47)
Total from Investment Operations	(1.62)

Redemption fees2	-

Net Asset Value, end of Period	$8.38

Total Investment Return3	-16.20%

Net Assets, End of Period, in Thousands	$6,373

Ratios/Supplemental Data:
Ratio of expenses to average net assets:
Before expense reimbursement or recovery	5.87%
After expense reimbursement or recovery	1.95%
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement or recovery	(5.57)%
After expense reimbursement or recovery	(1.65)%
Portfolio turnover rate	60.42%

1.      Net investment income per share is based on average shares outstanding.
2.      Amount represents less than $0.005 per share.
3.      Total return excludes the effect of applicable sales charges.

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Privacy Notice

LOCORR INVESTMENT TRUST

Rev. October 2011

FACTS	WHAT DOES LOCORR INVESTMENT TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share depend on the product or service you have with us.  This information can include:
■     Social Security number and wire transfer instructions
■     account transactions and transaction history
■     investment experience and purchase history
When you are no longer a customer, we continue to share your information as described in this notice.

How?
All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons LoCorr Investment Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does LoCorr Investment Trust share?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes - to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes - information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-855-LCFUNDS (1-855-523-8637) or go to www.LoCorrFunds.com

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What we do
How does LoCorr Investment Trust protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.
We permit only authorized parties and affiliates (as permitted by law) who have signed an agreement with us to have access to customer information.

How does LoCorr Investment Trust collect my personal information?
We collect your personal information, for example, when you
■       open and account or deposit money
■       direct us to buy securities or direct us to sell your securities
■       seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?
Federal law gives you the right to limit only
■sharing for affiliates’ everyday business purposes-information about your creditworthiness
■affiliates from using your information to market to you
■sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ LoCorr Investment Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ LoCorr Investment Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ LoCorr Investment Trust does not jointly market.

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LoCorr Managed Futures Strategy Fund

LoCorr Long/Short Commodities Strategy Fund

Adviser	LoCorr Fund Management, LLC 261 School Avenue, 4th Floor Excelsior, MN 55331	Distributor	Quasar Distributors, LLC 615 East Michigan Street Milwaukee, WI 53202
Independent Registered Public Accountant	Cohen Fund Audit Services, Ltd. 1350 Euclid Avenue, Suite 800 Cleveland, OH 44115	Legal Counsel	Thompson Hine, LLP 41 South High Street, Suite 1700 Columbus, OH 43215
Custodian	U.S. Bank, N.A. 1555 N. Rivercenter Dr. Milwaukee, WI 53212	Transfer Agent	U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, WI 53202

Additional information about the Funds is included in the Funds’ SAI dated May 1, 2013.  The SAI is incorporated into this Prospectus by reference (i.e., legally made a part of this Prospectus).  The SAI provides more details about the Funds’ policies and management.  Additional information about the Funds’ investments is also available in the Funds’ Annual and Semi-Annual Reports to Shareholders.  In the Funds’ Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal year.

To obtain a free copy of the SAI and the Annual and Semi-Annual Reports to Shareholders, or other information about the Funds, or to make shareholder inquiries about the Funds, please call 1-855-523-8637 or visit www.LoCorrFunds.com.  You may also write to:

LoCorr  Investment Trust
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI  53201

You may review and obtain copies of the Funds’ information at the SEC Public Reference Room in Washington, D.C.  Please call 1-202-551-8090 for information relating to the operation of the Public Reference Room.  Reports and other information about the Funds are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.  Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549.

Investment Company Act File # 811-22509

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LoCorr Managed Futures Strategy Fund

Class	A	LFMAX
Class	C	LFMCX
Class	I	LFMIX

LoCorr Long/Short Commodities Strategy Fund

Class	A	LCSAX
Class	C	LCSCX
Class	I	LCSIX

LoCorr Long/Short Equity Fund

Class	A	LEQAX
Class	C	LEQCX
Class	I	LEQIX

each Fund is a series of LoCorr Investment Trust

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2013

This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the Prospectus dated May 1, 2013 of the LoCorr Managed Futures Strategy Fund, the LoCorr Long/Short Commodities Strategy Fund, and the LoCorr Long/Short Equity Fund (each a "Fund" and together, the "Funds"), each a series of LoCorr Investment Trust.  The Funds’ Prospectus is hereby incorporated by reference, which means it is legally part of this SAI.  You can obtain copies of the Prospectus and Annual Report without charge by contacting the Funds' transfer agent or by calling toll-free 1-855-523-8637.  You may also obtain a Prospectus and Annual Report by visiting www.LoCorrFunds.com.

Table of Contents - Statement of Additional Information

THE FUNDS

The LoCorr Managed Futures Strategy Fund (the “Managed Futures Strategy Fund”) and LoCorr Long/Short Commodities Strategy Fund (the “Commodities Strategy Fund”), and the LoCorr Long/Short Equity Fund (the "Long/Short Equity Fund") are each a non-diversified series of LoCorr Investment Trust, an Ohio business trust organized on November 15, 2010 (the "Trust").  The Trust is registered as an open-end management investment company.  The Trust is governed by its Board of Trustees (the "Board" or "Trustees").

The Funds may issue an unlimited number of shares of beneficial interest.  All shares of each Fund have equal rights and privileges, except as to class-specific rights and privileges described below.  Each share of a Fund is entitled to one vote on all matters as to which shares are entitled to vote.  In addition, each share of a Fund, on a per-class basis, is entitled to participate equally with other shares (i) in dividends and distributions declared by the Fund and (ii) on liquidation to its proportionate share of the assets remaining after satisfaction of outstanding liabilities.  Shares of the Funds are fully paid, non-assessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights.  Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share.

Each Fund currently offers three classes of shares, Class A, Class C and Class I shares.  The Board of Trustees may classify and reclassify the shares of the Funds into additional classes of shares at a future date.  Each share class will represent an interest in the same assets of the respective Fund, have the same rights and is identical in all material respects except that (i) each class of shares may be subject to different (or no) sales loads, (ii) each class of shares may bear different distribution fees; (iii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees incurred by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees' fees or expenses incurred as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares and (iv) each class will have exclusive voting rights with respect to matters relating to its own distribution arrangements.

LoCorr Fund Management, LLC (the "Adviser") is the Funds’ investment adviser.  Nuveen Asset Management, LLC ("Nuveen Asset Management")  serves as investment sub-adviser to the Managed Futures Strategy Fund, Galliard Capital Management, Inc. ("Galliard Capital Management") serves as investment sub-adviser to the Commodities Strategy Fund, and Millennium Asset Management, L.L.C. serves as investment sub-adviser to the Long/Short Equity Fund (each a “Sub-Adviser” and together, the “Sub-Advisers”).  Each Fund's investment objective, restrictions and policies are more fully described here and in the Prospectus.  The Board may start other series and offer shares of a new fund under the Trust at any time.

Table of Contents - Statement of Additional Information

Under the Trust's Agreement and Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his/her earlier death, incapacity, resignation or removal.  Shareholders can remove a Trustee to the extent provided by the Investment Company Act of 1940, as amended (the "1940 Act") and the rules and regulations promulgated thereunder.  Vacancies may be filled by a majority of the remaining Trustees, except insofar as the 1940 Act may require the election by shareholders.  As a result, normally no annual or regular meetings of shareholders will be held unless matters arise requiring a vote of shareholders under the Agreement and Declaration of Trust or the 1940 Act.

TYPES OF INVESTMENTS

The investment objective of each Fund and a description of its principal investment strategies are set forth in the Prospectus.  Each Fund's investment objective is not "fundamental" and may be changed without the approval of a majority of its outstanding voting securities, however, shareholders will be given at least 60 days’ notice of such a change.

The following information applies to each Fund, except as noted, and describes securities and instruments in which the Fund may invest and their related risks.

Equity Securities

Equity securities in which the Fund invests include common stocks, preferred stocks and securities convertible into common stocks, such as convertible bonds, warrants, rights and options. The value of equity securities varies in response to many factors, including the activities and financial condition of individual companies, the business market in which individual companies compete and general market and economic conditions. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be significant.

Common Stock

Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company's stock price.

Preferred stocks are securities that have characteristics of both common stocks and corporate bonds. Preferred stocks may receive dividends but payment is not guaranteed as with a bond. These securities may be undervalued because of a lack of analyst coverage resulting in a high dividend yield or yield to maturity.  The risks of preferred stocks include a lack of voting rights and the Fund's Adviser may incorrectly analyze the security, resulting in a loss to the Fund.  Furthermore, preferred stock dividends are not guaranteed and management can elect to forego the preferred dividend, resulting in a loss to the Fund.  Preferred stock may also be convertible in the common stock of the issuer.  Convertible securities may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified period. Convertible securities are senior to common stocks in an issuer's capital structure, but are usually subordinated to similar non-convertible securities. A convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security's underlying common stock.  In general, preferred stocks generally pay a dividend at a specified rate and have preference over common stock in the payment of dividends and in liquidation.  The Fund may invest in preferred stock with any or no credit rating. Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock market value may change based on changes in interest rates.

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Convertible Securities

The Fund may invest in convertible securities with no minimum credit rating. Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. Convertible securities are senior to common stocks in an issuer's capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security's underlying common stock.

Warrants

The Fund may invest in warrants. Warrants are options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than one year to twenty years, or they may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, a warrant is worthless if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

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Business Development Companies

The Fund may invest in business development companies ("BDCs"), each of which may pay performance-based fees to their managers.  A BDC is a form of investment company that is required to invest at least 70% of its total assets in securities (typically debt) of private companies, thinly traded U.S. public companies, or short-term high quality debt securities.  BDCs usually trade at a discount to their net asset value because the invest in unlisted securities and have limited access to capital markets.  Fund shareholders may bear two layers of fees and expenses: asset-based fees and expenses at the Fund level, and asset-based fees, performance-based incentive allocations or fees and expenses at the BDC level.  BDCs are subject to high failure rates among the companies in which they invest and federal securities laws impose restraints upon the organization and operations of BDCs that can limit or negatively impact the performance of a BDC.  Also, BDCs may engage in certain principal and joint transactions that a mutual fund may not without an exemptive order from the SEC.  Also, the Fund may purchase in the aggregate only up to 3% of the total outstanding voting stock of any other investment company, such as a BDC, unless the other investment company has an exemptive order from the SEC.

Depositary Receipts

The Fund may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights.  Many of the risks described above regarding foreign securities apply to investments in ADRs.

Foreign Securities

General.  The Fund may invest in exchange traded funds ("ETFs") and other investment companies that hold a portfolio of foreign securities.  Investing in securities of foreign companies and countries involves certain considerations and risks that are not typically associated with investing in U.S. government securities and securities of domestic companies.  There may be less publicly available information about a foreign issuer than a domestic one, and foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies.  There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than exists in the United States.  Interest and dividends paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on such investments as compared to dividends and interest paid to the Fund by domestic companies or the U.S. government.  There may be the possibility of expropriations, seizure or nationalization of foreign deposits, confiscatory taxation, political, economic or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries.  Finally, the establishment of exchange controls or other foreign governmental laws or restrictions could adversely affect the payment of obligations.

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To the extent the Fund's currency exchange transactions do not fully protect the Fund against adverse changes in currency exchange rates, decreases in the value of currencies of the foreign countries in which the Fund will invest relative to the U.S. dollar will result in a corresponding decrease in the U.S. dollar value of the Fund's assets denominated in those currencies (and possibly a corresponding increase in the amount of securities required to be liquidated to meet distribution requirements).  Conversely, increases in the value of currencies of the foreign countries in which the Fund invests relative to the U.S. dollar will result in a corresponding increase in the U.S. dollar value of the Fund's assets (and possibly a corresponding decrease in the amount of securities to be liquidated).

Emerging Markets Securities.

The Fund may purchase ETFs and other closed end funds that invest in emerging market securities.  Investing in emerging market securities imposes risks different from, or greater than, risks of investing in foreign developed countries.  These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund.  Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging markets securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

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Investment Companies

The Fund may invest in investment companies such as open-end funds (mutual funds), closed-end funds, and exchange traded funds ("Investment Companies ").  The 1940 Act provides that the mutual funds may not: (1) purchase more than 3% of an investment company's outstanding shares; (2) invest more than 5% of its assets in any single such investment company (the "5% Limit"), and (3) invest more than 10% of its assets in investment companies overall (the "10% Limit"), unless: (i) the underlying investment company and/or the Fund has received an order for exemptive relief from such limitations from the Securities and Exchange Commission ("SEC"); and (ii) the underlying investment company and the Fund take appropriate steps to comply with any conditions in such order.

In addition, Section 12(d)(1)(F) of the 1940Act provides that the provisions of paragraph 12(d)(1) shall not apply to securities purchased or otherwise acquired by the Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund has not, and is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than 1.50% percent. An investment company that issues shares to the Fund pursuant to paragraph 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company's total outstanding shares in any period of less than thirty days. The Fund (or the Adviser acting on behalf of the Fund) must comply with the following voting restrictions:  when the Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Fund's shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Fund in the same proportion as the vote of all other holders of such security.

Further, the Fund may rely on Rule 12d1-3, which allows unaffiliated mutual funds to exceed the 5% Limitation and the 10% Limitation, provided the aggregate sales loads any investor pays (i.e., the combined distribution expenses of both the acquiring fund and the acquired funds) does not exceed the limits on sales loads established by the FINRA for funds of funds.

The Fund and any “affiliated persons,” as defined by the 1940 Act, may purchase in the aggregate only up to 3% of the total outstanding securities of any Investment Company.  Accordingly, when affiliated persons hold shares of any of the Investment Companies, the Fund’s ability to invest fully in shares of those funds is restricted, and the Adviser must then, in some instances, select alternative investments that would not have been its first preference.  The 1940 Act also provides that an Investment Company whose shares are purchased by the Fund will be obligated to redeem shares held by the Fund only in an amount up to 1% of the Investment Company’s outstanding securities during any period of less than 30 days. Shares held by the Fund in excess of 1% of an Investment Company’s outstanding securities therefore, will be considered not readily marketable securities, which, together with other such securities, may not exceed 15% of the Fund's total assets.

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Under certain circumstances an Investment Company may determine to make payment of a redemption by the Fund wholly or partly by a distribution in kind of securities from its portfolio, in lieu of cash, in conformity with the rules of the SEC. In such cases, the Fund may hold securities distributed by an Investment Company until the Adviser determines that it is appropriate to dispose of such securities.

Investment decisions by the investment advisors of the Investment Companies are made independently of the Fund and its Adviser. Therefore, the investment advisor of one Investment Company may be purchasing shares of the same issuer whose shares are being sold by the investment advisor of another such fund. The result would be an indirect expense to the Fund without accomplishing any investment purpose.  Because other investment companies employ an investment adviser, such investments by the Fund may cause shareholders to bear duplicate fees.

Closed-End Investment Companies. The Fund may invest its assets in "closed-end" investment companies (or "closed-end funds"), subject to the investment restrictions set forth above. Shares of closed-end funds are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission of between 4% or 6% of the initial public offering price. Such securities are then listed for trading on the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers Automated Quotation System (commonly known as "NASDAQ") and, in some cases, may be traded in other over-the-counter markets. Because the shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as the Fund), investors seek to buy and sell shares of closed-end funds in the secondary market.

The Fund generally will purchase shares of closed-end funds only in the secondary market. The Fund will incur normal brokerage costs on such purchases similar to the expenses the Fund would incur for the purchase of securities of any other type of issuer in the secondary market. The Fund may, however, also purchase securities of a closed-end fund in an initial public offering when, in the opinion of the Adviser, based on a consideration of the nature of the closed-end fund's proposed investments, the prevailing market conditions and the level of demand for such securities, they represent an attractive opportunity for growth of capital. The initial offering price typically will include a dealer spread, which may be higher than the applicable brokerage cost if the Fund purchased such securities in the secondary market.

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The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share that is less than the net asset value per share, the difference representing the "market discount" of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined net asset value but rather are subject to the principles of supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their net asset value.

The Fund may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to net asset value. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of the Fund's shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by the Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund.

Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund's common shares in an attempt to enhance the current return to such closed-end fund's common shareholders. The Fund's investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure.

Exchange Traded Funds. ETFs are passive funds that track their related index and have the flexibility of trading like a security. They are managed by professionals and provide the investor with diversification, cost and tax efficiency, liquidity, marginability, are useful for hedging, have the ability to go long and short, and some provide quarterly dividends. Additionally, some ETFs are unit investment trusts (UITs), which are unmanaged portfolios overseen by trustees.  ETFs generally have two markets. The primary market is where institutions swap "creation units" in block-multiples of 50,000 shares for in-kind securities and cash in the form of dividends. The secondary market is where individual investors can trade as little as a single share during trading hours on the exchange. This is different from open-ended mutual funds that are traded after hours once the net asset value (NAV) is calculated. ETFs share many similar risks with open-end and closed-end funds.

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There is a risk that an ETF in which the Fund invests may terminate due to extraordinary events that may cause any of the service providers to the ETF, such as the trustee or sponsor, to close or otherwise fail to perform their obligations to the ETF. Also, because the ETFs in which the Fund intends to principally invest may be granted licenses by agreement to use the indices as a basis for determining their compositions and/or otherwise to use certain trade names, the ETFs may terminate if such license agreements are terminated.  In addition, an ETF may terminate if its entire net asset value falls below a certain amount.  Although the Fund believes that, in the event of the termination of an underlying ETF, it will be able to invest instead in shares of an alternate ETF tracking the same market index or another market index with the same general market, there is no guarantee that shares of an alternate ETF would be available for investment at that time.  To the extent the Fund invests in a sector product, the Fund is subject to the risks associated with that sector.

Real Estate Investment Trusts

The Fund may invest in securities of real estate investment trusts ("REITs"). REITs are publicly traded corporations or trusts that specialize in acquiring, holding and managing residential, commercial or industrial real estate. A REIT is not taxed at the entity level on income distributed to its shareholders or unitholders if it distributes to shareholders or unitholders at least 95% of its taxable income for each taxable year and complies with regulatory requirements relating to its organization, ownership, assets and income.

REITs generally can be classified as "Equity REITs", "Mortgage REITs" and "Hybrid REITs." An Equity REIT invests the majority of its assets directly in real property and derives its income primarily from rents and from capital gains on real estate appreciation, which are realized through property sales. A Mortgage REIT invests the majority of its assets in real estate mortgage loans and services its income primarily from interest payments. A Hybrid REIT combines the characteristics of an Equity REIT and a Mortgage REIT. Although the Fund can invest in all three kinds of REITs, its emphasis is expected to be on investments in Equity REITs.

Investments in the real estate industry involve particular risks. The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values and income from real property continue to be in the future. Real property values and income from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies that own and operate real estate directly, companies that lend to such companies, and companies that service the real estate industry.

Investments in REITs also involve risks. Equity REITs will be affected by changes in the values of and income from the properties they own, while Mortgage REITs may be affected by the credit quality of the mortgage loans they hold. In addition, REITs are dependent on specialized management skills and on their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders REITs may have limited diversification and are subject to risks associated with obtaining financing for real property, as well as to the risk of self-liquidation. REITs also can be adversely affected by their failure to qualify for tax-free pass-through treatment of their income under the Internal Revenue Code of 1986, as amended, or their failure to maintain an exemption from registration under the 1940 Act. By investing in REITs indirectly through a Fund, a shareholder bears not only a proportionate share of the expenses of the Fund, but also may indirectly bear similar expenses of some of the REITs in which it invests.

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Master Limited Partnerships

The Fund may invest in master limited partnership interests ("MLPs").  MLPs are limited partnerships, the interests in which (known as "units") are traded on public exchanges, just like corporate stock.  MLPs are limited partnerships that provide an investor with a direct interest in a group of assets (generally, oil and gas properties).  Master limited partnership units typically trade publicly, like stock, and thus may provide the investor more liquidity than ordinary limited partnerships.  Master limited partnerships are also called publicly traded partnerships and public limited partnerships.  A limited partnership has one or more general partners (they may be individuals, corporations, partnerships or another entity) which manage the partnership, and limited partners, which provide capital to the partnership but have no role in its management.  When an investor buys units in an MLP, he or she becomes a limited partner.  MLPs are formed in several ways. A non-traded partnership may decide to go public.  Several non-traded partnerships may "roll up" into a single MLP.  A corporation may spin off a group of assets or part of its business into an MLP of which it is the general partner, either to realize what it believes to be the assets' full value or as an alternative to issuing debt.  A corporation may fully convert to an MLP, although since 1986 the tax consequences have made this an unappealing; or, a newly formed company may operate as an MLP from its inception.

There are different types of risks to investing in MLPs, including regulatory risks and interest rate risks.  Currently most partnerships enjoy pass through taxation of their income to partners, which avoids double taxation of earnings. If the government were to change MLP business tax structure, unitholders would not be able to enjoy the relatively high yields in the sector for long.  In addition, MLPs that charge government-regulated fees for transportation of oil and gas products through their pipelines are subject to unfavorable changes in government-approved rates and fees, which would affect an MLP's revenue stream negatively.  MLPs also carry some interest rate risks.  During increases in interest rates, MLPs may not produce decent returns to shareholders.

Derivatives

The Fund may invest in derivatives in order to hedge against market movements while liquidating certain positions and buying other securities or as substitutes for securities.  The information below contains general additional information about derivatives.

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Futures Contracts.  A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are incurred when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.

Unlike when a Fund purchases or sells a security, no price would be paid or received by the Fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain the Fund's open positions in futures contracts, the Fund would be required to deposit with its custodian or futures broker in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, or other liquid securities, known as "initial margin." The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

If the price of an open futures contract changes (by increase in underlying instrument or index in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund.

These subsequent payments, called "variation margin," to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." The Fund expects to earn interest income on any margin deposits.

Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical underlying instrument or index and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

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For example, one contract in the Financial Times Stock Exchange 100 Index future is a contract to buy 25 pounds sterling multiplied by the level of the UK Financial Times 100 Share Index on a given future date. Settlement of a stock index futures contract may or may not be in the underlying instrument or index. If not in the underlying instrument or index, then settlement will be made in cash, equivalent over time to the difference between the contract price and the actual price of the underlying asset at the time the stock index futures contract expires.

Options on Futures Contracts. The Fund may purchase and sell options on the same types of futures in which it may invest. Options on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

Regulation as a Commodity Pool Operator. The Managed Futures Strategy Fund, the Commodities Strategy Fund and the Subsidiaries are “commodity pools” under the U.S. Commodity Exchange Act (“CEA”), and the Advisor is registered as a “commodity pool operator” with the Commodity Futures Trading Commission (“CFTC”) and is a member of the National Futures Association (“NFA”).  As a registered commodity pool operator with respect to the Managed Futures Strategy Fund, the Commodities Strategy Fund and the Subsidiaries, the Advisor must comply with various regulatory requirements under the CEA, and the rules and regulations of the CFTC and the NFA, including investor protection requirements, antifraud prohibitions, disclosure requirements, and reporting and recordkeeping requirements. The Advisor is also subject to periodic inspections and audits by the CFTC and NFA.

Options On Securities. The Fund may purchase and write (i.e., sell) put and call options. Such options may relate to particular securities or stock indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation. Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

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A call option for a particular security gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

Stock index options are put options and call options on various stock indices. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market value of the stocks included in the index. For example, some stock index options are based on a broad market index, such as the Standard & Poor's 500® Index or the Value Line Composite Index or a narrower market index, such as the Standard & Poor's 100®. Indices may also be based on an industry or market segment, such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are currently traded on the Chicago Board Options Exchange, the New York Stock Exchange, the American Stock Exchange, the Pacific Stock Exchange and the Philadelphia Stock Exchange.

The Fund's obligation to sell an instrument subject to a call option written by it, or to purchase an instrument subject to a put option written by it, may be terminated prior to the expiration date of the option by the Fund's execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. The cost of such a liquidation purchase plus transactions costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer unable to effect a closing purchase transaction will not be able to sell the underlying instrument or liquidate the assets held in a segregated account, as described below, until the option expires or the optioned instrument is delivered upon exercise. In such circumstances, the writer will be subject to the risk of market decline or appreciation in the instrument during such period.

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If an option purchased by the Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If the Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option or a loss if it is less. If an option written by the Fund expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold). If an option written by the Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

Certain Risks Regarding Options. There are several risks associated with transactions in options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an exchange, may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading value; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Successful use by the Fund of options on stock indices will be subject to the ability of the Adviser to correctly predict movements in the directions of the stock market. This requires different skills and techniques than predicting changes in the prices of individual securities. In addition, the Fund's ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline, through transactions in put options on stock indices, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by the Fund.  Inasmuch as the Fund's securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, the Fund bears the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the stock indices. It is also possible that there may be a negative correlation between the index and the Fund's securities that would result in a loss on both such securities and the options on stock indices acquired by the Fund.

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The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.  The purchase of stock index options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based.

There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If the Fund is unable to close out a call option on securities that it has written before the option is exercised, the Fund may be required to purchase the optioned securities in order to satisfy its obligation under the option to deliver such securities. If the Fund was unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

Cover for Options Positions. Transactions using options (other than options that a Fund has purchased) expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (i) an offsetting ("covered") position in securities or other options or (ii) cash or liquid securities with a value sufficient at all times to cover its potential obligations not covered as provided in (i) above. The Fund will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities in a segregated account with the Custodian in the prescribed amount. Under current SEC guidelines, the Fund will segregate assets to cover transactions in which the Fund writes or sells options.

Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding option is open unless they are replaced with similar assets. As a result, the commitment of a large portion of the Fund's assets to cover or segregated accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

Dealer Options. The Fund may engage in transactions involving dealer options as well as exchange-traded options. Certain additional risks are specific to dealer options. While the Fund might look to a clearing corporation to exercise exchange-traded options, if the Fund were to purchase a dealer option it would need to rely on the dealer from which it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

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Exchange-traded options generally have a continuous liquid market while dealer options may not. Consequently, the Fund may generally be able to realize the value of a dealer option it has purchased only by exercising or reselling the option to the dealer who issued it. Similarly, when the Fund writes a dealer option, the Fund may generally be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to whom the Fund originally wrote the option. While the Fund will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless the Fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, the Fund may be unable to liquidate a dealer option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, because the Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets that it has segregated to secure the position while it is obligated under the option. This requirement may impair the Fund's ability to sell portfolio securities at a time when such sale might be advantageous.

The Staff of the SEC has taken the position that purchased dealer options are illiquid securities.  The Fund may treat the cover used for written dealer options as liquid if the dealer agrees that the Fund may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option. Accordingly, the Fund will treat dealer options as subject to the Fund's limitation on illiquid securities. If the SEC changes its position on the liquidity of dealer options, a Fund will change its treatment of such instruments accordingly.

Spread Transactions. The Fund may purchase covered spread options from securities dealers. These covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives the Fund the right to put securities that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to the Fund, in addition to the risks of dealer options described above, is the cost of the premium paid as well as any transaction costs. The purchase of spread options will be used to protect the Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. This protection is provided only during the life of the spread options.

Swap Agreements.  The Fund may enter into interest rate, index and currency exchange rate swap agreements in an attempt to obtain a particular desired return at a lower cost to the Fund than if it had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations the parties to a swap agreement have agreed to exchange. The Fund's obligations (or rights) under a swap agreement will generally be equal only to the amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, U.S. government securities, or other liquid securities, to avoid leveraging of the Fund's portfolio.

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Whether the Fund's use of swap agreements enhance the Fund's total return will depend on the Adviser's ability correctly to predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund's Adviser will cause the Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Fund's repurchase agreement guidelines. The swap market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations of the CFTC. To qualify for this exemption, a swap agreement must be entered into by "eligible participants," which include the following, provided the participants' total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employees benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

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Certain Investment Techniques and Derivatives Risks. When the Fund uses investment techniques such as margin, leverage and short sales, and forms of financial derivatives, such as options and futures, an investment in the Fund may be more volatile than investments in other mutual funds. Although the intention is to use such investment techniques and derivatives to minimize risk to the Fund, there is the possibility that improper implementation of such techniques and derivative strategies or unusual market conditions could result in significant losses to the Fund.  Derivatives are used to limit risk in the Fund or to enhance investment return and have a return tied to a formula based upon an interest rate, index, price of a security, or other measurement. Derivatives involve special risks, including: (1) the risk that interest rates, securities prices and currency markets will not move in the direction that a portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund's initial investment in that instrument (in some cases, the potential loss in unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, or that penalties could be incurred for positions held less then the required minimum holding period, which could leave the Fund worse off than if it had not entered into the position; and (7) the inability to close out certain hedged positions to avoid adverse tax consequences. In addition, the use of derivatives for non-hedging purposes (that is, to seek to increase total return) is considered a speculative practice and may present an even greater risk of loss than when used for hedging purposes.

Fixed Income/Debt/Bond Securities

Yields on fixed income securities, which the Fund defines to include preferred stock, are dependent on a variety of factors, including the general conditions of the money market and other fixed income securities markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. An investment in the Fund will be subjected to risk even if all fixed income securities in the Fund's portfolio are paid in full at maturity. All fixed income securities, including U.S. Government securities, can change in value when there is a change in interest rates or the issuer's actual or perceived creditworthiness or ability to meet its obligations.

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There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates. In other words, an increase in interest rates produces a decrease in market value. The longer the remaining maturity (and duration) of a security, the greater will be the effect of interest rate changes on the market value of that security. Changes in the ability of an issuer to make payments of interest and principal and in the markets' perception of an issuer's creditworthiness will also affect the market value of the debt securities of that issuer. Obligations of issuers of fixed income securities (including municipal securities) are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Reform Act of 1978. In addition, the obligations of municipal issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. Changes in the ability of an issuer to make payments of interest and principal and in the market's perception of an issuer's creditworthiness will also affect the market value of the debt securities of that issuer. The possibility exists, therefore, that, the ability of any issuer to pay, when due, the principal of and interest on its debt securities may become impaired.

The corporate debt securities in which the Fund may invest include corporate bonds and notes and short-term investments such as commercial paper and variable rate demand notes. Commercial paper (short-term promissory notes) is issued by companies to finance their or their affiliate's current obligations and is frequently unsecured. Variable and floating rate demand notes are unsecured obligations redeemable upon not more than 30 days' notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to a direct arrangement with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days' notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a 7-day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid security.

The Fund may invest in debt securities, including non-investment grade debt securities.  The following describes some of the risks associated with fixed income debt securities:

Interest Rate Risk. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes although they usually offer higher yields to compensate investors for the greater risks. The longer the maturity of the security, the greater the impact a change in interest rates could have on the security's price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates and long-term securities tend to react to changes in long-term interest rates.

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Credit Risk. Fixed income securities of issuers with lower credit quality have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of those issuers to make principal or interest payments, as compared to issuers of more highly rated securities of issuers with higher credit quality.

Extension Risk. The Fund is subject to the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund (such as mortgage-backed securities) later than expected. This may happen when there is a rise in interest rates. These events may lengthen the duration (i.e. interest rate sensitivity) and potentially reduce the value of these securities.

Prepayment Risk. Certain types of debt securities, such as mortgage-backed securities, have yield and maturity characteristics corresponding to underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity when the entire principal amount comes due, payments on certain mortgage-backed securities may include both interest and a partial payment of principal. Besides the scheduled repayment of principal, payments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans.

Securities subject to prepayment are less effective than other types of securities as a means of "locking in" attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the Fund.

At times, some of the mortgage-backed securities in which the Fund may invest will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause losses in securities purchased at a premium, as unscheduled prepayments, which are made at par, will cause the Fund to experience a loss equal to any unamortized premium.

Certificates of Deposit and Bankers' Acceptances

The Fund may invest in certificates of deposit and bankers' acceptances, which are considered to be short-term money market instruments.

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Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Commercial Paper

The Fund may purchase commercial paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations.  It may secured by letters of credit, a surety bond or other forms of collateral.  Commercial paper is usually repaid at maturity by the issuer from the proceeds of the issuance of new commercial paper.  As a result, investment in commercial paper is subject to the risk the issuer cannot issue enough new commercial paper to satisfy its outstanding commercial paper, also known as rollover risk.  Commercial paper may become illiquid or may suffer from reduced liquidity in certain circumstances.  Like all fixed income securities, commercial paper prices are susceptible to fluctuations in interest rates.  If interest rates rise, commercial paper prices will decline.  The short-term nature of a commercial paper investment makes it less susceptible to interest rate risk than many other fixed income securities because interest rate risk typically increases as maturity lengths increase.  Commercial paper tends to yield smaller returns than longer-term corporate debt because securities with shorter maturities typically have lower effective yields than those with longer maturities.  As with all fixed income securities, there is a chance that the issuer will default on its commercial paper obligation.

Time Deposits and Variable Rate Notes

The Fund may invest in fixed time deposits, whether or not subject to withdrawal penalties.

The commercial paper obligations, which the Fund may buy are unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., a "Master Note") permit the Fund to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between the Fund as Lender, and the issuer, as borrower. It permits daily changes in the amounts borrowed. The Fund has the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between the Fund and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. Except as specifically provided in the Prospectus, there is no limitation on the type of issuer from whom these notes may be purchased; however, in connection with such purchase and on an ongoing basis, the Fund's Adviser will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. Variable rate notes are subject to the Fund's investment restriction on illiquid securities unless such notes can be put back to the issuer on demand within seven days.

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Insured Bank Obligations

The Fund may invest in insured bank obligations. The Federal Deposit Insurance Corporation ("FDIC") insures the deposits of federally insured banks and savings and loan associations (collectively referred to as "banks") up to $250,000. The Fund may purchase bank obligations that are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $250,000 per bank; if the principal amount and accrued interest together exceed $250,000, the excess principal and accrued interest will not be insured.  Insured bank obligations may have limited marketability.

High Yield Securities

The Fund may invest in high yield securities.  High yield, high risk bonds are securities that are generally rated below investment grade by the primary rating agencies (BB+ or lower by S&P and Ba1 or lower by Moody's). Other terms used to describe such securities include "lower rated bonds," "non-investment grade bonds," "below investment grade bonds," and "junk bonds." These securities are considered to be high-risk investments. The risks include the following:

Greater Risk of Loss.  These securities are regarded as predominately speculative. There is a greater risk that issuers of lower rated securities will default than issuers of higher rated securities. Issuers of lower rated securities generally are less creditworthy and may be highly indebted, financially distressed, or bankrupt. These issuers are more vulnerable to real or perceived economic changes, political changes or adverse industry developments. In addition, high yield securities are frequently subordinated to the prior payment of senior indebtedness. If an issuer fails to pay principal or interest, the Fund would experience a decrease in income and a decline in the market value of its investments.

Sensitivity to Interest Rate and Economic Changes.  The income and market value of lower-rated securities may fluctuate more than higher rated securities. Although non-investment grade securities tend to be less sensitive to interest rate changes than investment grade securities, non-investment grade securities are more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the investments in lower-rated securities may be volatile. The default rate for high yield bonds tends to be cyclical, with defaults rising in periods of economic downturn.

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Valuation Difficulties.  It is often more difficult to value lower rated securities than higher rated securities. If an issuer's financial condition deteriorates, accurate financial and business information may be limited or unavailable. In addition, the lower rated investments may be thinly traded and there may be no established secondary market. Because of the lack of market pricing and current information for investments in lower rated securities, valuation of such investments is much more dependent on judgment than is the case with higher rated securities.

Liquidity.  There may be no established secondary or public market for investments in lower rated securities. Such securities are frequently traded in markets that may be relatively less liquid than the market for higher rated securities. In addition, relatively few institutional purchasers may hold a major portion of an issue of lower-rated securities at times. As a result, the Fund may be required to sell investments at substantial losses or retain them indefinitely when an issuer's financial condition is deteriorating.

Credit Quality.  Credit quality of non-investment grade securities can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security.

New Legislation.  Future legislation may have a possible negative impact on the market for high yield, high risk bonds. As an example, in the late 1980's, legislation required federally-insured savings and loan associations to divest their investments in high yield, high risk bonds. New legislation, if enacted, could have a material negative effect on the Fund's investments in lower rated securities.
High yield, high risk investments may include the following:

Straight fixed-income debt securities. These include bonds and other debt obligations that bear a fixed or variable rate of interest payable at regular intervals and have a fixed or resettable maturity date. The particular terms of such securities vary and may include features such as call provisions and sinking funds.

Zero-coupon debt securities. These bear no interest obligation but are issued at a discount from their value at maturity. When held to maturity, their entire return equals the difference between their issue price and their maturity value.

Zero-fixed-coupon debt securities. These are zero-coupon debt securities that convert on a specified date to interest-bearing debt securities.

Pay-in-kind bonds. These are bonds which allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds.  These are bonds are typically sold without registration under the Securities Act of 1933, as amended ("1933 Act"), usually to a relatively small number of institutional investors.

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Convertible Securities. These are bonds or preferred stock that may be converted to common stock.

Preferred Stock. These are stocks that generally pay a dividend at a specified rate and have preference over common stock in the payment of dividends and in liquidation.

Loan Participations and Assignments. These are participations in, or assignments of all or a portion of loans to corporations or to governments, including governments of less developed countries ("LDCs").

Securities issued in connection with Reorganizations and Corporate Restructurings. In connection with reorganizing or restructuring of an issuer, an issuer may issue common stock or other securities to holders of its debt securities.  The Fund may hold such common stock and other securities even if it does not invest in such securities.

Municipal Government Obligations

In general, municipal obligations are debt obligations issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies and instrumentalities.  Municipal obligations generally include debt obligations issued to obtain funds for various public purposes.  Certain types of municipal obligations are issued in whole or in part to obtain funding for privately operated facilities or projects.  Municipal obligations include general obligation bonds, revenue bonds, industrial development bonds, notes and municipal lease obligations.  Municipal obligations also include additional obligations, the interest on which is exempt from federal income tax, that may become available in the future as long as the Board of the Fund determines that an investment in any such type of obligation is consistent with the Fund's investment objectives.  Municipal obligations may be fully or partially backed by local government, the credit of a private issuer, current or anticipated revenues from a specific project or specific assets or domestic or foreign entities providing credit support such as letters of credit, guarantees or insurance.

Bonds and Notes.  General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of interest and principal.  Revenue bonds are payable only from the revenues derived from a project or facility or from the proceeds of a specified revenue source.  Industrial development bonds are generally revenue bonds secured by payments from and the credit of private users.  Municipal notes are issued to meet the short-term funding requirements of state, regional and local governments.  Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax and revenue anticipation notes, construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes and similar instruments.

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Municipal Lease Obligations.  Municipal lease obligations may take the form of a lease, an installment purchase or a conditional sales contract.  They are issued by state and local governments and authorities to acquire land, equipment and facilities, such as vehicles, telecommunications and computer equipment and other capital assets.  The Fund may invest in Investment Companies that purchase these lease obligations directly, or it may purchase participation interests in such lease obligations.  States have different requirements for issuing municipal debt and issuing municipal leases.  Municipal leases are generally subject to greater risks than general obligation or revenue bonds because they usually contain a "non-appropriation" clause, which provides that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year.  Such non-appropriation clauses are required to avoid the municipal lease obligations from being treated as debt for state debt restriction purposes.  Accordingly, such obligations are subject to "non-appropriation" risk.  Municipal leases may be secured by the underlying capital asset and it may be difficult to dispose of any such asset in the event of non-appropriation or other default.

United States Government Obligations

These consist of various types of marketable securities issued by the United States Treasury, i.e., bills, notes and bonds. Such securities are direct obligations of the United States government and differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government security, have a maturity of up to one year and are issued on a discount basis. The Fund may also invest in Treasury Inflation-Protected Securities ("TIPS").  TIPS are special types of treasury bonds that were created in order to offer bond investors protection from inflation.  The values of the TIPS are automatically adjusted to the inflation rate as measured by the Consumer Price Index ("CPI").  If the CPI goes up by half a percent, the value of the bond (the TIPS) would also go up by half a percent.  If the CPI falls, the value of the bond does not fall because the government guarantees that the original investment will stay the same. TIPS decline in value when real interest rates rise.  However, in certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, TIPS may experience greater losses than other fixed income securities with similar duration.

United States Government Agency

These consist of debt securities issued by agencies and instrumentalities of the United States government, including the various types of instruments currently outstanding or which may be offered in the future. Agencies include, among others, the Federal Housing Administration, Government National Mortgage Association ("GNMA"), Farmer's Home Administration, Export-Import Bank of the United States, Maritime Administration, and General Services Administration. Instrumentalities include, for example, each of the Federal Home Loan Banks, the National Bank for Cooperatives, the Federal Home Loan Mortgage Corporation ("FHLMC"), the Farm Credit Banks, the Federal National Mortgage Association ("FNMA"), and the United States Postal Service. These securities are either: (i) backed by the full faith and credit of the United States government (e.g., United States Treasury Bills); (ii) guaranteed by the United States Treasury (e.g., GNMA mortgage-backed securities); (iii) supported by the issuing agency's or instrumentality's right to borrow from the United States Treasury (e.g., FNMA Discount Notes); or (iv) supported only by the issuing agency's or instrumentality's own credit (e.g., Tennessee Valley Association).  On September 7, 2008, the U.S. Treasury Department and the Federal Housing Finance Authority (the "FHFA") announced that FNMA and FHLMC had been placed into conservatorship, a statutory process designed to stabilize a troubled institution with the objective of returning the entity to normal business operations.  The U.S. Treasury Department and the FHFA at the same time established a secured lending facility and a Secured Stock Purchase Agreement with both FNMA and FHLMC to ensure that each entity had the ability to fulfill its financial obligations.  The FHFA announced that it does not anticipate any disruption in pattern of payments or ongoing business operations of FNMA and FHLMC.

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Government-related guarantors (i.e. not backed by the full faith and credit of the United States Government) include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-though securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government.

FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PC's"), which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such nongovernmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers.

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Mortgage Pass-Through Securities

Interests in pools of mortgage pass-through securities differ from other forms of debt securities (which normally provide periodic payments of interest in fixed amounts and the payment of principal in a lump sum at maturity or on specified call dates). Instead, mortgage pass-through securities provide monthly payments consisting of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on the underlying residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Unscheduled payments of principal may be made if the underlying mortgage loans are repaid or refinanced or the underlying properties are foreclosed, thereby shortening the securities' weighted average life. Some mortgage pass-through securities (such as securities guaranteed by GNMA) are described as "modified pass-through securities." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, on the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

The principal governmental guarantor of mortgage pass-through securities is GNMA. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Treasury, the timely payment of principal and interest on securities issued by lending institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgage loans. These mortgage loans are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A "pool" or group of such mortgage loans is assembled and after being approved by GNMA, is offered to investors through securities dealers.

Government-related guarantors of mortgage pass-through securities (i.e., not backed by the full faith and credit of the U.S. Treasury) include FNMA and FHLMC.  FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved sellers/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Mortgage pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Treasury.

FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a U.S. government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs"), which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Treasury.

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Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage pass-through securities. The Fund does not purchase interests in pools created by such non-governmental issuers.

Resets. The interest rates paid on the Adjustable Rate Mortgage Securities ("ARMs") in which the Fund may invest generally are readjusted or reset at intervals of one year or less to an increment over some predetermined interest rate index. There are two main categories of indices: those based on U.S. Treasury securities and those derived from a calculated measure, such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the National Median Cost of Funds, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others tend to lag changes in market rate levels and tend to be somewhat less volatile.

Caps and Floors. The underlying mortgages which collateralize the ARMs in which the Fund invests will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down: (1) per reset or adjustment interval, and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower's monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization. The value of mortgage securities in which the Fund invests may be affected if market interest rates rise or fall faster and farther than the allowable caps or floors on the underlying residential mortgage loans. Additionally, even though the interest rates on the underlying residential mortgages are adjustable, amortization and prepayments may occur, thereby causing the effective maturities of the mortgage securities in which the Fund invests to be shorter than the maturities stated in the underlying mortgages.

Foreign Securities

The Fund may invest in securities of foreign issuers and ETFs and other investment companies that hold a portfolio of foreign securities.  Investing in securities of foreign companies and countries involves certain considerations and risks that are not typically associated with investing in U.S. government securities and securities of domestic companies.  There may be less publicly available information about a foreign issuer than a domestic one, and foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies.  There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than exists in the United States.  Interest and dividends paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on such investments as compared to dividends and interest paid to the Fund by domestic companies or the U.S. government.  There may be the possibility of expropriations, seizure or nationalization of foreign deposits, confiscatory taxation, political, economic or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries.  Finally, the establishment of exchange controls or other foreign governmental laws or restrictions could adversely affect the payment of obligations.

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To the extent the Fund's currency exchange transactions do not fully protect the Fund against adverse changes in currency exchange rates, decreases in the value of currencies of the foreign countries in which the Fund will invest relative to the U.S. dollar will result in a corresponding decrease in the U.S. dollar value of the Fund's assets denominated in those currencies (and possibly a corresponding increase in the amount of securities required to be liquidated to meet distribution requirements).  Conversely, increases in the value of currencies of the foreign countries in which the Fund invests relative to the U.S. dollar will result in a corresponding increase in the U.S. dollar value of the Fund's assets (and possibly a corresponding decrease in the amount of securities to be liquidated).

Emerging Markets Securities.  The Fund may purchase securities of emerging market issuers and ETFs and other closed end funds that invest in emerging market securities.  Investing in emerging market securities imposes risks different from, or greater than, risks of investing in foreign developed countries.  These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund.  Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging markets securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

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Illiquid and Restricted Securities

The Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities include securities subject to contractual or legal restrictions on resale (e.g., because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act")) and securities that are otherwise not readily marketable (e.g., because trading in the security is suspended or because market makers do not exist or will not entertain bids or offers). Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Foreign securities that are freely tradable in their principal markets are not considered to be illiquid.

Restricted and other illiquid securities may be subject to the potential for delays on resale and uncertainty in valuation. The Fund might be unable to dispose of illiquid securities promptly or at reasonable prices and might thereby experience difficulty in satisfying redemption requests from shareholders. The Investment Company might have to register restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market exists for certain securities that are not registered under the Securities Act, including foreign securities. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. Rule 144A under the Securities Act allows such a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resale of certain securities to qualified institutional buyers. Rule 144A has produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the consequent existence of the PORTAL system, which is an automated system for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers sponsored by the Financial Industry Regulatory Authority, Inc.

Under guidelines adopted by the Trust's Board, the Adviser of the Fund may determine that particular Rule 144A securities, and commercial paper issued in reliance on the private placement exemption from registration afforded by Section 4(2) of the Securities Act, are liquid even though they are not registered. A determination of whether such a security is liquid or not is a question of fact. In making this determination, the Adviser will consider, as it deems appropriate under the circumstances and among other factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) dealer undertakings to make a market in the security; (5) the nature of the security (e.g., debt or equity, date of maturity, terms of dividend or interest payments, and other material terms) and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer); and (6) the rating of the security and the financial condition and prospects of the issuer. In the case of commercial paper, the Adviser will also determine that the paper (1) is not traded flat or in default as to principal and interest, and (2) is rated in one of the two highest rating categories by at least two National Statistical Rating Organization ("NRSRO") or, if only one NRSRO rates the security, by that NRSRO, or, if the security is unrated, the Adviser determines that it is of equivalent quality.

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Rule 144A securities and Section 4(2) commercial paper that have been deemed liquid as described above will continue to be monitored by the Fund's Adviser to determine if the security is no longer liquid as the result of changed conditions. Investing in Rule 144A securities or Section 4(2) commercial paper could have the effect of increasing the amount of the Fund's assets invested in illiquid securities if institutional buyers are unwilling to purchase such securities.

Repurchase Agreements

The Fund may enter into repurchase agreements. In a repurchase agreement, an investor (such as the Fund) purchases a security (known as the "underlying security") from a securities dealer or bank. Any such dealer or bank must be deemed creditworthy by the Adviser. At that time, the bank or securities dealer agrees to repurchase the underlying security at a mutually agreed upon price on a designated future date. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at an agreed upon rate due to the Fund on repurchase. In either case, the income to the Fund generally will be unrelated to the interest rate on the underlying securities. Repurchase agreements must be "fully collateralized," in that the market value of the underlying securities (including accrued interest) must at all times be equal to or greater than the repurchase price. Therefore, a repurchase agreement can be considered a loan collateralized by the underlying securities.

Repurchase agreements are generally for a short period of time, often less than a week, and will generally be used by the Fund to invest excess cash or as part of a temporary defensive strategy. Repurchase agreements that do not provide for payment within seven days will be treated as illiquid securities. In the event of a bankruptcy or other default by the seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses. These losses could result from: (a) possible decline in the value of the underlying security while the Fund is seeking to enforce its rights under the repurchase agreement; (b) possible reduced levels of income or lack of access to income during this period; and (c) expenses of enforcing its rights.

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When-Issued, Forward Commitments and Delayed Settlements

The Fund may purchase and sell securities on a when-issued, forward commitment or delayed settlement basis. In this event, the Custodian (as defined under the section entitled "Custodian") will segregate liquid assets equal to the amount of the commitment in a separate account. Normally, the Custodian will set aside portfolio securities to satisfy a purchase commitment. In such a case, the Fund may be required subsequently to segregate additional assets in order to assure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.

The Fund does not intend to engage in these transactions for speculative purposes but only in furtherance of its investment objectives. Because the Fund will segregate liquid assets to satisfy its purchase commitments in the manner described, the Fund's liquidity and the ability of the Fund's Adviser to manage them may be affected in the event the Fund's forward commitments, commitments to purchase when-issued securities and delayed settlements ever exceeded 15% of the value of its net assets.

The Fund will purchase securities on a when-issued, forward commitment or delayed settlement basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a taxable capital gain or loss. When the Fund engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

The market value of the securities underlying a when-issued purchase, forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of the Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until it has paid for and delivered on the settlement date.

Lending Portfolio Securities

For the purpose of achieving income, the Fund may lend its portfolio securities, provided (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or cash equivalents (cash, U.S. Government securities, negotiable certificates of deposit, bankers' acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned, (2) the Fund may at any time call the loan and obtain the return of securities loaned, (3) the Fund will receive any interest or dividends received on the loaned securities, and (4) the aggregate value of the securities loaned will not at any time exceed one-third of the total assets of the Fund.

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Short Sales

The Fund may sell securities short. A short sale is a transaction in which the Fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline.

When the Fund makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. The Fund is required to make a margin deposit in connection with such short sales; the Fund may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time the Fund covers its short position, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent the Fund sells securities short, it will provide collateral to the broker-dealer and (except in the case of short sales "against the box") will maintain additional asset coverage in the form of cash, U.S. government securities or other liquid securities with its custodian in a segregated account in an amount at least equal to the difference between the current market value of the securities sold short and any amounts required to be deposited as collateral with the selling broker (not including the proceeds of the short sale).  A short sale is "against the box" to the extent the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short.

Wholly-Owned Subsidiaries

Each Fund (except the Long/Short Equity Fund) may invest up to 25% of its total assets in a wholly-owned and controlled Cayman Islands subsidiary (the "Subsidiary"), which is expected to invest through underlying commodity pools, swap contracts, structured notes, commodity and financial futures and option contracts, as well as fixed income securities and other investments intended to serve as margin or collateral for the Subsidiary's derivatives positions.  As a result, the Fund may be considered to be investing indirectly in these investments through the Subsidiary.  For that reason, and for the sake of convenience, references in this Statement of Additional Information to the Fund may also include the Subsidiary.

Each Subsidiary will not be registered under the 1940 Act but, will be subject to certain of the investor protections of that Act, as noted in this Statement of Additional Information. The Fund, as the sole shareholder of the relevant Subsidiary, will not have all of the protections offered to investors in registered investment companies. However, since the Fund wholly owns and controls the Subsidiary, and the Fund and Subsidiary are both managed by the Adviser, it is unlikely that the Subsidiary will take action contrary to the interests of the Fund or its shareholders.  The Fund's Board has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund's role as the sole shareholder of the Subsidiary. Also, in managing the Subsidiary's portfolio, the Adviser will be subject to the same investment restrictions and operational guidelines that apply to the management of the Fund, including any collateral or segregation requirements in connection with various investment strategies.

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Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as described in this Statement of Additional Information and could negatively affect the Fund and its shareholders.  For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary.  If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.

INVESTMENT RESTRICTIONS

The Funds have adopted the following investment restrictions that may not be changed without approval by a "majority of the outstanding shares" of the Funds which, as used in this SAI, means the vote of the lesser of (a) 67% or more of the shares of the Fund represented at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Fund.

1.  Borrowing Money.  Each Fund will not borrow money, except: (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made.

2.  Senior Securities.  The Funds will not issue senior securities.  This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by a Fund, provided that the Fund's engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

3.  Underwriting.  The Funds will not act as underwriter of securities issued by other persons.  This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), a Fund may be deemed an underwriter under certain federal securities laws.

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4.  Real Estate.  The Funds will not purchase or sell real estate.  This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate.  This limitation does not preclude a Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

5.  Commodities.  The Funds will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments.  This limitation does not preclude a Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

6.  Loans.  The Funds will not make loans to other persons, except:  (a) by loaning portfolio securities; (b) by engaging in repurchase agreements; or (c) by purchasing nonpublicly offered debt securities.  For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

7.  Concentration.  Each Fund will not invest 25% or more of its total assets in a particular industry or group of industries.  This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

THE FOLLOWING ARE ADDITIONAL INVESTMENT LIMITATIONS OF THE FUNDS. THE FOLLOWING RESTRICTIONS ARE DESIGNATED AS NON-FUNDAMENTAL AND MAY BE CHANGED BY THE BOARD OF TRUSTEES OF THE TRUST WITHOUT THE APPROVAL OF SHAREHOLDERS.

1.  Pledging.  The Funds will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any Fund assets except as may be necessary in connection with borrowings described in limitation (1) above.  Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.  Each Fund will not pledge more than one-third of its assets at any one time.

2.  Margin Purchases.  The Funds will not purchase securities or evidences of interest thereon on "margin."  This limitation is not applicable to short-term credit obtained by a Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts and other permitted investment techniques.

3.  Illiquid Investments.  The Funds will not hold 15% or more of their respective net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

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4.  80% Investment Policy.  The Long/Short Equity Fund has adopted a policy to invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in long or short positions in "equity" investments, as defined in its then-current Prospectus, under normal market conditions.  Shareholders will be provided with at least 60 days prior notice of any change in the Fund's 80% policy.  The notice will be provided in a separate written document containing the following, or similar, statement, in boldface type: "Important Notice Regarding Change in Investment Policy."  The statement will also appear on the envelope in which the notice is delivered, unless the notice is delivered separately from other communications to the shareholder.

If a restriction on a Fund's investments is adhered to at the time an investment is made, a subsequent change in the percentage of Fund assets invested in certain securities or other instruments, or change in average duration of the Fund's investment portfolio, resulting from changes in the value of the Fund's total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings, if any, shall be maintained in the manner contemplated by applicable law.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Funds are required to include a schedule of portfolio holdings in their annual and semi-annual reports to shareholders, which are sent to shareholders within 60 days of the end of the second and fourth fiscal quarters and which are filed with the SEC on Form N-CSR within 70 days of the end of the second and fourth fiscal quarters.  The Funds also are required to file a schedule of portfolio holdings with the SEC on Form N-Q within 60 days of the end of the first and third fiscal quarters.  The Funds must provide a copy of their complete schedule of portfolio holdings as filed with the SEC to any shareholder of the Funds, upon request, free of charge.  This policy is applied uniformly to all shareholders of the Funds without regard to the type of requesting shareholder (i.e., regardless of whether the shareholder is an individual or institutional investor).  The Funds have an ongoing arrangement to release portfolio holdings to Morningstar in order for Morningstar to assign a rating or ranking to the Funds.  Portfolio holdings will be supplied to Morningstar no more frequently than quarterly and only after the Funds have filed a Form N-CSR or Form N-Q with the SEC.

Pursuant to policies and procedures adopted by the Board of Trustees, the Funds have ongoing arrangements to release portfolio holdings information on a daily basis to the Adviser, Sub-Advisers, the Administrator and the Custodian and on an as needed basis to other third parties providing services to the Funds.  The Adviser, Sub-Advisers, the Administrator and Custodian receive portfolio holdings information daily in order to carry out the essential operations of the Funds.  The Funds disclose portfolio holdings to their auditors, legal counsel, proxy voting services (if applicable), pricing services, printers, parties to merger and reorganization agreements and their agents, and prospective or newly hired investment advisers or sub-advisers as needed to provide services to the Funds.  The lag between the date of the information and the date on which the information is disclosed to these third parties will vary based on the identity of the party to whom the information is disclosed.  For instance, the information may be provided to auditors within days of the end of an annual period, while the information may be given to legal counsel at any time.

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The Funds, the Adviser, the Sub-Advisers, the Administrator and the Custodian are prohibited from entering into any special or ad hoc arrangements with any persons to make available information about the Funds’ portfolio holdings without the specific approval of the Board.  Any party wishing to release portfolio holdings information on an ad hoc or  special basis must submit any proposed arrangement to the Board, which will review such arrangement to determine whether it is (i) in the best interests of Fund shareholders, (ii) whether the information will be kept confidential (based on the factors discussed below) (iii) whether sufficient protections are in place to guard against personal trading based on the information and (iv) whether the disclosure presents a conflict of interest between the interests of Fund shareholders and those of the Adviser, Sub-Advisers, or any affiliated person of the Funds or the Adviser or Sub-Advisers.  Additionally, the Adviser and Sub-Advisers, and any affiliated persons of the Adviser or Sub-Advisers, are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Funds, as a result of disclosing the Funds’ portfolio holdings.

Information disclosed to third parties, whether on an ongoing or ad hoc basis, is disclosed under conditions of confidentiality.  "Conditions of confidentiality" include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship), (iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships) or (iv) understandings or expectations between the parties that the information will be kept confidential.  The agreements with the Funds’ Adviser, Sub-Advisers, Administrator and Custodian contain confidentiality clauses, which the Board and these parties have determined extend to the disclosure of nonpublic information about the Funds’ portfolio holding and the duty not to trade on the non-public information.

MANAGEMENT

The business of the Trust is managed under the direction of the Board in accordance with the Agreement and Declaration of Trust and the Trust's By-laws, which have been filed with the SEC and are available upon request. The Board consists of 6 individuals, 4 of whom are not "interested persons" (as defined under the 1940 Act) of the Trust and the Adviser ("Independent Trustees"). Pursuant to the governing documents of the Trust, the Board shall elect officers including a President, a Secretary, a Treasurer, a Principal Executive Officer and a Principal Accounting Officer. The Board retains the power to conduct, operate and carry on the business of the Trust and has the power to incur and pay any expenses, which, in the opinion of the Board, are necessary or incidental to carry out any of the Trust's purposes. The Trustees, officers, employees and agents of the Trust, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties.  Following is a list of the Trustees and executive officers of the Trust and their principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is c/o LoCorr Fund Management, LLC, 261 School Avenue, 4th Floor, Excelsior, MN 55331.

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Board Leadership Structure

The Trust is led by Kevin M. Kinzie, who has served as the Chairman of the Board and President since the Trust was organized in 2011.  Mr. Kinzie is an "interested person" as defined in the 1940 Act by virtue of his indirect controlling interest in and his status as an officer of LoCorr Fund Management, LLC (the Trust’s investment adviser).  The Board of Trustees is comprised of Mr. Kinzie and five other Trustees, four of whom are not an interested person ("Independent Trustees").  The Independent Trustees have not selected a Lead Independent Trustee.  Additionally, under certain 1940 Act governance guidelines that apply to the Trust, the Independent Trustees will meet in executive session, at least quarterly.  Under the Trust's Declaration of Trust, By-Laws and governance guidelines, the Chairman of the Board is generally responsible for (a) chairing board meetings, (b) setting the agendas for these meetings and (c) providing information to board members in advance of each board meeting and between board meetings.  The Trust does not have a Nominating Committee, but the Audit Committee performs the duties of a nominating committee when and if necessary.  The Audit Committee will not consider nominees recommended by shareholders, except as required under the 1940 Act and rules thereunder.  Generally, the Trust believes it best to have a single leader who is seen by shareholders, business partners and other stakeholders as providing strong leadership.  The Trust believes that its Chairman/President together with the Audit Committee (with an independent chairman), and, as an entity, the full Board of Trustees, provide effective leadership that is in the best interests of the Trust, its Funds and each shareholder because of the Board's collective business acumen and strong understanding of the regulatory framework under which investment companies must operate.

Board Risk Oversight

The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from Jon. C Essen, the Trust’s Chief Compliance Officer.  Mr. Essen is also the Trust’s Treasurer and Secretary and a Trustee.  The Chief Compliance Officer reports at quarterly Board meetings and on an ad hoc basis, when and if necessary.  The Audit Committee, which has an independent chairman, considers financial and reporting the risk within its area of responsibilities.  Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

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Trustee Qualifications

Generally, the Trust believes that each Trustee is competent to serve because of their individual overall merits including (i) experience, (ii) qualifications, (iii) attributes and (iv) skills.

Mr. Kevin M. Kinzie has more than 20 years of experience in the financial services field, including experience as President and Chief Executive Officer of a FINRA-registered broker/dealer, President and Chief Executive Officer of a financial services marketing firm and as founder of a loan sourcing network serving a group of bank lenders.  Mr. Kinzie also holds a Bachelor of Science degree in business and marketing from the University of Colorado.  Mr. Kinzie’s background in financial services management and his leadership skills as a financial executive bring practical knowledge to Board discussions regarding the operations of the Funds and the Trust.

Mr. Jon C. Essen has more than 20 years of experience in the financial services field, including experience as Senior Vice President and Chief Operating Officer of a FINRA-registered broker/dealer, Chief Operating Officer of a commercial finance enterprise, Chief Financial Officer of an investment adviser and Treasurer of two mutual fund complexes.  Mr. Essen holds a Bachelor of Science degree in business administration from Mankato State University and holds the Certified Public Accountant (inactive) designation.  Mr. Essen's background in investment management and accounting, his leadership skills as a chief financial officer, and his experience with other mutual funds bring context and insight to Board discussions and decision-making regarding the Trust's operations and dialogue with the Fund's auditors.

Mr. James W. Morton has more than 30 years of experience in the financial services field, including experience as President and Chairman of the Board of an FDIC-insured community bank.  Mr. Morton's background in loan, investment, financial and risk management and his leadership skills as a President and Chairman contribute to the Board's oversight responsibilities regarding the Adviser and other service providers, as well as general discussions regarding Trust operations, growth and risk management.

Mr. Ronald A. Tschetter has more than 30 years of experience in the financial services field, including experience as President a FINRA-registered broker/dealer and has several years of experience in financial matters based on his service to non-profit organizations.  Mr. Tschetter holds a Bachelor’s degree in psychology and social studies from Bethel University.  Additionally, Tschetter served as the Director of the U.S. Peace Corps.

Mr. Mark A. Thompson has more than 30 years of experience in investment management, including co-founding Riverbridge Partners, LLC ("Riverbridge"), an investment management firm.  At Riverbridge, Mr. Thompson chairs the Executive Committee, which is responsible for the strategic decision making and overall management of the firm. Mr. Thompson also serves as Chief Investment Officer of Riverbridge, and he is responsible for coordinating the efforts of the firm’s investment team and overall portfolio compliance. Mr. Thompson holds a Bachelor’s degree in finance from the University Of Minnesota Carlson School Of Management and is a member of the CFA Institute and the CFA Society of Minnesota.

Table of Contents - Statement of Additional Information

The Trust does not believe any one factor is determinative in assessing a Trustee’s qualifications, but that the collective experience of each Trustee makes the Board highly effective.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past 5 Years
Ronald A. Tschetter Year of Birth: 1941	Trustee/January 2011 to present	Mr. Tschetter is presently retired from his principal occupations; Director of the U.S. Peace Corps, September 2006 to January 2009.	3	None
James W. Morton Year of Birth: 1939	Trustee/January 2011 to present	Chairman of the Board, Fidelity Bank (community bank), 2008 to present, President 1978 to 2008.	3	None
Mark Thompson Year of Birth: 1959	Trustee/December 2011 to present	Chairman and Chief Manager, Riverbridge Partners, LLC (investment management), 1987 to present.	3	None
* The term of office for each Trustee listed above will continue indefinitely.
** The term "Fund Complex" refers to the LoCorr Investment Trust.

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Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office**	Principal Occupation During the Past 5 Years	Number of Portfolios in Fund Complex *** Overseen by Trustee	Other Directorships held by Trustee During the Past 5 Years
Jon C. Essen* Year of Birth: 1963	Treasurer, Secretary, Chief Compliance Officer/ January 2011 to present; Trustee/November, 2010 to present	Chief Operating Officer and Chief Compliance Officer of LoCorr Fund Management, LLC, November 2010 to present; Senior Vice President, Chief Operating Officer and Registered Representative of Octavus Group, LLC (broker/dealer), April 2008 to present; Chief Operating Officer of Hennessey Financial, LLC (commercial finance), May 2002 to April 2008.	3	None
Kevin M. Kinzie* Year of Birth: 1956	President, Trustee/ January 2011 to present	Chief Executive Officer of LoCorr Fund Management, LLC, November 2010 to present; President and Chief Executive Officer of Octavus Group, LLC (broker/dealer), March 2002 to present.	3	None
* Mr. Essen is an interested Trustee because he is an officer of the Fund's Adviser, * Mr. Kinzie is an interested Trustee because he is an officer and indirect controlling interest holder of the Fund's Adviser.
** The term of office for each Trustee and Officer listed above will continue indefinitely.
*** The term "Fund Complex" refers to the LoCorr Investment Trust.

Board Committees

Audit Committee. The Board has an Audit Committee that consists of all the Trustees who are not "interested persons" of the Trust within the meaning of the 1940 Act. The Audit Committee's responsibilities include: (i) recommending to the Board the selection, retention or termination of the Trust's independent auditors; (ii) reviewing with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discussing with the independent auditors certain matters relating to the Trust's financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) reviewing on a periodic basis a formal written statement from the independent auditors with respect to their independence, discussing with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Trust's independent auditors and recommending that the Board take appropriate action in response thereto to satisfy itself of the auditor's independence; and (v) considering the comments of the independent auditors and management's responses thereto with respect to the quality and adequacy of the Trust's accounting and financial reporting policies and practices and internal controls.  The Audit Committee operates pursuant to an Audit Committee Charter.  During the Trust’s most recent fiscal year, the Audit Committee met once.

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Compensation

Each Trustee who is not affiliated with the Trust or Adviser will receive an annual fee of $20,000, as well as reimbursement for any reasonable expenses incurred attending the meetings. The "interested persons" who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Trust.

The table below details the amount of compensation the Trustees received from the Trust for the fiscal year ended December 31, 2012.  The Trust does not have a bonus, profit sharing, pension or retirement plan.

Name of Trustee	Aggregate Compensation From Managed Futures Strategy Fund	Aggregate Compensation From Commodities Strategy Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust and Fund Complex* Paid to Directors
Jon C. Essen	$0	$0	$0	$0	$0
Kevin M. Kinzie	$0	$0	$0	$0	$0
Michael T. Ayres**	$15,328	$1,172	$0	$0	$16,500
Ronald A. Tschetter	$15,328	$1,172	$0	$0	$16,500
Mark Thompson	$15,328	$1,172	$0	$0	$16,500
James W. Morton	$15,328	$1,172	$0	$0	$16,500
_______________
*The term "Fund Complex" refers to the LoCorr Investment Trust, which currently consists of three Funds**Mr. Ayres resigned on April 10, 2013, and no longer serves as a Trustee.

Trustee Ownership

The following table indicates the dollar range of equity securities that each Trustee beneficially owned in the Fund as of December 31, 2012.
Name of Trustee	Dollar Range of Equity Securities in the Managed Futures Strategy Fund	Dollar Range of Equity Securities in the Commodities Strategy Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Jon C. Essen	$10,000 - $50,000	$10,000 - $50,000	$10,000 - $50,000
Kevin M. Kinzie	$50,001 - $100,000	$10,001 - $50,000	Over $100,000
Ronald A. Tschetter	Over $100,000	none	Over $100,000
Mark Thompson	none	none	none
James W. Morton	none	none	none

Table of Contents - Statement of Additional Information

The following table indicates the value of securities in the parent company of the Adviser held by any independent trustee and his immediate family members beneficially owned as of December 31, 2012.

Name of Trustee	Name of Owners and Relationships to Trustee	Company	Title of Class	Value of Securities (12-31-12)	Percent of Class
James W. Morton	Joe Morton, son	Octavus Group, LLC	Common Units (non- voting)	$800,000	100%

As of December 31, 2012, the Trustees and officers, as a group, owned less than 1% of the outstanding shares of the Managed Futures Strategy Fund, less than 1%% of the outstanding shares of the Commodities Strategy Fund.  As of December 31, 2012, the Long/Short Equity Fund had not commenced operations, therefore no Trustee held any shares of that Fund.

CONTROL PERSONS AND PRINCIPAL HOLDERS

A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledged the existence of control.  Kevin M. Kinzie may be deemed to control the Fund indirectly because of his controlling interest in the parent company of the Adviser.  Shareholders with a controlling interest could affect the outcome of voting or the direction of management of the Funds.  A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of a Fund.  As of March 18, 2013, the following shareholders were considered to be either a control person or principal shareholder of the Funds.

Managed Futures Strategy Fund – Class A

Name and Address	% Ownership	Parent Company	State of Jurisdiction	Type of Ownership
AMERICAN ENTERPRISE INVESTMENT SVCS PO BOX 9446 MINNEAPOLIS, MN 55440-9446	61.70%	American Enterprise Investment Services Inc.	MN	Record

Table of Contents - Statement of Additional Information

Managed Futures Strategy Fund – Class C

Name and Address	% Ownership	Parent Company	State of Jurisdiction	Type of Ownership
AMERICAN ENTERPRISE INVESTMENT SVCS PO BOX 9446 MINNEAPOLIS, MN 55440-9446	18.40%	N/A	N/A	Record
STIFEL NICOLAUS & CO INC. EDITH HULSEN REV TRUST 501 NORTH BROADWAY ST LOUIS MO 63102-2188	15.99%	N/A	N/A	Record
ROBERT W. BAIRD & CO. INC. 777 EAST WISCONSIN AVENUE MILWAUKEE, WI 53202-5391	13.18%	N/A	N/A	Record
CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO, CA 94105-1905	11.04%	N/A	N/A	Beneficial
BB&T SECURITIES LLC 8006 DISCOVERY DR RICHMOND, VA 23229-8600	5.61%	N/A	N/A	Record

Managed Futures Strategy Fund – Class I

Name and Address	% Ownership	Parent Company	State of Jurisdiction	Type of Ownership
BB&T SECURITIES LLC 8006 DISCOVERY DR RICHMOND, VA 23229-8600	11.77%	N/A	N/A	Record
NFS LLC FEBO NFS/FMTC IRA FBO DAVID R. BERMAN 920 WEATHERLY HILL BLVD. KNOXVILLE, TN 37934-1667	11.74%	N/A	N/A	Beneficial
CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO, CA 94105-1905	11.60%	N/A	N/A	Beneficial
ROBERT W. BAIRD & CO. INC. 777 EAST WISCONSIN AVENUE MILWAUKEE, WI 53202-5391	8.98%	N/A	N/A	Record
FIRST CLEARING 2801 MARKET ST. SAINT LOUIS, MO 63103-2523	5.05%	N/A	N/A	Beneficial

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Long/Short Commodities Strategy Fund – Class A
Name and Address	% Ownership	Parent Company	State of Jurisdiction	Type of Ownership
NFS LLC FEBO NFS/FMTC IRA FBO JOHN GRUBER 905 WILLIAMS GREAT BEND, KS 67530	35.58%	Fidelity Global Brokerage Group, Inc	DE	Record
CHARLES SCHWAB & CO INC 211 MAIN ST SAN FRANCISCO, CA 94105-1905	25.12%	The Charles Schwab Corporation	DE	Record
ROBERT W. BAIRD & CO. INC. 777 EAST WISCONSIN AVENUE MILWAUKEE, WI 53202-5391	8.98%	N/A	N/A	Record
PERSHING LLC P.O. BOX 2052 JERSEY CITY, NJ 07303	6.29%	N/A	N/A	Record
STIFEL NICOLAUS & CO INC. KENNETH M. WOLMA 501 NORTH BROADWAY ST LOUIS MO 63102-2188	5.22%	N/A	N/A	Record

Long/Short Commodities Strategy Fund – Class C

Name and Address	% Ownership	Parent Company	State of Jurisdiction	Type of Ownership
ROBERT W. BAIRD & CO. INC. 777 EAST WISCONSIN AVENUE MILWAUKEE, WI 53202-5391	26.88%	Robert W. Baird & Co. Incorporated	WI	Record
CHARLES SCHWAB & CO INC 211 MAIN ST SAN FRANCISCO, CA 94105-1905	26.62%	The Charles Schwab Corporation	DE	Record
FIRST CLEARING LLC 2801 MARKET STREET SAINT LOUIS, MO 63103-2523	14.52%	N/A	N/A	Beneficial
STIFEL NICOLAUS & CO., INC. JOSEPH T. MORTON 501 NORTH BROADWAY ST. LOUIS, MO 63102-2188	9.24%	N/A	N/A	Beneficial

Table of Contents - Statement of Additional Information

Long/Short Commodities Strategy Fund – Class I

Name and Address	% Ownership	Parent Company	State of Jurisdiction	Type of Ownership
ROBERT W. BAIRD & CO. INC. 777 EAST WISCONSIN AVENUE MILWAUKEE, WI 53202-5391	26.88%	Robert W. Baird & Co. Incorporated	WI	Record
BB&T SECURITIES LLC 8006 DISCOVERY DR RICHMOND, VA 23229-8600	13.26%	N/A	N/A	Record
STIFEL NICOLAUS & CO INC. EDITH HULSEN REV TRUST 501 NORTH BROADWAY ST LOUIS MO 63102-2188	2.58%	N/A	N/A	Record

INVESTMENT ADVISER AND SUB-ADVISERS

Investment Adviser

LoCorr Fund Management, LLC, 261 School Avenue, 4th Floor, Excelsior, MN 55331, serves as investment adviser to the Funds.  The Adviser was established in 2010 for the purpose of advising the Funds within the Trust and has no other clients.  Kevin M. Kinzie is deemed to indirectly control the Adviser by virtue of his ownership of more than 25% of the Adviser's parent company's membership interests.  Jon C. Essen is an affiliated person of the Trust because he is a Trustee and officer.  Mr. Essen is also an affiliated person of the Adviser because he is an officer of the Adviser.  Kevin M. Kinzie is an affiliated person of the Trust because he is a Trustee and officer and because he indirectly controls the Funds through his control of the Adviser, which in turn controls the Funds.  Mr. Kinzie is also an affiliated person of the Adviser because he is an officer of the Adviser and indirectly controls the Adviser.  Subject to the supervision and direction of the Trustees, the Adviser manages the Funds’ securities and investments in accordance with the Funds’ stated investment objectives and policies, makes investment decisions and places orders to purchase and sell securities on behalf of the Funds.  The fee paid to the Adviser is governed by an investment management agreement ("Management Agreement") between the Trust, on behalf of the Funds and the Adviser.

Under the Management Agreement, the Adviser, under the supervision of the Board, agrees to invest the assets of the Funds, including through sub-advisers, in accordance with applicable law and the investment objective, policies and restrictions set forth in the Funds’ current Prospectus and Statement of Additional Information, and subject to such further limitations as the Trust may from time to time impose by written notice to the Adviser.  The Adviser shall act as the investment adviser to the Funds and, as such shall (i) obtain and evaluate such information relating to the economy, industries, business, securities markets and securities as it may deem necessary or useful in discharging its responsibilities here under, (ii) formulate a continuing program for the investment of the assets of the Funds in a manner consistent with its investment objective, policies and restrictions, and (iii) determine from time to time securities to be purchased, sold, retained or lent by the Funds, and implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected; provided, that the Adviser will place orders pursuant to its investment determinations either directly with the issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best price and execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and to brokers who provide the Adviser with research, analysis, advice and similar services and pay such brokers in return a higher commission or spread than may be charged by other brokers. The Adviser also provides the Funds with all necessary office facilities and personnel for servicing the Funds’ investments, compensates all officers, Trustees and employees of the Trust who are officers, directors or employees of the Adviser, and all personnel of the Funds or the Adviser performing services relating to research, statistical and investment activities. The Management Agreement was approved by the Board of the Trust, including by a majority of the Independent Trustees.

Table of Contents - Statement of Additional Information

Pursuant to the Management Agreement, the Adviser receives a fee in accordance with the Incremental Advisory Fee schedule below based on each of the Managed Futures Strategy Fund and the Commodities Strategy Fund’s average daily net assets and an annual rate of 2.45% of the Long/Short Equity Fund’s average daily net assets, computed daily and payable monthly. The Adviser has agreed contractually to waive its management fee and to reimburse expenses, exclusive of any Rule 12b-1 distribution and/or servicing fees, taxes, interest, short selling expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization, indirect expenses, swap fees and expense, expenses of other investment companies in which the Fund may invest, or extraordinary expenses such as litigation and inclusive of organizational costs incurred prior to the commencement of operations, at least until April 30, 2014, such that net annual fund operating expenses of the Funds do not exceed 1.95% of the daily average net assets attributable to the Managed Futures Strategy Fund and the Commodities Strategy Fund, and 2.90% of the Long/Short Equity Fund. Waiver/reimbursement is subject to possible recoupment from a Fund in future years on a rolling three-year basis (within three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. No reimbursement amount will be paid to the Adviser in any fiscal quarter unless the Trust's Board of Trustees has determined in advance that a reimbursement is in the best interest of a Fund and its shareholders. Fee waiver and reimbursement arrangements can decrease the Funds’ expenses and increase their performance.

Net Assets per Fund for each of the Managed Futures Strategy Fund and the Commodities Strategy Fund	Incremental Advisory Fee
$0 – 1 billion	1.50%
$1 – 1.5 billion	1.40%
$1.5 – 2.0 billion	1.30%
$2.0 – $2.5 billion	1.20%
$2.5 – 3.0 billion	1.10%
Over $3.0 billion	1.00%

Expenses not expressly assumed by the Adviser under the Management Agreement are paid by the Funds.  Under the terms of the Management Agreement, Fund is responsible for the payment of the following expenses among others: (a) the fees payable to the Adviser, (b) the fees and expenses of Trustees who are not affiliated persons of the Adviser (c) the fees and certain expenses of the Custodian and Transfer and Dividend Disbursing Agent (as defined under the section entitled "Transfer Agent"), including the cost of maintaining certain required records of the Fund and of pricing the Fund's shares, (d) the charges and expenses of legal counsel and independent accountants for the Fund, (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (f) all taxes and corporate fees payable by the Fund to governmental agencies, (g) the fees of any trade association of which the Fund may be a member, (h) the cost of share certificates representing shares of the Fund, (i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the SEC, qualifying its shares under state securities laws, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes, (k) all expenses of shareholders and Trustees' meetings (including travel expenses of Trustees and officers of the Fund who are directors, officers or employees of the Adviser) and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders and (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Funds’ business.

Table of Contents - Statement of Additional Information

The Management Agreement will continue in effect with respect to each Fund for two (2) years initially and thereafter shall continue from year to year provided such continuance is approved at least annually by (a) a vote of the majority of the Independent Trustees, cast in person at a meeting specifically called for the purpose of voting on such approval and by (b) the majority vote of either all of the Trustees or the vote of a majority of the outstanding shares of the Fund. The Management Agreement may be terminated without penalty on 60 days' written notice by a vote of a majority of the Trustees or by the Adviser, or by holders of a majority of that Trust's outstanding shares. The Management Agreement shall terminate automatically in the event of its assignment.

For the fiscal years ended December 31, the Managed Futures Strategy Fund paid the following management fees to the Adviser:

Managed Futures Strategy Fund

	Management Fees
	Accrued	Waived	Recouped	Total Paid
2012	$4,658,182	$0	$173,141	$ 4,831,323
2011	$ 916,887	$173,141	$0	$743,746

For the fiscal year ended December 31, the Commodities Strategy Fund paid the following management fees to the Adviser:

Commodities Strategy Fund
	Management Fees
	Accrued	Waived	Recouped	Total Paid
2012	$80,503	$210,108	$0	$(129,605)*
* Negative amount indicates a waiver in excess of the advisory fees.

Table of Contents - Statement of Additional Information

The Long/Short Equity Fund commenced operations on May 1, 2013.  Accordingly as of December 31, 2012 the Long/Short Equity Fund did not pay any management fees.

Investment Sub-Advisers

The Adviser has engaged Nuveen Asset Management, LLC, located at 333 West Wacker Drive, Chicago, IL 60606, to serve as Sub-Adviser to the Managed Futures Strategy Fund.  Nuveen Asset Management, LLC ("Nuveen Asset Management") is a wholly-owned subsidiary of Nuveen Fund Advisors, Inc. ("NFA"), which is a wholly-owned subsidiary of Nuveen Investments, Inc. ("Nuveen Investments"). On November 13, 2007, Nuveen Investments was acquired by investors led by Madison Dearborn Partners, LLC, which is a private equity investment firm based in Chicago, Illinois. The investor group led by Madison Dearborn Partners, LLC includes affiliates of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"). Merrill Lynch has since been acquired by Bank of America Corporation.  Nuveen Asset Management has adopted policies and procedures that address arrangements involving Nuveen Asset Management and Bank of America Corporation (including Merrill Lynch) that may give rise to certain conflicts of interest. Nuveen Asset Management had approximately $119.6 billion of assets under management as of December 31, 2012.  Nuveen Asset Management is responsible for selecting fixed income investments and assuring that such investments are made according to the Managed Futures Strategy Fund's investment objective, policies and restrictions.

The Adviser has engaged Galliard Capital Management, Inc., located at 800 LaSalle Avenue, Suite 1100, Minneapolis, MN 55402, to serve as Sub-Adviser to the Commodities Strategy Fund. Galliard Capital Management is an independently operated subsidiary of Wells Fargo Bank, N.A. (NYSE:WFC).  As of December 31, 2012, Galliard Capital Management had approximately $85.3 billion of assets under management.  Galliard Capital Management is responsible for selecting fixed income investments and assuring that such investments are made according to the Commodities Strategy Fund's investment objective, policies and restrictions.

The Adviser has engaged Millennium Asset Managment, L.L.C. located at 22287 Mulholland Hwy #417, Calabasas, CA 91302, to serve as Sub-Adviser to the Long/Short Equity Fund. As of December 31, 2012, Millennium Asset Management L.L.C. had approximately $95 billion of assets under management.  Millennium Asset Management L.L.C. is responsible for selecting the Long/Short Equity Fund’s investments and assuring that such investments are made according to the Long/Short Equity Fund's investment objective, policies and restrictions.

Each Sub-Advisory Agreement provides that the Sub-Adviser will formulate and implement a continuous investment program for the respective Fund, in accordance with that Fund's objective, policies and limitations and any investment guidelines established by the Adviser. The Sub-Adviser will, subject to the supervision and control of the Adviser, determine in its discretion which issuers and securities will be purchased, held, sold or exchanged by the Fund, and will place orders with and give instruction to brokers and dealers to cause the execution of such transactions. The Sub-Adviser is required to furnish, at its own expense, all investment facilities necessary to perform its obligations under the Sub-Advisory Agreement.  The Adviser, not the Funds, will pay each Sub-Adviser, on a monthly basis, an annual sub-advisory fee on the fixed income portion of the respective Fund's average daily net assets.

Table of Contents - Statement of Additional Information

The Sub-Advisory Agreements continue in effect for two (2) years initially and then from year to year, provided they are approved at least annually by a vote of the majority of the Trustees, who are not parties to the agreements or interested persons of any such party, cast in person at a meeting specifically called for the purpose of voting on such approval. The Sub-Advisory Agreements may be terminated without penalty at any time by the Adviser or the Sub-Adviser on 60 days' written notice, and will automatically terminate in the event of an "assignment" (as that term is defined in the 1940 Act).

Codes of Ethics

The Trust, the Adviser, the Sub-Advisers and the Distributor have adopted respective codes of ethics under Rule 17j-1 under the 1940 Act that govern the personal securities transactions of their board members, officers and employees who may have access to current trading information of the Trust.  Under these codes of ethics, the Trustees are permitted to invest in securities that may also be purchased by the Funds.

In addition, the Trust has adopted a separate code of ethics that applies only to the Trust's executive officers to ensure that these officers promote professional conduct in the practice of corporate governance and management. The purpose behind these guidelines is to promote i) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; ii) full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the SEC and in other public communications made by the Funds; iii) compliance with applicable governmental laws, rules and regulations; iv) the prompt internal reporting of violations of this Code to an appropriate person or persons identified in the Code; and v) accountability for adherence to the Code.

Proxy Voting Policies

The Board has adopted Proxy Voting Policies and Procedures ("Policies") on behalf of the Trust, which delegate the responsibility for voting proxies of securities held by the Funds to the Adviser or its designee, subject to the Board's continuing oversight. The Policies require that the Adviser or its designee vote proxies received in a manner consistent with the best interests of the Funds and its shareholders.  The Policies also require the Adviser or its designee to present to the Board, at least annually, the Adviser's Proxy Policies and a record of each proxy voted by the Adviser or its designee on behalf of the Funds, including a report on the resolution of all proxies identified by the Adviser as involving a conflict of interest.  A copy of the Adviser's and each Sub-Adviser's Proxy Voting Policies are attached hereto as Appendix A.

More information.  Information regarding how the Funds voted proxies relating to portfolio securities held by the Funds during the most recent 12-month period ending June 30 will be available (1) without charge, upon request, by calling the Fund at 1-855-523-8637; and (2) on the SEC’s website at http://www.sec.gov.  In addition, a copy of the Funds’ proxy voting policies and procedures are also available by calling 1-855-523-8637 and will be sent within 3 business days of receipt of a request.

Table of Contents - Statement of Additional Information

DISTRIBUTION OF SHARES

Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, WI  53202, is the principal underwriter/distributor (the "Distributor") for the shares of the Funds pursuant to a written agreement with the Trust (the "Underwriting Agreement"). The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state's securities laws and is a member of FINRA. The offering of the Funds’ shares is continuous. The Underwriting Agreement provides that the Distributor, as agent in connection with the distribution of Fund shares, will use its best efforts to distribute the Funds’ shares.  The Distributor is wholly-owned and controlled by US Bancorp.

The Underwriting Agreement provides that, unless sooner terminated, it will continue in effect for 2 years initially and thereafter shall continue from year to year, subject to annual approval by (a) the Board or a vote of a majority of the outstanding shares, and (b) by a majority of the Trustees who are not interested persons of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval.

The Underwriting Agreement may be terminated by the Funds at any time, without the payment of any penalty, by vote of a majority of the entire Board of the Trust or by vote of a majority of the outstanding shares of the Funds on 60 days' written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days' written notice to the Funds. The Underwriting Agreement will automatically terminate in the event of its assignment.

The Distributor may enter into selling agreements with broker-dealers that solicit orders for the sale of shares of the Funds and may allow concessions to dealers that sell shares of the Funds.  The Distributor receives the portion of the sales charge on all direct initial investments in the Funds and on all investments in accounts with no designated dealer of record.  The Distributor retains the contingent deferred sales charge on redemptions of shares of the Funds that are subject to a contingent deferred sales charge and passes the contingent deferred sales charge to the Adviser.

Table of Contents - Statement of Additional Information

Rule 12b-1 Plan

The Trust has adopted a Distribution Plan and Agreement pursuant to Rule 12b-1 under the 1940 Act (the "Plan") pursuant to which the Funds are authorized to pay the Distributor, as compensation for Distributor's account maintenance services under this Plan, a distribution and shareholder servicing fee at the rate of up to 0.25% for Class A shares and up to 1.00% for Class C shares of each Fund's average daily net assets attributable to the relevant class. Class I shares do not participate in the Plan.  Such fees are to be paid by the Funds monthly, or at such other intervals as the Board shall determine. Such fees shall be based upon the Funds’ average daily net assets during the preceding month, and shall be calculated and accrued daily. The Funds may pay fees to the Distributor at a lesser rate, as agreed upon by the Board of Trustees of the Trust and the Distributor. The Rule 12b-1 Plan authorizes payments to the Distributor as compensation for providing account maintenance services to Funds shareholders, including arranging for certain securities dealers or brokers, administrators and others ("Recipients") to provide these services and paying compensation for these services. The Funds will bear their own costs of distribution with respect to their shares. The Distributor or other entities also receive the proceeds and contingent deferred sales charges imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plan.

The services to be provided by Recipients may include, but are not limited to, the following: assistance in the offering and sale of Fund shares and in other aspects of the marketing of the shares to clients or prospective clients of the respective recipients; answering routine inquiries concerning the Funds; assisting in the establishment and maintenance of accounts or sub-accounts in the Funds and in processing purchase and redemption transactions; making the Funds' investment plan and shareholder services available; and providing such other information and services to investors in shares of the Funds as the Distributor or the Trust, on behalf of the Funds, may reasonably request. The distribution services shall also include any advertising and marketing services provided by or arranged by the Distributor with respect to the Funds.

The Distributor is required to provide a written report, at least quarterly to the Board of Trustees of the Trust, specifying in reasonable detail the amounts expended pursuant to the Rule 12b-1 Plan and the purposes for which such expenditures were made. Further, the Distributor will inform the Board of any Rule 12b-1 fees to be paid by the Distributor to Recipients.

The Rule 12b-1 Plan may not be amended to increase materially the amount of the Distributor's compensation to be paid by the Funds, unless such amendment is approved by the vote of a majority of the outstanding voting securities of the affected class of a Fund (as defined in the 1940 Act). All material amendments must be approved by a majority of the Board of Trustees of the Trust and a majority of the Rule 12b-1 Trustees by votes cast in person at a meeting called for the purpose of voting on a Rule 12b-1 Plan. During the term of the Rule 12b-1 Plan, the selection and nomination of non-interested Trustees of the Trust will be committed to the discretion of current non-interested Trustees. The Distributor will preserve copies of the Rule 12b-1 Plan, any related agreements, and all reports, for a period of not less than six years from the date of such document and for at least the first two years in an easily accessible place.

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Any agreement related to the Rule 12b-1 Plan will be in writing and provide that: (a) it may be terminated by the Trust or the applicable Fund at any time upon sixty days' written notice, without the payment of any penalty, by vote of a majority of the respective Rule 12b-1 Trustees, or by vote of a majority of the outstanding voting securities of the Trust or the Funds; (b) it will automatically terminate in the event of its assignment (as defined in the 1940 Act); and (c) it will continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually by a majority of the Board and a majority of the Rule 12b-1 Trustees by votes cast in person at a meeting called for the purpose of voting on such agreement.

The following table reflects the principal types of activities for which Rule 12b-1 payments are made, including the dollar amount paid by each Fund during the fiscal period ended December 31, 2012.  The Long/Short Equity Fund commenced operations on May 1, 2013, and, therefore, did not make any payments for services provided pursuant to the Plan.

	Advertising/ Marketing	Printing/ Postage	Payment to Distributor	Payment to Dealers	Compensation to Sales Personnel	Other	Total
Managed Futures Strategy Fund	0	0	0	$331,534	$466,363	0	$797,897
Commodities Strategy Fund	0	0	0	$2,314	$3,928	$0	$6,242

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PORTFOLIO MANAGERS

The following table lists the number and types of accounts managed by the Portfolio Managers in addition to those of the Funds and assets under management in those accounts as of December 31, 2012:

Total Other Accounts Managed

Adviser Portfolio Manager	Registered Investment Company Accounts	Assets Managed	Pooled Investment Vehicle Accounts	Assets Managed	Other Accounts	Assets Managed
Jon C. Essen	2	$470.6 million	0	$0	0	$0

Portion of Total Other Accounts Managed Subject to Performance Fees

Adviser Portfolio Manager	Registered Investment Company Accounts	Assets Managed	Pooled Investment Vehicle Accounts	Assets Managed	Other Accounts	Assets Managed
Jon C. Essen	0	$0	0	$0	0	$0

Total Other Accounts Managed

Sub-Adviser Portfolio Manager	Registered Investment Company Accounts	Assets Managed	Pooled Investment Vehicle Accounts	Assets Managed	Other Accounts	Assets Managed
Managed Futures Strategy Fund
Chris J. Neuharth	3	$2,178,000,000	0	$0	10	$949,000,000
Commodities Strategy Fund
Andrea Johnson	1	$35,133,688	3	$13,579,590,400	87	$9,517,050,919
Long/Short Equity Fund
Robert Maltbie, Jr.	0	$0	1	$1,750,000	24	$9,825,000
Gregory P. Garner	0	$0	1	$1,750,000	24	$9,825,000

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Portion of Total Other Accounts Managed Subject to Performance Fees

Sub- Adviser Portfolio Manager	Registered Investment Company Accounts	Assets Managed	Pooled Investment Vehicle Accounts	Assets Managed	Other Accounts	Assets Managed
Managed Futures Strategy Fund
Chris J. Neuharth	0	$0	0	$0	0	$0
Commodities Strategy Fund
Andrea Johnson	0	$0	0	$0	0	$0
Long/Short Equity Fund
Robert Maltbie, Jr.	0	$0	1	$1,750,000	0	$0
Gregory P. Garner	0	$0	1	$1,750,000	0	$0

Conflicts of Interest.

As indicated in the table above, the portfolio managers may manage numerous accounts for multiple clients.  These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions).  The portfolio managers make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio.

When the portfolio managers have responsibility for managing more than one account, potential conflicts of interest may arise.  Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. For instance, the Adviser or Sub-Advisers may receive fees from certain accounts that are higher than the fee received from the Fund, or any of them may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Funds.  The Adviser and Sub-Advisers have adopted policies and procedures designed to address these potential material conflicts.  For instance, the Adviser and Sub-Advisers utilize a system for allocating investment opportunities among portfolios that is designed to provide a fair and equitable allocation.

As compensation, the Adviser portfolio manager receives a salary and discretionary bonus.  The Sub-Adviser portfolio managers receive a salary and a discretionary bonus.

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Ownership.

As of December 31, 2012, the portfolio managers owned securities of the Managed Futures Strategy Fund and/or the Commodities Strategy Fund in the following amounts:

	Dollar Range of Equity Securities in the Managed Futures Strategy Fund	Dollar Range of Equity Securities in the Commodities Strategy Fund
Jon C. Essen	$10,000 - $50,000	$10,000 - $50,000
Chris J. Neuharth	None	None
Andrea Johnson	None	None

The Long/Short Equity Fund commenced operations on May 1, 2013, and accordingly, no portfolio manager owned shares of the Fund as of December 31, 2012.

ORGANIZATION AND MANAGEMENT OF WHOLLY-OWNED  SUBSIDIARIES

The Subsidiary of the Managed Futures Strategy Fund is LCMFS Fund, Limited.  The Subsidiary of the Commodities Strategy Fund is LCLSCS Fund, Limited.  Each Subsidiary is a company organized under the laws of the Cayman Islands, whose registered office is located at the offices of LCMFS Fund, Limited, and LCLSCS Fund, Limited, each c/o Maples Corporate Services, Limited, PO Box 309, Ugland House, South Church Street, George Town, Grand Cayman KY1-1104, Cayman Islands.  The Subsidiaries’ affairs are overseen by a board of directors composed of the three Independent Trustees from the Board of Trustees of the Trust.

Each Subsidiary has entered into separate contracts with the Adviser for the management of the Subsidiary's portfolio.  Each Subsidiary has also entered into arrangements with U.S. Bank, N.A. to serve as the Subsidiaries’ custodian.  The Subsidiaries have adopted compliance policies and procedures that are substantially similar to the policies and procedures adopted by the Funds.  The Funds’ Chief Compliance Officer oversees implementation of the Subsidiaries’ policies and procedures, and makes periodic reports to the Funds’ Board regarding the Subsidiaries’ compliance with its policies and procedures.

The Funds pay the Adviser a fee for its services. The adviser has contractually agreed to waive the management fee it receives from the each Fund’s Subsidiary, so long as the Subsidiary is wholly-owned by the Fund.  This undertaking will continue in effect for so long as the Funds invests in the Subsidiaries, and may not be terminated by the Adviser unless the Adviser first obtains the prior approval of the Funds’ Board of Trustees for such termination.  Each Subsidiary will bear the fees and expenses incurred in connection with the custody services that it receives.  Each Fund expects that the expenses borne by the respective Subsidiary will not be material in relation to the value of the Fund's assets. It is also anticipated that the Funds’ own expenses will be reduced to some extent as a result of the payment of such expenses at the Subsidiary level. It is therefore expected that the Funds’ investment in the Subsidiaries will not result in the Funds’ paying duplicative fees for similar services provided to the Funds and Subsidiaries.

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Please refer to the section in this Statement of Additional Information titled "Tax Status – Wholly-Owned Subsidiaries" for information about certain tax aspects of the Funds’ investment in the Subsidiaries.

ALLOCATION OF PORTFOLIO BROKERAGE

Specific decisions to purchase or sell securities for the Funds are made by the portfolio managers, who are employees of the Adviser or Sub-Advisers.  The Adviser and Sub-Advisers are authorized by the Trustees to allocate the orders placed on behalf of the Funds to brokers or dealers who may, but need not, provide research or statistical material or other services to the Funds or the Adviser or Sub-Advisers for the Funds’ use. Such allocation is to be in such amounts and proportions as the Adviser or Sub-Advisers may determine.

In selecting a broker or dealer to execute each particular transaction, the Adviser and Sub-Advisers will take into consideration execution capability and available liquidity; timing and size of particular orders; commission rates; responsiveness; trading experience; reputation, and integrity and fairness in resolving disputes. "Best execution" means the best overall qualitative execution, not necessarily the lowest possible commission cost. The Adviser and Sub-Advisers will obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will periodically evaluate the overall reasonableness of brokerage commissions paid on client transactions by reference to such data. The Adviser and Sub-Advisers periodically review the past performance of the exchange members, brokers or dealers with whom they have been placing orders to execute Fund transactions in light of the factors discussed above.

Brokers or dealers executing a portfolio transaction on behalf of the Funds may receive a commission in excess of the amount of commission another broker or dealer would have charged for executing the transaction if the Adviser or Sub-Advisers determines in good faith that such commission is reasonable in relation to the value of brokerage, research and other services provided to the Funds.  In allocating portfolio brokerage, the Adviser or Sub-Advisers may select brokers or dealers who also provide brokerage, research and other services to other accounts over which the Adviser or Sub-Advisers exercise investment discretion. Some of the services received as the result of Fund transactions may primarily benefit accounts other than the Funds, while services received as the result of portfolio transactions effected on behalf of those other accounts may primarily benefit the Funds.

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The following tables set forth the brokerage commissions that were paid by the Funds during the fiscal years ended December 31, 2011 and 2012:

Aggregate Brokerage Commissions Paid During Fiscal Years Ended December 31,
	2012	2011
Managed Futures Strategy Fund	$0	$88

Commodities Strategy Fund	$0	N/A

As of December 31, 2012, the Managed Futures Strategy Fund owned the following securities issued by any of the ten broker-dealers with whom the Fund transacted the most business during the fiscal year ended December 31, 2012:

Broker Dealer	Dollar Value
Goldman Sachs & Co.	$3,476,446
Citigroup Global Markets, Inc.	$3,335,446
Morgan Stanley & Co., Inc.	$2,581,711
Wells Fargo Bank N.A.	$2,352,640
J.P. Morgan Chase	$2,313,705
Barclay Investments, Ltd.	$1,120,887
Deutsche Bank Trust Co.	$1,199,035
Credit Suisse	$484,117

As of December 31, 2012, the Long/Short Commodities Strategy Fund owned the following securities issued by any of the ten broker-dealers with whom the Fund transacted the most business during the fiscal year ended December 31, 2012:

Broker Dealer	Dollar Value
J.P. Morgan Chase	$20,430
Citigroup Global Markets, Inc.	$2,002

The Long/Short Equity Fund commenced operations on May 1, 2013, accordingly, as of December 31, 2012, the Fund had not paid any brokerage commissions and did not own securities of its regular broker-dealers.

PORTFOLIO TURNOVER

The Funds’ portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by a Fund during the fiscal year. The calculation excludes from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Funds. A 100% turnover rate would occur if all of the Funds’ portfolio securities were replaced once within a one-year period.

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Portfolio Turnover for fiscal year ended December 31,

	2012	2011
Managed Futures Strategy Fund	45.59%	18.22%

Long/Short Commodities Strategy Fund	60.42%	N/A

The Long/Short Equity Fund commenced operations on May 1, 2013; therefore, as of December 31, 2012, the Fund did not have any portfolio turnover.

OTHER SERVICE PROVIDERS

Fund Administration, Accounting and Transfer Agent

The Administrator, Fund Accountant and Transfer Agent for the Funds is U.S. Bancorp Fund Services, LLC, which has its principal office at 615 East Michigan Street, Milwaukee, WI  53202, and is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds.  It is an affiliate of the Distributor.

Pursuant to a Fund Administration Servicing Agreement, Fund Accounting Servicing Agreement and a Transfer Agent Servicing Agreement (each an "Agreement" and together the "Agreements") with the Funds, U.S. Bancorp Fund Services, LLC provides administrative, accounting and transfer agent services to the Funds, subject to the supervision of the Board.

Each Agreement was initially approved by the Board at a meeting held on January 24, 2011, with respect to the Managed Futures Strategy Fund, by written consent effective as of December 20, 2011, with respect to the Commodities Strategy Fund, and by written consent effective as of April 11, 2013, with respect to the Long/Short Equity Fund.  Each Agreement shall remain in effect for 3 years from the date of its initial approval, and is subject to renewal thereafter.  Each Agreement is terminable by the Board or U.S. Bancorp Fund Services, LLC on 90 days’ written notice and may be assigned provided the non-assigning party provides prior written consent.  The Agreements provide that U.S. Bancorp Fund Services, LLC shall not be liable to the Trust except for liabilities resulting from its refusal or failure to comply with the terms of the Agreements, or its bad faith, negligence or willful misconduct in the performance of its duties under the Registrar Agreement.

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Administration.  U.S. Bancorp Fund Services, LLC provides general Fund administrative management such as: acting as liaison among Fund service providers, coordinating the Trustee's communications, meeting agendas and resolutions, preparing appropriate schedules and assisting independent auditors, monitoring compliance with the Investment Company Act requirements, preparing and filing with the appropriate state securities authorities any and all required compliance filings relating to the qualification of the securities of the Funds, assisting Fund counsel in the annual update of the Prospectus and SAI and in preparation of proxy statements as needed, monitoring the Trust’s status as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, providing financial data required by the Prospectus and SAI, and preparing and filing on a timely basis appropriate federal and state tax returns.

For the administrative services rendered to the Funds, U.S. Bancorp Fund Services, LLC  received fund administration fees in the following amounts:

Administration Fees Paid During Fiscal Year Ended December 31,
	2012	2011
Managed Futures Strategy Fund	$233,086	$41,591
Long/Short Commodities Strategy Fund	$49,153	N/A

For its first year of operations, the Long/Short Equity Fund will pay a fund administration fee equal to 0.09% (9 basis points) on the first $75 million of Fund assets, 0.07% (7 basis points) on the next $250 million and 0.05% (5 basis points) on the balance, subject to a minimum annual fee of $64,000.  The Fund will also pay administration-related out-of-pocket expenses.

Fund Accounting. U.S. Bancorp Fund Services, LLC provides general Fund accounting services, including: portfolio valuation and trade reporting, expense accrual and payment, computation of net asset value, maintenance of ledgers and books and records, financial and tax reporting, as required by the 1940 Act, maintaining certain books and records described in Rule 31a-1 under the 1940 Act, and reconciling account information and balances among the Funds’ custodian or Adviser and reconciling sales and redemptions of shares of the Funds.

For the fund accounting services rendered to the Funds by U.S. Bancorp Fund Services, LLC, the Funds pay a fund accounting fee based upon the number and type of Fund transactions and accounting-related out-of-pocket expenses.

Transfer Agent.  U.S. Bancorp Fund Services, LLC, which has its principal office at 615 East Michigan Street, Milwaukee, WI 53202, serves as transfer, dividend disbursing, and shareholder servicing agent for the Funds.

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Custodian

U.S. Bank, N.A., (the "Custodian") which has its principal office at 1555 N. Rivercenter Dr., Milwaukee, WI 53212, serves as the custodian of the Funds’ assets pursuant to a Custody Agreement by and between the Custodian and the Trust on behalf of the Funds.  The Custodian's responsibilities include safeguarding and controlling the Funds’ cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Funds’ investments.  Pursuant to the Custody Agreement, the Custodian also maintains original entry documents and books of record and general ledgers; posts cash receipts and disbursements; and records purchases and sales based upon communications from the Adviser and Sub-Adviser.  The Funds may employ foreign sub-custodians that are approved by the Board to hold foreign assets.

DESCRIPTION OF SHARES

Each share of beneficial interest of the Trust has one vote in the election of Trustees.  Cumulative voting is not authorized for the Trust.  This means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and, in that event, the holders of the remaining shares will be unable to elect any Trustees.

Shareholders of the Trust and any other future series of the Trust will vote in the aggregate and not by series except as otherwise required by law or when the Board determines that the matter to be voted upon affects only the interest of the shareholders of a particular series. Matters such as ratification of the independent public accountants and election of Trustees are not subject to separate voting requirements and may be acted upon by shareholders of the Trust voting without regard to series.

The Trust is authorized to issue an unlimited number of shares of beneficial interest.  Each share has equal dividend, distribution and liquidation rights. There are no conversion or preemptive rights applicable to any shares of the Funds. All shares issued are fully paid and non-assessable.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the "Program") as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"). To ensure compliance with this law, the Trust's Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

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Procedures to implement the Program include, but are not limited to, determining that the Funds' Distributor and the Administrator have established proper anti-money laundering procedures, reported suspicious and/or fraudulent activity and a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

As a result of the Program, the Trust may be required to "freeze" the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Trust may be required to transfer the account or proceeds of the account to a governmental agency.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Pricing of Shares

The net asset value ("NAV") of the shares of each Fund is determined at the close of trading (normally 4:00 p.m., Eastern Time) on each day the New York Stock Exchange ("NYSE") is open for business.  For a description of the methods used to determine the NAV, see "How Shares Are Priced" in the Prospectus.

Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities.  Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price.  Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price.  When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

The Trust expects that the holidays upon which the Exchange will be closed are as follows: New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Purchase of Shares

Investors may only purchase Fund shares after receipt of a current Prospectus and by filling out and submitting an application supplied by the Funds.  Orders for shares received by a Fund in good order prior to the close of business on the NYSE on each day during such periods that the NYSE is open for trading are priced at net asset value per share or offering price (net asset value plus a sales charge, if applicable) computed as of the close of the regular session of trading on the NYSE. Orders received in good order after the close of the NYSE, or on a day it is not open for trading, are priced at the close of such NYSE on the next day on which it is open for trading at the next determined net asset value or offering price per share.

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Redemption of Shares

Each Fund will redeem all or any portion of a shareholder's shares in the Fund when requested in accordance with the procedures set forth in the "Redemptions" section of the Prospectus. Under the 1940 Act, a shareholder's right to redeem shares and to receive payment therefore may be suspended at times:

(a) when the NYSE is closed, other than customary weekend and holiday closings;

(b) when trading on that exchange is restricted for any reason;

(c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets, provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) will govern as to whether the conditions prescribed in (b) or (c) exist; or

(d) when the SEC by order permits a suspension of the right to redemption or a postponement of the date of payment on redemption.

In case of suspension of the right of redemption, payment of a redemption request will be made based on the net asset value next determined after the termination of the suspension.

The redemption price is the net asset value next determined after notice is received by a Fund for redemption of shares, minus the amount of any applicable redemption fee. The proceeds received by the shareholder may be more or less than his/her cost of such shares, depending upon the net asset at the time of redemption and the difference should be treated by the shareholder as a capital gain or loss for federal and state income tax purposes.

Each Fund may purchase shares of Investment Companies that charge a redemption fee to shareholders (such as the Funds) that redeem shares of the Investment Company within a certain period of time (such as one year). The fee is payable to the Investment Company. Accordingly, if a Fund were to invest in an Investment Company and incur a redemption fee as a result of redeeming shares in such Investment Company, the Fund would bear such redemption fee. The Funds will not, however, invest in shares of an Investment Company that is sold with a contingent deferred sales load.

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Supporting documents in addition to those listed under "Redemptions" in the Prospectus will be required from executors, administrators, Trustees, or if redemption is requested by someone other than the shareholder of record. Such documents include, but are not restricted to, stock powers, Trust instruments, certificates of death, appointments as executor, certificates of corporate authority and waiver of tax required in some states when settling estates.

Redemption Fee/Market Timing

The Funds discourage and do not accommodate market timing.  Market timing is an investment strategy using frequent purchases and redemptions and/or exchanges in an attempt to profit from short-term market movements.  Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management, and increase Fund expenses for all shareholders.  The Board of Trustees has adopted a policy requiring the Funds’ transfer agent to monitor shareholder activity for purchases and redemptions and/or exchanges that reasonably indicate market timing activity.  The transfer agent does not employ an objective standard and may not be able to identify all market timing activity or may misidentify certain trading activity as market timing activity.  The Board of Trustees also has adopted a redemption policy to discourage short-term traders and/or market timers from investing in the Funds.  A 1% fee will be assessed against investment proceeds withdrawn within 30 days of investment. Shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last.  The redemption fee is intended to offset the costs associated with short-term shareholder trading and is retained by the Funds.  The redemption fee is applied uniformly in all cases.

While the Funds attempt to deter market timing, there is no assurance that they will be able to identify and eliminate all market timers.  For example, certain accounts called "omnibus accounts" include multiple shareholders.  Omnibus accounts typically provide the Funds with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated is not known by the Funds.  The netting effect often makes it more difficult to apply redemption fees, and there can be no assurance that the Funds will be able to apply the fee to such accounts in an effective manner.  Brokers maintaining omnibus accounts with the Funds have agreed to provide shareholder transaction information, to the extent known to the broker, to the Funds upon request.  If the Funds become aware of market timing in an omnibus account, it will work with the broker maintaining the omnibus account to identify the shareholder engaging in the market timing activity. In addition to the redemption fee, the Funds reserve the right to reject any purchase order for any reason, including purchase orders that it does not think are in the best interest of the Funds or their shareholders or if the Funds think that trading is abusive.

Waivers of Redemption Fees: The Funds have elected not to impose the redemption fee for:

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o	redemptions and exchanges of Fund shares acquired through the reinvestment of dividends and distributions;
o	certain types of redemptions and exchanges of Fund shares owned through participant-directed retirement plans;
o	redemptions or exchanges in discretionary asset allocation, fee based or wrap programs ("wrap programs") that are initiated by the sponsor/financial advisor as part of a periodic rebalancing;
o
redemptions or exchanges in a fee based or wrap program that are made as a result of a full withdrawal from the wrap program or as part of a systematic withdrawal plan including the Funds’ systematic withdrawal plan;

o	involuntary redemptions, such as those resulting from a shareholder's failure to maintain a minimum investment in a Fund, or
o	other types of redemptions as the Adviser or the Trust may determine in special situations and approved by the Funds’ or the Adviser's Chief Compliance Officer.

TAX STATUS

Under provisions of Sub-Chapter M of the Internal Revenue Code of 1986 as amended, each Fund, by paying out substantially all of its investment income and realized capital gains, intends to be relieved of federal income tax on the amounts distributed to shareholders. In order to qualify as a "regulated investment company" under Sub-Chapter M, at least 90% of the Fund's income must be derived from dividends, interest and gains from securities transactions, and no more than 50% of the Fund's total assets may be in two or more securities that exceed 5% of the total assets of the Fund at the time of each security's purchase. Not qualifying under Subchapter M of the Internal Revenue Code would cause a Fund to be considered a personal holding company subject to normal corporate income taxes. This would reduce the value of shareholder holdings by the amount of taxes paid. Any subsequent dividend distribution of the Fund's earnings after taxes would still be taxable as received by shareholders. The Fund may invest in companies that pay "qualifying dividends." Investors in the Fund may benefit from the tax bill and its lower tax rate on taxable quarterly dividend payments, attributable to corporate dividends, distributed by the Funds.

For taxable years beginning after December 31, 2012, certain U.S. shareholders, including individuals and estates and trusts, will be subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from the Funds and net gains from the disposition of shares of the Funds. U.S. shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax resulting from an investment in the Funds.

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Options, Futures, Forward Contracts and Swap Agreements

To the extent such investments are permissible for the Funds, the Funds’ transactions in options, futures contracts, hedging transactions, forward contracts, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Funds, defer losses to the Funds, cause adjustments in the holding periods of the Funds' securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

To the extent such investments are permissible, certain of the Funds' hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If the Funds' book income exceeds its taxable income, the distribution (if any) of such excess book income will be treated as (i) a dividend to the extent of the Funds' remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient's basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If the Funds' book income is less than taxable income, the Funds could be required to make distributions exceeding book income to qualify as a regular investment company that is accorded special tax treatment.

Foreign Taxation

Income received by the Funds from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties and conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of the Funds' total assets at the close of its taxable year consists of securities of foreign corporations, the Funds may be able to elect to "pass through" to its shareholders the amount of eligible foreign income and similar taxes paid by the Funds. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign taxes paid by the Funds, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his or her taxable income or to use it as a foreign tax credit against his or her U.S. federal income tax liability, subject to certain limitations. In particular, a shareholder must hold his or her shares (without protection from risk of loss) on the ex-dividend date and for at least 15 more days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a gain dividend. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of the Funds’ taxable year whether the foreign taxes paid by the Funds will "pass through" for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Funds’ income will flow through to shareholders of the Funds. With respect to the Funds, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. A shareholder may be unable to claim a credit for the full amount of his or her proportionate share of the foreign taxes paid by the Funds. The foreign tax credit can be used to offset only 90% of the revised alternative minimum tax imposed on corporations and individuals and foreign taxes generally are not deductible in computing alternative minimum taxable income.

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Passive Foreign Investment Companies

Investment by the Funds in certain "passive foreign investment companies" ("PFICs") could subject the Funds to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, the Funds may elect to treat a PFIC as a "qualified electing fund" ("QEF election"), in which case a Fund will be required to include its share of the company's income and net capital gains annually, regardless of whether it receives any distribution from the company.

The Funds also may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Funds’ taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed for the Funds to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund's total return.

Foreign Currency Transactions

A Fund's transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

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Original Issue Discount and Pay-In-Kind Securities

Current federal tax law requires the holder of a U.S. Treasury or other fixed income zero coupon security to accrue as income each year a portion of the discount at which the security was purchased, even though the holder receives no interest payment in cash on the security during the year. In addition, pay-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Funds may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount ("OID") is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities (including certain pay-in-kind securities) may be treated as a dividend for U.S. federal income tax purposes.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Funds in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt security. Market discount generally accrues in equal daily installments. The Funds may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by the Funds may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, the Funds will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Funds may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

A fund that holds the foregoing kinds of securities may be required to pay out as an income distribution each year an amount, which is greater than the total amount of cash interest the Funds actually received. Such distributions may be made from the cash assets of the Funds or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so). The Funds may realize gains or losses from such liquidations. In the event the Funds realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

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Tax Distribution: The Funds’ distributions (capital gains & dividend income), whether received by shareholders in cash or reinvested in additional shares of the Funds, may be subject to federal income tax payable by shareholders. All income realized by the Funds including short-term capital gains, will be taxable to the shareholder as ordinary income. Dividends from net income will be made annually or more frequently at the discretion of the Funds’ Board of Trustees. Dividends received shortly after purchase of Fund shares by an investor will have the effect of reducing the per share net asset value of his/her shares by the amount of such dividends or distributions. You should consult a tax adviser regarding the effect of federal, state, local, and foreign taxes on an investment in the Funds.

Federal Withholding: The Funds are required by federal law to withhold 28% of reportable payments (which may include dividends, capital gains, distributions and redemptions) paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, you must certify on a W-9 tax form supplied by the Funds that your Social Security or Taxpayer Identification Number provided is correct and that you are not currently subject to back-up withholding, or that you are exempt from back-up withholding.

Shareholders of the Funds may be subject to state and local taxes on distributions received from the Funds and on redemptions of the Funds’ shares.

A brief explanation of the form and character of the distribution accompany each distribution. In January of each year the Funds issue to each shareholder a statement of the federal income tax status of all distributions.

Shareholders should consult their tax advisors about the application of federal, state and local and foreign tax law in light of their particular situation.

Wholly-Owned Subsidiaries

Each Fund, except the Long/Short Equity Fund, intends to invest a portion of its assets in a Subsidiary, which will be classified as a corporation for U.S. federal income tax purposes. A foreign corporation, such as each Subsidiary, will generally not be subject to U.S. federal income taxation unless it is deemed to be engaged in a U.S. trade or business. It is expected that each Subsidiary will conduct its activities in a manner so as to meet the requirements of a safe harbor under Section 864(b)(2) of the Internal Revenue Code (the "Safe Harbor") pursuant to which the Subsidiary, provided it is not a dealer in stocks, securities or commodities, may engage in the following activities without being deemed to be engaged in a U.S. trade or business: (1) trading in stocks or securities (including contracts or options to buy or sell securities) for its own account; and (2) trading, for its own account, in commodities that are "of a kind customarily dealt in on an organized commodity exchange" if the transaction is of a kind customarily consummated at such place. Thus, each Subsidiary's securities and commodities trading activities should not constitute a U.S. trade or business. However, if certain of a Subsidiary's activities were determined not to be of the type described in the Safe Harbor or if the Subsidiary's gains are attributable to investments in securities that constitute U.S. real property interests (which is not expected), then the activities of the Subsidiary may constitute a U.S. trade or business, or be taxed as such.

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In general, a foreign corporation that does not conduct a U.S. trade or business is nonetheless subject to tax at a flat rate of 30 percent (or lower tax treaty rate), generally payable through withholding, on the gross amount of certain U.S.-source income that is not effectively connected with a U.S. trade or business. There is presently no tax treaty in force between the U.S. and the Cayman Islands that would reduce this rate of withholding tax.  Income subject to such a flat tax includes dividends and certain interest income.  The 30 percent tax does not apply to U.S.-source capital gains (whether long-term or short-term) or to interest paid to a foreign corporation on its deposits with U.S. banks. The 30 percent tax also does not apply to interest which qualifies as "portfolio interest." The term "portfolio interest" generally includes interest (including original issue discount) on an obligation in registered form which has been issued after July 18, 1984 and with respect to which the person, who would otherwise be required to deduct and withhold the 30 percent tax, received the required statement that the beneficial owner of the obligation is not a U.S. person within the meaning of the Internal Revenue Code. Under certain circumstances, interest on bearer obligations may also be considered portfolio interest.

Each Subsidiary will be wholly-owned by a Fund. A U.S. person who owns (directly, indirectly or constructively) 10 percent or more of the total combined voting power of all classes of stock of a foreign corporation is a "U.S. Shareholder" for purposes of the controlled foreign corporation ("CFC") provisions of the Internal Revenue Code.  A foreign corporation is a CFC if, on any day of its taxable year, more than 50 percent of the voting power or value of its stock is owned (directly, indirectly or constructively) by "U.S. Shareholders." Because each Fund is a U.S. person that will own all of the stock of a Subsidiary, each Fund will be a "U.S. Shareholder" and each Subsidiary will be a CFC. As a "U.S. Shareholder," each Fund will be required to include in gross income for United States federal income tax purposes all of the respective Subsidiary's "subpart F income" (defined, in part, below), whether or not such income is distributed by the Subsidiary. It is expected that all of each Subsidiary's income will be "subpart F income."  "Subpart F income" generally includes interest, original issue discount, dividends, net gains from the disposition of stocks or securities, receipts with respect to securities loans and net payments received with respect to equity swaps and similar derivatives.  "Subpart F income" also includes the excess of gains over losses from transactions (including futures, forward and similar transactions) in any commodities. Each Fund's recognition of its Subsidiary's "subpart F income" will increase the Fund's tax basis in the Subsidiary. Distributions by the Subsidiary to the Fund will be tax-free, to the extent of its previously undistributed "subpart F income," and will correspondingly reduce the Fund's tax basis in the Subsidiary. "Subpart F income" is generally treated as ordinary income, regardless of the character of the Subsidiary's underlying income.

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In general, each "U.S. Shareholder" is required to file IRS Form 5471 with its U.S. federal income tax (or information) returns providing information about its ownership of the CFC and the CFC. In addition, a "U.S. Shareholder" may in certain circumstances be required to report a disposition of shares in a Subsidiary by attaching IRS Form 5471 to its U.S. federal income tax (or information) return that it would normally file for the taxable year in which the disposition occurs. In general, these filing requirements will apply to investors of the Fund if the investor is a U.S. person who owns directly, indirectly or constructively (within the meaning of Sections 958(a) and (b) of the Internal Revenue Code) 10 percent or more of the total combined voting power of all classes of voting stock of a foreign corporation that is a CFC for an uninterrupted period of 30 days or more during any tax year of the foreign corporation, and who owned that stock on the last day of that year.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services, Ltd., located at 1350 Euclid Avenue, Suite 800, Cleveland, OH 44115, serves as the Funds' independent registered public accounting firm providing services including (1) audit of annual financial statements, and (2) assistance and consultation in connection with SEC filings.

LEGAL COUNSEL

Thompson Hine LLP, 41 South High Street, Suite 1700, Columbus, OH 43215, serves as the Trust's legal counsel.

FINANCIAL STATEMENTS

The audited consolidated financial statements and consolidated financial highlights of the Managed Futures Strategy Fund and the Commodities Strategy Fund for the fiscal year ended December 31, 2012, as set forth in the Trust’s annual report to shareholders, including the notes thereto and the report of the registered independent public accounting firm, are to be incorporated by reference by subsequent amendment.  The Long/Short Equity Fund had not yet commenced operations on December 31, 2012.  You can obtain a copy of the financial statements contained in the Funds’ Annual or Semi-Annual Report without charge by calling the Funds at 1-855-523-8637.

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APPENDIX A

PROXY VOTING GUIDELINES FOR

LoCorr Fund Management, LLC
Proxy Voting Policy and Procedures

The Adviser will vote proxies vote proxies on behalf of its individual clients.  In order to fulfill its responsibilities under the Advisers Act, the Adviser has adopted the following policies and procedures for proxy voting with regard to companies in the investment portfolio of Fund(s).

Voting Proxies

1.	All proxies sent to clients that are actually received by the Adviser (to vote on behalf of the client) will be provided to the Operations Unit.

2.	The Operations Unit will generally adhere to the following procedures (subject to limited exception):

(a)	A written record of each proxy received by the Adviser (on behalf of its clients) will be kept in the Adviser's files;

(b)	The Operations Unit will determine which of the Adviser holds the security to which the proxy relates;

(c)
Prior to voting any proxies, the Operations Unit will determine if there are any conflicts of interest related to the proxy in question in accordance with the general guidelines set forth below.  If a conflict is identified, the Operations Unit will then make a determination (which may be in consultation with outside legal counsel) as to whether the conflict is material.

(e)
If no material conflict is identified pursuant to these procedures, the Operations Unit will vote the proxy in accordance with the guidelines set forth below.  The Operations Unit will deliver the proxy in accordance with instructions related to such proxy in a timely and appropriate manner.

Conflicts of Interest

1.
As stated above, in evaluating how to vote a proxy, the Operations Unit will first determine whether there is a conflict of interest related to the proxy in question between the Adviser and its Advisory Clients.  This examination will include (but will not be limited to) an evaluation of whether the Adviser (or any affiliate of the Adviser) has any relationship with the company (or an affiliate of the company) to which the proxy relates outside of an investment in such company by a client of the Adviser.

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2.
If a conflict is identified and deemed "material" by the Operations Unit, the Adviser will determine whether voting in accordance with the proxy voting guidelines outlined below is in the best interests of the client (which may include utilizing an independent third party to vote such proxies).

3.
With respect to material conflicts, the Adviser will determine whether it is appropriate to disclose the conflict to affected clients and give such clients the opportunity to vote the proxies in question themselves.  However, with respect to ERISA clients whose advisory contract reserves the right to vote proxies when the Adviser has determined that a material conflict exists that affects its best judgment as a fiduciary to the ERISA client, the Adviser will:

(a)	Give the ERISA client the opportunity to vote the proxies in question themselves; or

(b)	Follow designated special proxy voting procedures related to voting proxies pursuant to the terms of the investment management agreement with such ERISA clients (if any).

Proxy Voting Guidelines

In order to fulfill its responsibilities under the Act, LoCorr Fund Management, LLC (hereinafter "we" or "our") has adopted the following policies and procedures for proxy voting with regard to companies in investment portfolios of our clients.

KEY OBJECTIVES

The key objectives of these policies and procedures recognize that a company's management is entrusted with the day-to-day operations and longer term strategic planning of the company, subject to the oversight of the company's board of directors.  While "ordinary business matters" are primarily the responsibility of management and should be approved solely by the corporation's board of directors, these objectives also recognize that the company's shareholders must have final say over how management and directors are performing, and how shareholders' rights and ownership interests are handled, especially when matters could have substantial economic implications to the shareholders.

Therefore, we will pay particular attention to the following matters in exercising our proxy voting responsibilities as a fiduciary for our clients:

Accountability.  Each company should have effective means in place to hold those entrusted with running a company's business accountable for their actions.  Management of a company should be accountable to its board of directors and the board should be accountable to shareholders.

Alignment of Management and Shareholder Interests.  Each company should endeavor to align the interests of management and the board of directors with the interests of the company's shareholders. For example, we generally believe that compensation should be designed to reward management for doing a good job of creating value for the shareholders of the company.

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Transparency.  Promotion of timely disclosure of important information about a company's business operations and financial performance enables investors to evaluate the performance of a company and to make informed decisions about the purchase and sale of a company's securities.

DECISION METHODS

We generally believe that the individual portfolio managers that invest in and track particular companies are the most knowledgeable and best suited to make decisions with regard to proxy votes.  Therefore, we rely on those individuals to make the final decisions on how to cast proxy votes.

No set of proxy voting guidelines can anticipate all situations that may arise. In special cases, we may seek insight from our managers and analysts on how a particular proxy proposal will impact the financial prospects of a company, and vote accordingly.

In some instances, a proxy vote may present a conflict between the interests of a client, on the one hand, and our interests or the interests of a person affiliated with us, on the other.  In such a case, we will abstain from making a voting decision and will forward all of the necessary proxy voting materials to the client to enable the client to cast the votes.

SUMMARY OF PROXY VOTING GUIDELINES

Election of the Board of Directors

We believe that good corporate governance generally starts with a board composed primarily of independent directors, unfettered by significant ties to management, all of whose members are elected annually.  We also believe that turnover in board composition promotes independent board action, fresh approaches to governance, and generally has a positive impact on shareholder value.  We will generally vote in favor of non-incumbent independent directors.

The election of a company's board of directors is one of the most fundamental rights held by shareholders.  Because a classified board structure prevents shareholders from electing a full slate of directors annually, we will generally support efforts to declassify boards or other measures that permit shareholders to remove a majority of directors at any time, and will generally oppose efforts to adopt classified board structures.

Approval of Independent Registered Public Accounting Firm

We believe that the relationship between a company and its independent registered public accountants should be limited primarily to the audit engagement, although it may include certain closely related activities that do not raise an appearance of impaired independence.

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We will evaluate on a case-by-case basis instances in which the independent registered public accounting firm has a substantial non-audit relationship with a company to determine whether we believe independence has been, or could be, compromised.

Equity-based compensation plans

We believe that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of directors, management, and employees by providing incentives to increase shareholder value.  Conversely, we are opposed to plans that substantially dilute ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features.

We will generally support measures intended to increase stock ownership by executives and the use of employee stock purchase plans to increase company stock ownership by employees.  These may include:

1.      Requiring senior executives to hold stock in a company.
2.      Requiring stock acquired through option exercise to be held for a certain period of time.

These are guidelines, and we consider other factors, such as the nature of the industry and size of the company, when assessing a plan's impact on ownership interests.

Corporate Structure

We view the exercise of shareholders' rights, including the rights to act by written consent, to call special meetings and to remove directors, to be fundamental to good corporate governance.

Because classes of common stock with unequal voting rights limit the rights of certain shareholders, we generally believe that shareholders should have voting power equal to their equity interest in the company and should be able to approve or reject changes to a company's by-laws by a simple majority vote.

We will generally support the ability of shareholders to cumulate their votes for the election of directors.

Shareholder Rights Plans

While we recognize that there are arguments both in favor of and against shareholder rights plans, also known as poison pills, such measures may tend to entrench current management, which we generally consider to have a negative impact on shareholder value.  Therefore, while we will evaluate such plans on a case by case basis, we will generally oppose such plans.

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Disclosure of Procedures

A summary of above these proxy voting procedures will be included in Part II of the Adviser's Form ADV and will be updated whenever these policies and procedures are updated.  Clients will be provided with contact information as to how they can obtain information about: (a) the Adviser's proxy voting procedures (i.e., a copy of these procedures); and (b) how the Adviser voted proxies that are relevant to the affected client.

Record-keeping Requirements

The Operations Unit will be responsible for maintaining files relating to the Adviser's proxy voting procedures.  Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of the Adviser.  Records of the following will be included in the files:

1.         Copies of these proxy voting policies and procedures, and any amendments thereto;

2.         A copy of each proxy statement that the Adviser actually received; provided, however, that the Adviser may rely on obtaining a copy of proxy statements from the SEC's EDGAR system for those proxy statements that are so available;

3.         A record of each vote that the Adviser casts;

4.	A copy of any document that the Adviser created that was material to making a decision how to vote the proxies, or memorializes that decision (if any); and

5.         A copy of each written request for information on how the Adviser voted such client's proxies and a copy of any written response to any request for information on how the Adviser voted proxies on behalf of clients.

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PROXY VOTING POLICY AND PROCEDURES
For Millennium Asset Management, L.L.C.

Adopted April 11, 2013

I.           STATEMENT OF POLICY

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. When the Adviser has discretion to vote the proxies of its clients, it will vote those proxies in the best interest of its clients and in accordance with these policies and procedures.

II.           PROXY VOTING PROCEDURES

All proxies received by the Adviser will be sent to the Compliance Officer. The Compliance Officer will:

•	Keep a record of each proxy received;

•	Forward the proxy to the portfolio manager or other person who makes the voting decision in the firm (hereafter referred to as “Portfolio Manager”);

•	Determine which accounts managed by the Adviser hold the security to which the proxy relates;

•
Provide the Portfolio Manager with a list of accounts that hold the security, together with the number of votes each account controls (reconciling any duplications), and the date by which the Adviser must vote the proxy in order to allow enough time for the completed proxy to be returned to the issuer prior to the vote taking place.

•
Absent material conflicts (see Section IV below), the Portfolio Manager will determine how the Adviser should vote the proxy.  The Portfolio Manager will send its decision on how the Adviser will vote a proxy to the Compliance Officer.  The Compliance Officer is responsible for completing the proxy and mailing the proxy in a timely and appropriate manner.

•
The Adviser may retain a third party to assist it in coordinating and voting proxies with respect to client securities. If so, the Compliance Officer will monitor the third party to assure that all proxies are being properly voted and appropriate records are being retained.

III.           VOTING GUIDELINES

In the absence of specific voting guidelines from the client, the Adviser will vote proxies in the best interests of each particular client, which may result in different voting results for proxies for the same issuer.  The Adviser believes that voting proxies in accordance with the following guidelines is in the best interests of its clients.

•
Generally, the Adviser will vote in favor of routine corporate housekeeping proposals, including election of directors (where no corporate governance issues are implicated), selection of auditors, and increases in or reclassification of common stock.

•
Generally, the Adviser will vote against proposals that make it more difficult to replace members of the issuer’s board of directors, including proposals to stagger the board, cause management to be overrepresented on the board, introduce cumulative voting, introduce unequal voting rights, and create supermajority voting.

For other proposals, the Adviser shall determine whether a proposal is in the best interests of its clients and may take into account the following factors, among others:

•	whether the proposal was recommended by management and the Adviser's opinion of management;

•	whether the proposal acts to entrench existing management; and

•	whether the proposal fairly compensates management for past and future performance.

IV. CONFLICTS OF INTEREST

1.
The Compliance Officer will identify any conflicts that exist between the interests of the Adviser and its clients.  This examination will include a review of the relationship of the Adviser and its affiliates with the issuer of each security and any of the issuer’s affiliates to determine if the issuer is a client of the Adviser or an affiliate of the Adviser or has some other relationship with the Adviser or a client of the Adviser.

2.
If a material conflict exists, the Adviser will determine whether voting in accordance with the voting guidelines and factors described above is in the best interests of the client. The Adviser will also determine whether it is appropriate to disclose the conflict to the affected clients and, except in the case of clients that are subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), give the clients the opportunity to vote their proxies themselves. In the case of ERISA clients, if the Investment Management Agreement reserves to the ERISA client the authority to vote proxies when the Adviser determines it has a material conflict that affects its best judgment as an ERISA fiduciary, the Adviser will give the ERISA client the opportunity to vote the proxies themselves. Absent the client reserving voting rights, the Adviser will vote the proxies solely in accordance with the policies outlined in Section III. “Voting Guidelines” above.

V.           DISCLOSURE

Clients may contact the Compliance Officer, via e-mail or telephone, in order to obtain information on how the Adviser voted such client’s proxies, and to request a copy of these policies and procedures. If a client requests this information, the Compliance Officer will prepare a written response to the client that lists, with respect to each voted proxy about which the client has inquired, (a) the name of the issuer; (b) the proposal voted upon, and (c) how the Adviser voted the client’s proxy.

VI.           RECORDKEEPING

The Compliance Officer will maintain files relating to the Adviser’s proxy voting procedures in an easily accessible place. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of the Adviser.  These records may be kept in electronic format. Records of the following will be included in the files:

•	Copies of this proxy voting policy and procedures, and any amendments thereto.

•
A copy of each proxy statement that the Adviser receives, provided however that the Adviser may rely on obtaining a copy of proxy statements from the SEC’s EDGAR system for those proxy statements that are so available.  (The Adviser may choose instead to have a third party retain a copy of proxy statements (provided that the third party undertakes to provide a copy of the proxy statements promptly upon request).)

•
A record of each vote that the Adviser casts.  (The Adviser may also rely on a third party to retain a copy of the votes cast (provided that the third party undertakes to provide a copy of the record promptly upon request.)

•	A copy of any document the Adviser created that was material to making a decision how to vote proxies, or that memorializes that decision.

A copy of each written client request for information on how the Adviser voted such client’s proxies, and a copy of any written response to any (written or oral) client request for information on how the Adviser voted its proxies.

Nuveen Asset Management, LLC
Proxy Voting Policies and Procedures

Effective Date:  January 1, 2011

I.           General Principles
A.        Nuveen Asset Management, LLC ("Adviser") is an investment sub-adviser for certain of the Nuveen Funds (the “Funds”) and investment adviser for institutional and other separately managed accounts (collectively, with the Funds, “Accounts”). As such, Accounts may confer upon Adviser complete discretion to vote proxies.  It is Adviser’s duty to vote proxies in the best interests of its clients (which may involve affirmatively deciding that voting the proxies may not be in the best interests of certain clients on certain matters1). In voting proxies, Adviser also seeks to enhance total investment return for its clients.
B.        If Adviser contracts with another investment adviser to act as a sub-adviser for an Account, Adviser may delegate proxy voting responsibility to the sub-adviser. Where Adviser has delegated proxy voting responsibility, the sub-adviser will be responsible for developing and adhering to its own proxy voting policies, subject to oversight by Adviser.
C.        Adviser’s Investment Policy Committee (“IPC”), comprised of the firm’s most senior investment professionals, is charged with oversight of the proxy voting policies and procedures. The IPC is responsible for (1) approving the proxy voting policies and procedures, and (2) oversight of the activities of Adviser’s Proxy Voting Committee (“PVC”). The PVC is responsible for providing an administrative framework to facilitate and monitor Adviser’s exercise of its fiduciary duty to vote client proxies and fulfill the obligations of reporting and recordkeeping under the federal securities laws.
II.           Policies
The IPC, after reviewing and concluding that such policies are reasonably designed to vote proxies in the best interests of clients, has approved and adopted the proxy voting policies of Institutional Shareholder Services, Inc. ("ISS"), a leading national provider of proxy voting administrative and research services. As a result, such policies set forth Adviser’s positions on recurring proxy issues and criteria for addressing non-recurring issues. These policies are reviewed periodically by ISS, and therefore are subject to change. Even though it has adopted ISS policies, Adviser maintains the fiduciary responsibility for all proxy voting decisions.
III.           Procedures
A.        Supervision of Proxy Voting Service.  The PVC shall supervise the relationship with Adviser’s proxy voting service, ISS. ISS apprises Adviser of shareholder meeting dates, provides research on proxy proposals and voting recommendations, and casts the actual proxy votes. ISS also serves as Adviser’s proxy voting record keeper and generates reports on how proxies were voted.

1
Adviser may not vote proxies associated with the securities of any issuer if as a result of voting, subsequent purchases or sales of such securities would be blocked. However, Adviser may decide, on an individual security basis that it is in the best interests of its clients to vote the proxy associated with such a security, taking into account the loss of liquidity.  In addition, Adviser may not to vote proxies where the voting would in Adviser’s judgment result in some other financial, legal, regulatory disability or burden to the client (such as imputing control with respect to the issuer) or subject to resolution of any conflict of interest as provided herein, to Adviser.

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B.       Conflicts of Interest.
1.	The following relationships or circumstances may give rise to conflicts of interest:2
a.
The issuer or proxy proponent (e.g., a special interest group) is Madison Dearborn Partners, a private equity firm and affiliate of Adviser (“MDP”), or a company that controls, is controlled by or is under common control with MDP.

b.
The issuer is an entity in which an executive officer of Adviser or a spouse or domestic partner of any such executive officer is or was (within the past three years of the proxy vote) an executive officer or director.

c.	The issuer is a registered or unregistered fund for which Adviser or another Nuveen adviser serves as investment adviser or sub-adviser.
d.	Any other circumstances that Adviser is aware of where Adviser’s duty to serve its clients’ interests, typically referred to as its “duty of loyalty,” could be materially compromised.
2.
Adviser will vote proxies in the best interest of its clients regardless of such real or perceived conflicts of interest. By adopting ISS policies, Adviser believes the risk related to conflicts will be minimized.

3.
To further minimize this risk, the IPC will review ISS’ conflict avoidance policy at least annually to ensure that it adequately addresses both the actual and perceived conflicts of interest the proxy voting service may face.

4.
In the event that ISS faces a material conflict of interest with respect to a specific vote, the PVC shall direct ISS how to vote. The PVC shall receive voting direction from the Head of Research, who will seek voting direction from appropriate investment personnel. Before doing so, however, the PVC will confirm that Adviser faces no material conflicts of its own with respect to the specific proxy vote.

5.	If the PVC concludes that a material conflict does exist, it will recommend to the IPC a course of action designed to address the conflict. Such actions could include, but are not limited to:
a.	Obtaining instructions from the affected client(s) on how to vote the proxy;
b.	Disclosing the conflict to the affected client(s) and seeking their consent to permit Adviser to vote the proxy;
c.	Voting in proportion to the other shareholders;
d.	Recusing an IPC member from all discussion or consideration of the matter, if the material conflict is due to such person’s actual or potential conflict of interest; or

2           A conflict of interest shall not be considered material for the purposes of these Policies and Procedures in respect of a specific vote or circumstance if the matter to be voted on relates to a restructuring of the terms of existing securities or the issuance of new securities or a similar matter arising out of the holding of securities, other than common equity, in the context of a bankruptcy or threatened bankruptcy of the issuer, even if a conflict described in III.B.1a.-d is present.

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e.	Following the recommendation of a different independent third party.
6.
In addition to all of the above-mentioned and other conflicts, members of the IPC and the PVC must notify Adviser’s Chief Compliance Officer of any direct, indirect or perceived improper influence exerted by any employee, officer or director within the MDP affiliate or Fund complex with regard to how Adviser should vote proxies. The Chief Compliance Officer will investigate the allegations and will report the findings to Adviser’s President and the General Counsel. If it is determined that improper influence was attempted, appropriate action shall be taken. Such appropriate action may include disciplinary action, notification of the appropriate senior managers within the MDP affiliate, or notification of the appropriate regulatory authorities. In all cases, the IPC shall not consider any improper influence in determining how to vote proxies, and will vote in the best interests of clients.

C.        Proxy Vote Override.  From time to time, a portfolio manager of an Account (a “Portfolio Manager”) may initiate action to override the ISS recommendation for a particular vote. Any such override by a NAM Portfolio Manager (but not a sub-adviser Portfolio Manager) shall be reviewed by Adviser’s Legal Department for material conflicts. If the Legal Department determines that no material conflicts exist, the approval of one investment professional on the IPC or the Head of Equity Research shall authorize the override.  If a material conflict exists the conflict and, ultimately, the override recommendation will be addressed pursuant to the procedures described above under “Conflicts of Interest.”
D.        Securities Lending.
1.
In order to generate incremental revenue, some clients may participate in a securities lending program.  If a client has elected to participate in the lending program then it will not have the right to vote the proxies of any securities that are on loan as of the shareholder meeting record date.  A client, or a Portfolio Manager, may place restrictions on loaning securities and/or recall a security on loan at any time.  Such actions must be affected prior to the record date for a meeting if the purpose for the restriction or recall is to secure the vote.

2.
Portfolio Managers and/or analysts who become aware of upcoming proxy issues relating to any securities in portfolios they manage, or issuers they follow, will consider the desirability of recalling the affected securities that are on loan or restricting the affected securities prior to the record date for the matter. If the proxy issue is determined to be material, and the determination is made prior to the shareholder meeting record date the Portfolio Manager(s) will contact the Securities Lending Agent to recall securities on loan or restrict the loaning of any security held in any portfolio they manage, if they determine that it is in the best interest of shareholders to do so. Training regarding the process to recall securities on loan or restrict the loaning of securities is given to all Portfolio Managers and analysts.

E.           Proxy Voting for ERISA Clients.  If a proxy voting issue arises for an ERISA client, Adviser is prohibited from voting shares with respect to any issue advanced by a party in interest of the ERISA client.
F.           Proxy Voting Records.  As required by Rule 204-2 of the Investment Advisers Act of 1940, Adviser shall make and retain five types of records relating to proxy voting; (a) proxy voting policies and procedures; (b) proxy statements received for client and fund securities; (c) records of votes cast on behalf of clients and funds; (d) records of written requests for proxy voting information and written responses from the Adviser to either a written or oral request; and (e) any documents prepared by the adviser that were material to making a proxy voting decision or that memorialized the basis for the decision.  Adviser may rely on ISS to make and retain on Adviser’s behalf records pertaining to the rule.

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G.        Fund of Funds Provision.  In instances where Adviser provides investment advice to a fund of funds that acquires shares of affiliated funds or three percent or more of the outstanding voting securities of an unaffiliated fund, the acquiring fund shall vote the shares in the same proportion as the vote of all other shareholders of the acquired fund.  If compliance with this policy results in a vote of any shares in a manner different than the ISS recommendation, such vote will not require compliance with the Proxy Vote Override procedures set forth above.
    H.       Legacy Securities.  To the extent that Adviser receives proxies for securities that are transferred into an Account’s portfolio that were not recommended or selected by Adviser and are sold or expected to be sold promptly in an orderly manner (“legacy securities”), Adviser will generally instruct ISS to refrain from voting such proxies. In such circumstances, since legacy securities are expected to be sold promptly, voting proxies on such securities would not further Adviser’s interest in maximizing the value of client investments. Adviser may agree to an institutional Account’s special request to vote a legacy security proxy, and would instruct ISS to vote such proxy in accordance with its guidelines.
I.         Review and Reports.
1.           The PVC shall maintain a review schedule. The schedule shall include reviews for the proxy voting policy (including the policies of any sub-adviser), the proxy voting record, account maintenance, and other reviews as deemed appropriate by the PVC. The PVC shall review the schedule at least annually.
2.
The PVC will report to the IPC with respect to all identified conflicts and how they were addressed. These reports will include all Accounts, including those that are sub-advised. With respect to the review of votes cast on behalf of investments by the Funds, such review will also be reported to the Board of Directors of the Funds at each of their regularly scheduled meetings.  Adviser also shall provide the Funds that it sub-advises with information necessary for preparing Form N-PX.

K.           Vote Disclosure to Clients.  Adviser’s institutional and separately managed account clients can contact their relationship manager for more information on Adviser’s policies and the proxy voting record for their account. The information available includes name of issuer, ticker/CUSIP, shareholder meeting date, description of item and Adviser’s vote.
IV.           Policy Owner
IPC
V.           Responsible Parties
IPC
PVC
ADV Review Team
Last Amended 1/1/11

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PROXY VOTING GUIDELINES FOR

Galliard Capital Management, Inc.

Policy/Procedure For:  VOTING OF PROXIES/OTHER CORPORATE ACTIONS

Summary:  As a fixed income manager, Galliard would generally not receive or vote proxies. There may be occasions which require Galliard to cast a vote relative to a bond indenture, in a default circumstance or provide a decision in a class action lawsuit in which case our policy is to vote/decide in the best economic interests of our clients.

Policy Standards:

•	Galliard will vote on any corporate action or action relative to a bond holding which requires a vote or decision by the bond holder in the best economic interests of our clients.
•	Galliard credit analysts shall review all actions and provide a recommendation to a Galliard Principal. The Principal shall approve the final decision.
o	For Class Actions, Galliard Class Action Response Procedure will be followed.
•	Galliard shall maintain a record of any actions, votes or decisions required on behalf of a client.

Procedure:

1.	Materials for any required action are forwarded from the custodian or other agent to the Trading Assistant at Galliard.
a.	Class Actions will be forward to the Compliance Officer or designee for review in adherence to the Galliard Class Action Response Policy.
2.	An assigned analyst, principal and/or compliance officer reviews materials to determine Galliard position.
3.
For routine matters, the Principal will make the final Galliard decision. For major decisions with a significant portfolio impact, the full sector team including at least one Principal shall review the decision and make a final decision.

4.	Trade Assistant maintains a file on the corporate action and a record of the decision.
5.	Compliance Officer or designee maintains a file of class actions received.

Time Frame/Deadline:  Deadline determined by corporate action materials.

Resources:	Analysts, Principal, Trade Assistant, Compliance Officer, and Custody

Forms Needed:   Corporate Action Materials received from custodian or other agent

System Documentation:  N/A

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